UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:	BlackRock Global Allocation Fund, Inc.

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2020

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Annual Report

BlackRock Global Allocation Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2020	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2020, the Fund outperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofA Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, stock selection within and an overweight to both consumer discretionary and information technology (“IT”) was additive to performance. Stock selection within and an underweight to energy also contributed to returns. Within fixed income, exposure to U.S. credit, namely investment grade corporate bonds, as well as yield curve positioning positively impacted performance. Exposure to cash and cash equivalents and gold-related securities added to returns as well.

From an equity sector perspective, stock selection within industrials negatively impacted returns. Stock selection within financials weighed on performance, although this was partially offset by an underweight to the sector. A broad underweight to fixed income relative to the reference benchmark detracted. Within fixed income, exposure to select emerging market government bonds negatively impacted performance. Currency management weighed on returns as well, notably an underweight to the Australian dollar and an overweight to the U.S. dollar.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives contributed to the Fund’s performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased slightly from 65% to 64% of net assets. Within equities, the Fund increased exposure to Europe, and decreased exposure to Japan and the United States. On a sector basis, the Fund increased exposure to IT, consumer discretionary and materials, and reduced exposure to financials, energy, consumer staples, communication services and real estate.

The Fund’s allocation to fixed income decreased from 30% to 28% of net assets. Within fixed income, the Fund increased exposure to corporate credit and bank loans, and decreased exposure to government bonds, primarily in the United States, and securitized debt. The Fund’s exposure to commodity-related securities remained unchanged at 2% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 3% to 6% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period overweight in equities, underweight in fixed income, and had modest exposure to gold-related securities and cash and cash equivalents. Within equities, the Fund was overweight in the United States, China and Europe (ex-U.K.), and underweight in Asia, primarily Japan and Australia. From a sector perspective, the Fund was overweight in consumer discretionary, health care, information technology, materials, industrials and communication services, and underweight in consumer staples, real estate and financials. Within fixed income, the Fund was underweight in U.S. Treasuries, developed European sovereign debt and Japanese government bonds. In addition, the Fund was overweight in corporate credit and securitized debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar, Japanese yen and euro, and was underweight in the Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	12.07%	10.23%	N/A	6.15%	N/A	5.75%	N/A
Investor A	11.88	9.87	4.10%	5.85	4.72%	5.46	4.89%
Investor C	11.50	9.06	8.06	5.07	5.07	4.67	4.67
Class K	12.14	10.28	N/A	6.22	N/A	5.79	N/A
Class R	11.74	9.54	N/A	5.51	N/A	5.11	N/A
FTSE World Index	12.97	4.26	N/A	8.55	N/A	8.64	N/A
Reference Benchmark	8.36	5.12	N/A	6.78	N/A	6.59	N/A
U.S. Stocks: S&P 500® Index(b)	13.29	9.71	N/A	11.71	N/A	13.01	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	10.54	(5.33)	N/A	4.04	N/A	3.86	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	6.37	4.99	N/A	3.92	N/A	1.08	N/A
U.S. Bonds: ICE BofA Current 5-Year U.S. Treasury Index(e)	0.07	6.42	N/A	2.90	N/A	2.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(d)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2020 (continued)	BlackRock Global Allocation Fund, Inc.

Expense Example

	Actual						Hypothetical(a)
			Expenses Paid during the Period					Including Dividend Expense and Broker Fees and Expenses on Short Sales			Excluding Dividend Expense and Broker Fees and Expenses on Short Sales			Annualized Expense Ratio
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Including Dividend Expense and Broker Fees and Expenses on Short Sales	(b)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid during the Period	(b)	Ending Account Value (10/31/20)	Expenses Paid during the Period	(b)	Including Dividend Expense and Broker Fees and Expenses on Short Sales	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
Institutional	$1,000.00	$1,120.70	$4.26		$4.26		$1,000.00	$1,021.11	$4.06		$1,021.11	$4.06		0.80%	0.80%
Investor A	1,000.00	1,118.80	5.70		5.70		1,000.00	1,019.76	5.43		1,019.76	5.43		1.07	1.07
Investor C	1,000.00	1,115.00	9.84		9.78		1,000.00	1,015.84	9.37		1,015.89	9.32		1.85	1.84
Class K	1,000.00	1,121.40	3.84		3.84		1,000.00	1,021.52	3.66		1,021.52	3.66		0.72	0.72
Class R	1,000.00	1,117.40	7.50		7.45		1,000.00	1,018.05	7.15		1,018.10	7.10		1.41	1.40

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets(a)		Reference Benchmark Percentages	(b)
	10/31/20	10/31/19
U.S. Equities	40%	41%	36%
European Equities	15	11	12
Asia Pacific Equities	8	11	10
Other Equities	1	2	2

Total Equities	64	65	60

U.S. Dollar Denominated Fixed-Income Securities	20	24	24
U.S. Issuers	17	22	—
Non-U.S. Issuers	3	2	—
Non-U.S. Dollar Denominated Fixed-Income Securities	8	6	16

Total Fixed-Income Securities	28	30	40

Commodity-Related	2	2	—

Cash & Short-Term Securities	6	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed-income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofA Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Global Allocation Fund, Inc.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments	(a)
Microsoft Corp.	2%
Apple, Inc.	2
Amazon.com, Inc.	2
Alphabet, Inc.	2
UnitedHealth Group, Inc.	1
JPMorgan Chase & Co.	1
Johnson & Johnson	1
NextEra Energy, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Siemens AG	1

GEOGRAPHIC ALLOCATION

	Percent of Total Investments(b)
Country/Geographic Region	Long	Short	Total
United States	65%	—%	65%
China	4	—	4
Italy	4	—	4
Japan	3	—	3
Netherlands	3	—	3
France	3	—	3
Germany	2	—	2
United Kingdom	2	—	2
Australia	2	—	2
Spain	2	—	2
Switzerland	1	—	1
Taiwan	1	—	1
Canada	1	—	1
Sweden	1	—	1
Hong Kong	1	—	1
Other(c)	5	—	5
	100%	—%	100%

(a)	Excludes short-term securities, options purchased and options written.
(b)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

FUND SUMMARY	7

About Fund Performance	BlackRock Global Allocation Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on May 1, 2020 and held through October 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments	BlackRock Global Allocation Fund, Inc.

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	9

Consolidated Schedule of Investments October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(a) — 0.2%
AGL Core CLO 5 Ltd.(b)
Series 2020-5A, Class A2, (3 mo. LIBOR US + 2.35%), 2.65%, 07/20/30	USD	1,500	$1,499,629
Series 2020-5A, Class B, (3 mo. LIBOR US + 2.78%), 3.08%, 07/20/30		2,025	2,035,223
ALM Ltd., Series 2020-1A, Class A2, (3 mo. LIBOR US + 1.85%), 2.09%, 10/15/29(b)		373	372,845
Atrium XII, Series 12A, Class BR, (3 mo. LIBOR US + 1.35%), 1.57%, 04/22/27(b)		695	678,216
Atrium XIII, Series 13A, Class B, (3 mo. LIBOR US + 1.50%), 1.71%, 11/21/30(b)		600	583,896
Bain Capital Credit CLO Ltd., Series 2020-2A,
Class B1, (3 mo. LIBOR US + 2.50%), 2.72%, 07/21/31(b)		1,575	1,567,897
Birch Grove CLO Ltd., Series 19X, Class A, (3 mo. LIBOR US + 1.49%), 1.74%, 06/15/31		3,343	3,337,990
BlueMountain CLO Ltd., Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.97%, 10/20/30(b)		465	455,462
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (3 mo. LIBOR US + 1.35%), 1.57%, 04/20/29(b)		892	886,293
Dryden 33 Senior Loan Fund, Series 2014-33A, Class BR2, (3 mo. LIBOR US + 1.75%), 1.99%, 04/15/29(b)		250	247,116
Elmwood CLO II Ltd., Series 2019-2A, Class B, 2.32%, 04/20/31(b)		825	825,830
Figueroa CLO Ltd., Series 2014-1A, Class CR, 2.34%, 01/15/27(b)		500	487,914
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, (3 mo. LIBOR US + 0.95%), 1.17%, 04/17/31(b)		437	431,275
Madison Park Funding XXXVI Ltd., Series 2019- 36A, Class B1, (3 mo. LIBOR US + 1.85%), 2.09%, 01/15/33(b)		1,481	1,473,980
OCP CLO Ltd., Series 2017-13A, Class A2A, 2.04%, 07/15/30(b)		1,146	1,130,542
Octagon Investment Partners 46 Ltd.(b)
Series 2020-2A, Class A, (3 mo. LIBOR US + 1.65%), 1.90%, 07/15/33		2,750	2,758,337
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.20%), 2.45%, 07/15/33		800	799,976
OHA Credit Funding Ltd., Series 2019-3A, Class B1, (3 mo. LIBOR US + 1.80%), 2.02%, 07/20/32(b)		922	915,311
Palmer Square CLO Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.03%), 1.25%, 04/18/31(b)		250	246,581
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A2, (3 mo. LIBOR US + 1.05%), 1.29%, 07/15/26(b)		1,750	1,727,967
Park Avenue Institutional Advisers CLO Ltd.,
Series 2019-1A, Class A2A, 2.28%, 05/15/32(b)		250	247,230
RR 11 Ltd., Series 2020-11A, Class A2, (3 mo. LIBOR US + 2.10%), 2.28%, 10/15/31(b)		875	874,993
RR 2 Ltd., Series 2017-2A, Class A2, (3 mo. LIBOR US + 1.60%), 1.84%, 10/15/29(b)		1,147	1,121,310
TICP CLO XIV Ltd., Series 2019-14A, Class A1B, (3 mo. LIBOR US + 1.70%), 1.92%, 10/20/32(b)		500	492,419

Security		Par (000)	Value

Cayman Islands (continued)
TRESTLES CLO III Ltd., Series 2020-3A, Class A1, (3 mo. LIBOR US + 1.33%), 1.60%, 01/20/33(b)	USD	2,489	$2,463,553
Tryon Park CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.50%), 1.74%, 04/15/29(b)		431	426,644
Whitebox Clo II Ltd., Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 1.99%, 10/24/31(b)		1,285	1,284,975
York CLO 3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.75%), 1.97%, 10/20/29(b)		2,025	1,990,698
York CLO 6 Ltd., Series 2019-1A, Class A1, (3 mo. LIBOR US + 1.35%), 1.57%, 07/22/32(b)		3,122	3,102,187

			34,466,289

Ireland(a) — 0.0%
Anchorage Capital Europe CLO 2 DAC, Series 2A, Class B, 1.80%, 05/15/31(b)	EUR	500	580,895
Aqueduct European CLO DAC
Series 2019-4A, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 07/15/32(b)		475	550,427
Series 2019-4X, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 07/15/32		593	687,164
Arbour CLO II DAC, Series 2014-2X, Class B2R, (3 mo. Euribor + 1.50%), 1.50%, 05/15/30		375	435,576
Ares European CLO XI BV, Series 11X, Class B1, 1.85%, 04/15/32		593	685,457
Avoca CLO XV DAC, Series 15X, Class B2R, 1.05%, 04/15/31		134	151,148
Avoca CLO XVII Designated Activity Co.
Series 17A, Class B1R, (3 mo. Euribor + 1.70%), 1.70%, 10/15/32(b)		500	575,164
Series 17X, Class AR, (3 mo. Euribor + 0.96%), 0.96%, 10/15/32		406	476,526
Cairn CLO XII DAC, Series 2020-12A, Class B, (3 mo. Euribor + 2.30%), 2.30%, 04/15/33(b)(c)		460	535,739
CIFC European Funding CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.60%), 1.60%, 04/15/33		593	676,162
Harvest CLO XVIII DAC, Series 18X, Class B, 1.20%, 10/15/30		662	755,360
Holland Park CLO DAC, Series 1X, Class A1RR, (3 mo. Euribor + 0.92%), 0.92%, 11/14/32		390	450,427
Invesco Euro CLO II DAC, Series 2X, Class B1, (3 mo. Euribor + 1.80%), 1.80%, 08/15/32		593	686,796
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class B1, (3 mo. Euribor + 1.55%), 1.55%, 02/21/30		460	531,313
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, 1.20%, 01/20/32		456	517,442
OCP Euro CLO DAC, Series 2017-2X, Class B, 1.35%, 01/15/32		456	519,010
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, 1.85%, 12/20/31		593	690,072
RRE 2 Loan Management DAC, Series 2A, Class B, (3 mo. Euribor + 1.80%), 1.80%, 01/15/32(b)		715	827,619

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
Sound Point Euro CLO II Funding DAC, Series 2X, Class A, (3 mo. Euribor + 1.11%), 1.11%, 10/26/32	EUR	460	$535,682
Voya Euro CLO II DAC, Series 2X, Class B1, 1.90%, 07/15/32		243	282,183

			11,150,162

Netherlands — 0.0%
Ares European CLO X BV, Series 10X, Class B1, 1.70%, 10/15/31(a)		165	191,507

United States — 0.4%
AGL CLO 7 Ltd., Series 2020-7A, Class A1, (3 mo. LIBOR US + 1.80%), 2.05%, 07/15/31(a)(b)	USD	1,530	1,533,064
AIMCO CLO, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 1.62%, 04/17/31(a)(b)		466	454,825
ALM XVIII Ltd., Series 2016-18A, Class A2R, (3 mo. LIBOR US + 1.65%), 1.89%, 01/15/28(a)(b)		459	452,133
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.08%), 1.32%, 04/15/31(a)(b)		550	540,767
Apidos CLO XV, Series 2013-15A, Class A1RR, 1.23%, 04/20/31(a)(b)		1,770	1,740,409
Ares LV CLO Ltd., Series 2020-55A, Class B, (3 mo. LIBOR US + 2.50%), 2.74%, 04/15/31(a)(b)		2,750	2,749,982
Ares XXIX CLO Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.30%), 2.52%, 04/17/26(a)(b)		500	494,105
Battalion CLO 18 Ltd.(a)(b)
Series 2020-18A, Class A1, (3 mo. LIBOR US + 1.80%), 2.05%, 10/15/32		787	776,977
Series 2020-18A, Class B, (3 mo. LIBOR US + 2.30%), 2.55%, 10/15/32		787	773,009
BlueMountain CLO XXIX Ltd., Series 2020-29A, Class B, (3 mo. LIBOR US + 2.25%), 2.56%, 07/25/31(a)(b)		625	624,965
California Street CLO XII Ltd., Series 2013-12A, Class CR, (3 mo. LIBOR US + 2.10%), 2.34%, 10/15/25(a)(b)		613	601,825
Canyon Capital CLO Ltd., Series 2019-1A, Class B, 2.24%, 04/15/32(a)(b)		550	543,491
Chenango Park CLO Ltd., Series 2018-1A, Class A2, 1.79%, 04/15/30(a)(b)		1,143	1,112,411
CIFC Funding Ltd.(a)(b)
Series 2017-3A, Class A2, (3 mo. LIBOR US + 1.80%), 2.02%, 07/20/30		637	631,040
Series 2020-1A, Class B, (3 mo. LIBOR US + 2.30%), 2.54%, 07/15/32		2,475	2,484,719
Cook Park CLO Ltd., Series 2018-1A, Class B, 1.62%, 04/17/30(a)(b)		1,148	1,109,755
Elmwood CLO V Ltd.(a)(b)
Series 2020-2A, Class A1, (3 mo. LIBOR US + 1.75%), 2.03%, 07/24/31		2,750	2,755,310

Security		Par (000)	Value

United States (continued)
Elmwood CLO V Ltd.(a)(b) (continued)
Series 2020-2A, Class B, (3 mo. LIBOR US + 2.20%), 2.48%, 07/24/31	USD	375	$375,603
Goldentree Loan Management US Clo 6 Ltd., Series 2019-6A, Class B1, (3 mo. LIBOR US + 1.90%), 2.12%, 01/20/33(a)(b)		924	920,547
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 1.61%, 04/15/33(a)(b)		4,718	4,690,955
Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, (3 mo. LIBOR US + 1.65%), 1.92%, 07/20/26(a)(b)		559	556,223
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (3 mo. LIBOR US + 1.50%), 1.72%, 04/19/30(a)(b)		550	540,597
Mariner Finance Issuance Trust, Series 2020-AA, Class A, 2.19%, 08/21/34(b)		5,860	5,870,099
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A, 3.42%, 01/15/43(b)		2,150	2,248,365
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class B, (3 mo. LIBOR US + 2.20%), 2.42%, 07/20/31(a)(b)(c)		375	375,000
OCP CLO Ltd., Series 2020-19A, Class B, (3 mo. LIBOR US + 2.50%), 2.82%, 07/20/31(a)(b)		450	452,176
Octagon Investment Partners 32 Ltd., Series 2017- 1A, Class B1, (3 mo. LIBOR US + 1.70%), 1.94%, 07/15/29(a)(b)		335	331,407
Palmer Square Loan Funding Ltd.(a)(b)
Series 2019-2A, Class A2, 1.82%, 04/20/27		1,663	1,634,386
Series 2019-3A, Class A2, (3 mo. LIBOR US + 1.60%), 1.85%, 08/20/27		500	493,612
Series 2020-3A, Class A2, (3 mo. LIBOR US + 2.40%), 2.62%, 07/20/28		1,375	1,374,994
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, 2.06%, 08/23/31(a)(b)		610	607,125
RR 10 Ltd.(a)(b)
Series 2020-10A, Class A2A, (3 mo. LIBOR US + 2.50%), 2.74%, 07/15/33		1,875	1,874,988
Series 2020-10A, Class A2B, (3 mo. LIBOR US + 3.00%), 3.24%, 07/15/33		1,875	1,842,888
SLM Private Credit Student Loan Trust(a)
Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 0.58%, 06/15/39		4,351	4,118,056
Series 2006-A, Class A5, (3 mo. LIBOR US + 0.29%), 0.54%, 06/15/39		6,611	6,299,543
Series 2007-A, Class A4A, (3 mo. LIBOR US + 0.24%), 0.55%, 12/16/41		7,011	6,750,313
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.90%, 10/15/41(a)(b)		16,108	17,468,801
SMB Private Education Loan Trust(b)
Series 2019-A, Class A2A, 3.44%, 07/15/36		5,978	6,285,833
Series 2020-B, Class B, 2.76%, 07/15/53		3,800	3,780,496

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 06/15/48(b)	USD	3,790	$4,000,024
Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(b)		1,691	1,736,547
Whitebox Clo II Ltd., Series 2020-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.49%, 10/24/31(a)(b)		700	699,979
York CLO 1 Ltd., Series 2014-1A, Class BRR, 1.87%, 10/22/29(a)(b)		466	455,709

			95,163,053

Total Asset-Backed Securities — 0.6% (Cost: $138,063,656)			140,971,011

		Shares

Common Stocks

Argentina(d) — 0.0%
Globant SA		33,112	5,980,359
MercadoLibre, Inc.		224	271,947

			6,252,306

Australia — 0.3%
BHP Group Ltd.		34,937	837,497
BHP Group PLC		306,489	5,937,412
Brambles Ltd.		119,316	804,705
Coles Group Ltd.		10,793	134,829
CSL Ltd.		1,040	210,555
Fortescue Metals Group Ltd.		26,873	328,751
Glencore PLC(d)		33,607	67,793
Goodman Group		27,457	355,380
Newcrest Mining Ltd.		452,887	9,391,740
Quintis HoldCo. Pty. Ltd., (Acquired 10/01/20, Cost: $21,821,022)(c)(e)(f)		43,735,802	36,275,449
Wesfarmers Ltd.		33,066	1,070,334

			55,414,445

Brazil — 0.0%
B3 SA - Brasil Bolsa Balcao		87,767	780,855
Banco do Brasil SA		44,427	230,731
Banco Santander Brasil SA		36,891	206,059
Centrais Eletricas Brasileiras SA		31,188	168,823
CPFL Energia SA		9,892	48,047
Engie Brasil Energia SA		153,419	1,066,563
Vale SA, ADR		391,966	4,143,081

			6,644,159

Canada — 0.8%
Barrick Gold Corp.		648,503	17,338,195
Brookfield Asset Management, Inc., Class A		7,363	218,795
CGI, Inc.(d)		1,465	90,904
Constellation Software, Inc.		397	416,753
Enbridge, Inc.		4,869,641	134,177,378
Fairfax Financial Holdings Ltd.		984	258,678
Loblaw Cos. Ltd.		15,748	783,913
Magna International, Inc.		2,886	147,365
Manulife Financial Corp.		15,620	211,737
Nutrien Ltd.		2,471	100,450
Restaurant Brands International, Inc.		7,396	384,317

Security	Shares	Value

Canada (continued)
Shopify, Inc., Class A(d)	532	$490,444
Thomson Reuters Corp.	7,398	575,159
Wheaton Precious Metals Corp.	403,893	18,534,878

		173,728,966

China — 2.5%
AAC Technologies Holdings, Inc.	709,500	3,729,401
Agile Group Holdings Ltd.	104,000	142,705
Aier Eye Hospital Group Co. Ltd., Class A	1,003,956	9,356,983
Alibaba Group Holding Ltd.(d)	210,300	7,969,076
Alibaba Group Holding Ltd., ADR(d)	223,803	68,190,536
Amoy Diagnostics Co. Ltd., Class A	320,150	4,030,145
Anhui Conch Cement Co. Ltd., Class H	50,000	312,774
Anhui Gujing Distillery Co. Ltd., Class B	17,800	202,532
Anta Sports Products Ltd.	1,155,000	12,821,825
Asymchem Laboratories Tianjin Co. Ltd., Class A	143,503	5,892,726
Autobio Diagnostics Co. Ltd., Class A	223,378	5,824,767
Baidu, Inc., ADR(d)	5,016	667,379
Brilliance China Automotive Holdings Ltd.	3,194,000	2,757,097
BYD Co. Ltd., Class A	290,000	6,923,100
China CITIC Bank Corp. Ltd., Class H	449,000	182,746
China Feihe Ltd.(b)	337,000	766,754
China Galaxy Securities Co. Ltd., Class H	462,500	253,831
China Merchants Bank Co. Ltd., Class H	1,168,000	6,084,034
China Mobile Ltd.	255,500	1,562,776
China National Building Material Co. Ltd., Class H	696,000	801,139
China Oilfield Services Ltd., Class H	1,652,000	997,612
China Resources Cement Holdings Ltd.	366,000	479,251
China Resources Power Holdings Co. Ltd.	418,000	435,063
China Telecom Corp. Ltd., Class H	4,330,000	1,359,227
China Unicom Hong Kong Ltd.	868,000	535,026
CNOOC Ltd.	288,000	263,507
Contemporary Amperex Technology Co. Ltd., Class A	309,900	11,387,774
Country Garden Services Holdings Co. Ltd.	78,298	493,097
CRRC Corp. Ltd., Class H	1,501,000	582,209
Dali Foods Group Co. Ltd.(b)	606,500	376,553
Dongfeng Motor Group Co. Ltd., Class H	138,000	97,211
ENN Energy Holdings Ltd.	266,500	3,372,851
Ganfeng Lithium Co. Ltd., Class H(b)	213,000	1,239,099
Glodon Co. Ltd., Class A	521,830	5,558,932
Gree Electric Appliances, Inc. of Zhuhai, Class A	453,000	3,973,680
Guangdong Marubi Biotechnology Co. Ltd., Class A	305,800	2,837,675
Guangzhou Automobile Group Co. Ltd., Class A	1,488,262	2,991,963
Guangzhou Automobile Group Co. Ltd., Class H	3,340,000	3,433,798
Guangzhou Baiyun International Airport Co. Ltd., Class A	2,942,171	5,528,714
Haidilao International Holding Ltd.(b)	558,000	3,696,079
Haier Smart Home Co. Ltd., Class A	928,616	3,457,254
Haitong Securities Co. Ltd., Class H	431,200	365,290
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,258,097	15,187,185
Hangzhou Robam Appliances Co. Ltd., Class A	996,733	5,459,720
Hangzhou Tigermed Consulting Co. Ltd., Class A	207,162	3,850,008
Hangzhou Tigermed Consulting Co. Ltd., Class H(b)(d)	313,400	5,032,996
Han’s Laser Technology Industry Group Co. Ltd., Class A	1,149,132	6,922,550
Hansoh Pharmaceutical Group Ltd.(b)(d)	580,000	2,595,909

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hengan International Group Co. Ltd.	120,000	$837,066
Huazhu Group Ltd., ADR	237,332	9,405,467
Hundsun Technologies, Inc., Class A	199,890	2,786,468
Industrial & Commercial Bank of China Ltd., Class H	8,155,000	4,630,931
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	692,914	4,119,992
Inspur Electronic Information Industry Co. Ltd., Class A	512,404	2,341,155
JD.com, Inc., ADR(d)	22,932	1,869,417
Jiangxi Copper Co. Ltd., Class H	213,000	254,362
KE Holdings, Inc.(d)(g)	180,768	12,608,568
Kingdee International Software Group Co. Ltd.(d)	7,206,000	19,025,680
Kunlun Energy Co. Ltd.	294,000	190,337
Kweichow Moutai Co. Ltd., Class A	21,800	5,449,714
Lenovo Group Ltd.	552,000	346,586
Li Auto, Inc., ADR(d)(g)	734,752	14,819,948
Maxscend Microelectronics Co. Ltd., Class A	700	45,428
Meituan, Class B(d)	216,200	8,059,754
Momo, Inc., ADR	45,594	683,910
NetEase, Inc., ADR	109,430	9,497,430
New Oriental Education & Technology Group, Inc., ADR(d)	34,996	5,612,658
Offcn Education Technology Co. Ltd., Class A	38,900	229,978
PICC Property & Casualty Co. Ltd., Class H	938,000	636,633
Ping An Insurance Group Co. of China Ltd., Class A	447,300	5,208,406
Poly Property Development Co. Ltd.	10,200	73,590
Prosus NV(d)	2,773	276,845
Shanghai International Airport Co. Ltd., Class A	617,817	6,115,432
Shenzhen Goodix Technology Co. Ltd., Class A	5,500	141,507
Shenzhen Inovance Technology Co. Ltd., Class A	595,700	5,729,824
Silergy Corp.	135,000	8,323,131
Tencent Holdings Ltd.	1,769,500	135,199,724
Tingyi Cayman Islands Holding Corp.	532,000	973,518
Trip.com Group Ltd., ADR(d)	346,298	9,959,530
Venus MedTech Hangzhou, Inc., Class H(b)(d)	601,000	5,794,741
Venustech Group, Inc., Class A	1,034,688	4,789,342
Vipshop Holdings Ltd., ADR(d)(g)	24,687	528,302
Want Want China Holdings Ltd.	4,867,000	3,223,095
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	542,751	6,076,077
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	77,400	343,306
WuXi AppTec Co. Ltd., Class A	225,211	3,806,592
Wuxi Biologics Cayman, Inc.(b)(d)	279,000	7,835,355
Yifeng Pharmacy Chain Co. Ltd., Class A	419,120	6,387,261
Yihai International Holding Ltd.(d)	246,000	3,267,881
Yonyou Network Technology Co. Ltd., Class A	564,209	3,653,419
Yum China Holdings, Inc.	166,072	8,840,013
Zhejiang Century Huatong Group Co. Ltd., Class A	201,400	257,115
ZTO Express Cayman, Inc., ADR	31,945	925,766

		562,163,813

Denmark — 0.1%
AP Moeller - Maersk A/S, Class A	476	703,840
AP Moeller - Maersk A/S, Class B	644	1,032,097

Security	Shares	Value

Denmark (continued)
DSV Panalpina AS	134,587	$21,835,587
Genmab A/S(d)	18,377	6,138,375

		29,709,899

Finland — 0.3%
Fortum OYJ	9,611	180,654
Neste OYJ	1,228,560	64,073,757
Nokia OYJ(d)	890,277	3,001,298

		67,255,709

France — 2.3%
Arkema SA	541,266	53,011,451
AXA SA	34,186	549,003
BNP Paribas SA(d)	314,174	10,956,744
Carrefour SA	68,450	1,063,843
Cie de Saint-Gobain(d)	154,686	6,025,562
Danone SA	1,617,637	89,722,557
Engie SA(d)	30,880	373,480
EssilorLuxottica SA(d)	420,938	51,968,532
Kering SA	27,272	16,480,909
LVMH Moet Hennessy Louis Vuitton SE	126,371	59,236,115
Orange SA	18,634	209,253
Pernod Ricard SA	28,055	4,519,729
Safran SA(d)	1,039,653	109,662,488
Sanofi	1,127,022	101,762,580
Schneider Electric SE	7,818	949,937
Societe Generale SA(d)	435,210	5,913,594
TOTAL SA	139,368	4,222,392
Vivendi SA	36,788	1,061,831

		517,690,000

Germany — 2.2%
adidas AG(d)	356,846	106,020,681
Allianz SE, Registered Shares	277,480	48,879,377
Bayer AG, Registered Shares	16,395	770,409
Daimler AG, Registered Shares	7,061	364,972
Deutsche Boerse AG	6,613	974,449
Deutsche Post AG, Registered Shares	32,533	1,442,447
Deutsche Telekom AG, Registered Shares	5,837,689	88,725,561
Evonik Industries AG	37,885	912,153
Fresenius SE & Co. KGaA	17,794	660,041
Henkel AG & Co. KGaA	2,756	249,153
Infineon Technologies AG	252,452	7,028,561
SAP SE	3,335	355,793
Siemens AG, Registered Shares	1,697,623	199,158,395
Siemens Energy AG(d)	856,998	18,764,332
Vonovia SE	235,152	15,017,626

		489,323,950

Hong Kong — 0.8%
AIA Group Ltd.	11,702,400	111,373,770
CLP Holdings Ltd.	488,000	4,496,698
Hang Lung Properties Ltd.	3,247,000	7,904,785
HKT Trust & HKT Ltd.(h)	3,245,000	4,196,651
Hysan Development Co. Ltd.	750,000	2,391,067
Jardine Matheson Holdings Ltd.	114,500	5,075,285
Sun Art Retail Group Ltd.	459,000	497,300
Sun Hung Kai Properties Ltd.	2,920,166	37,587,828
WH Group Ltd.(b)	1,113,500	877,022

		174,400,406

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

India — 0.4%
HDFC Asset Management Co. Ltd.(b)	4,763	$144,540
Hindustan Unilever Ltd.	12,871	359,878
NTPC Ltd.	372,567	440,228
Petronet LNG Ltd.	741,866	2,310,996
Power Grid Corp. of India Ltd.	54,418	125,575
Reliance Industries Ltd.	3,152,052	83,723,151
Tata Consultancy Services Ltd.	5,512	198,655
Vedanta Ltd.	274,110	354,570

		87,657,593

Indonesia — 0.0%
Bank Central Asia Tbk PT	3,419,500	6,728,399

Italy — 1.4%
Enel SpA	21,379,570	169,978,322
Intesa Sanpaolo SpA(d)	81,955	136,054
RAI Way SpA(b)	3,859,825	23,510,706
Snam SpA	1,577,852	7,693,734
UniCredit SpA(d)	14,990,654	112,270,829

		313,589,645

Japan — 2.4%
Aisin Seiki Co. Ltd.	4,400	133,311
Ajinomoto Co., Inc.	3,004,100	60,354,659
Asahi Kasei Corp.	42,800	370,886
Astellas Pharma, Inc.	4,317,150	59,200,804
Canon, Inc.	58,200	1,013,041
Disco Corp.	51,700	13,954,260
Eisai Co. Ltd.	1,700	132,181
FANUC Corp.	93,300	19,707,260
Fujitsu Ltd.	2,000	236,629
Hitachi Ltd.	16,000	539,269
Honda Motor Co. Ltd.	16,600	392,639
Hoya Corp.	659,917	74,476,182
Kao Corp.	1,700	121,038
KDDI Corp.	478,800	12,953,929
Keyence Corp.	71,000	32,221,397
Kose Corp.	83,700	10,669,695
Maeda Road Construction Co. Ltd.	80,100	1,335,284
Marubeni Corp.	41,700	217,724
Mitsubishi Corp.	20,200	450,689
Mitsubishi Estate Co. Ltd.	737,000	10,993,001
Mitsubishi Heavy Industries Ltd.	52,200	1,121,528
NEC Corp.	5,300	266,962
Nexon Co. Ltd.	3,800	105,909
Nintendo Co. Ltd.	600	324,413
Nippon Telegraph & Telephone Corp.	501,700	10,553,677
Nomura Holdings, Inc.	17,200	77,029
NTT Data Corp.	33,100	373,573
Olympus Corp.	11,500	220,157
Oriental Land Co. Ltd.	98,600	13,801,828
Otsuka Holdings Co. Ltd.	8,500	314,811
Panasonic Corp.	48,600	448,944
Rakuten, Inc.	40,700	395,978
Recruit Holdings Co. Ltd.	456,900	17,385,340
Ryohin Keikaku Co. Ltd.	356,800	7,488,990
Sekisui House Ltd.	32,000	531,626
Seven & i Holdings Co. Ltd.	28,000	851,051
Shin-Etsu Chemical Co. Ltd.	653,640	87,304,574
Shionogi & Co. Ltd.	4,800	226,416
Sompo Holdings, Inc.	8,900	332,289

Security	Shares	Value

Japan (continued)
Sony Corp.	251,200	$20,941,646
Subaru Corp.	1,696,590	31,137,467
Sumitomo Electric Industries Ltd.	24,300	268,274
Suzuki Motor Corp.	1,177,208	50,558,369
Terumo Corp.	2,600	95,690
Tokyo Electron Ltd.	1,600	429,457

		545,029,876

Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	67,885	363,852
Grupo Bimbo SAB de CV, Series A	317,851	614,229
Wal-Mart de Mexico SAB de CV	45,738	110,509

		1,088,590

Netherlands — 2.7%
Adyen NV(b)(d)	32,105	53,960,259
Akzo Nobel NV	1,348,498	129,709,685
ASML Holding NV	344,999	124,821,631
ING Groep NV(d)	14,956,921	102,450,677
ING Groep NV, ADR(d)(g)	146,000	995,720
Koninklijke Philips NV(d)	2,178,558	100,903,726
NXP Semiconductors NV	725,184	97,986,862

		610,828,560

Norway — 0.0%
LINK Mobility Group Holding ASA(d)	742,585	3,967,029

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	21,598	208,165

Portugal — 0.0%
Jeronimo Martins SGPS SA	278,896	4,429,904

Singapore — 0.2%
CapitaLand Ltd.	10,896,200	20,504,320
ComfortDelGro Corp. Ltd.	2,901,900	2,870,156
DBS Group Holdings Ltd.	384,100	5,721,496
Singapore Telecommunications Ltd.	669,800	995,673
United Overseas Bank Ltd.	437,700	6,081,599

		36,173,244

South Africa — 0.0%
Anglo American Platinum Ltd.	10,400	688,635
Anglo American PLC	177,580	4,166,590
AngloGold Ashanti Ltd.	16,469	379,536
MTN Group Ltd.	208,933	745,997

		5,980,758

South Korea — 0.3%
Celltrion, Inc.(d)	1,405	300,001
Hyundai Mobis Co. Ltd.	1,387	277,904
Kakao Corp.	48,689	14,197,271
KB Financial Group, Inc.	5,762	206,105
Kia Motors Corp.	17,595	789,121
LG Chem Ltd.	41,004	22,358,703
LG Electronics, Inc.	6,950	516,659
LG Uplus Corp.	19,582	191,699
NCSoft Corp.	14,330	9,845,911
POSCO	20,914	3,860,812
Samsung Biologics Co. Ltd.(b)(d)	1,233	745,098
Samsung SDI Co. Ltd.	23,899	9,414,682
Shinhan Financial Group Co. Ltd.	3,765	102,153

		62,806,119

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain — 0.4%
Cellnex Telecom SA(b)	1,287,393	$82,638,985
Repsol SA	107,300	673,636
Telefonica SA	165,944	539,821

		83,852,442

Sweden — 0.8%
Assa Abloy AB, Class B	35,790	767,068
Atlas Copco AB, A Shares	174,280	7,692,921
Hexagon AB, B Shares	248,045	18,180,999
Sandvik AB(d)	26,340	469,513
Telefonaktiebolaget LM Ericsson, B Shares	1,447,002	16,155,075
Volvo AB, B Shares(d)	7,461,548	145,031,517

		188,297,093

Switzerland — 1.2%
Alcon, Inc.(d)	173,487	9,861,183
LafargeHolcim Ltd., Registered Shares(d)	9,196	394,689
Lonza Group AG, Registered Shares	283	171,472
Nestle SA, Registered Shares	773,199	86,967,791
Novartis AG, Registered Shares	21,586	1,682,037
Roche Holding AG	403,992	129,815,291
SGS SA, Registered Shares	255	636,942
Sika AG, Registered Shares	88,313	21,725,418
Straumann Holding AG, Registered Shares	10,756	11,227,678

		262,482,501

Taiwan — 1.1%
ASE Technology Holding Co. Ltd.	103,000	231,190
Asustek Computer, Inc.	67,000	569,239
Cathay Financial Holding Co. Ltd.	2,811,000	3,777,235
Chunghwa Telecom Co. Ltd.	1,438,000	5,394,931
Formosa Chemicals & Fibre Corp.	1,249,000	3,008,215
Formosa Petrochemical Corp.	669,000	1,841,710
Formosa Plastics Corp.	1,108,000	3,067,132
Fubon Financial Holding Co. Ltd.	3,058,000	4,356,289
Hon Hai Precision Industry Co. Ltd.	1,569,760	4,257,394
MediaTek, Inc.	220,000	5,229,457
Nan Ya Plastics Corp.	1,516,000	3,114,073
Nanya Technology Corp.	249,000	504,584
Taiwan Semiconductor Manufacturing Co. Ltd.	13,290,000	201,073,361
Uni-President Enterprises Corp.	2,234,000	4,788,717
United Microelectronics Corp.	1,098,000	1,180,076
Yageo Corp.	493,000	6,141,692

		248,535,295

Thailand — 0.1%
Advanced Info Service PCL, Foreign Registered Shares	866,100	4,811,930
Intouch Holdings PCL, Class F	2,781,700	4,784,292
Thai Beverage PCL	3,284,400	1,396,748

		10,992,970

Turkey — 0.0%
BIM Birlesik Magazalar AS	16,821	132,995
Tupras Turkiye Petrol Rafinerileri AS(d)(g)	67,457	603,174

		736,169

United Arab Emirates(c) — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost: $0)(f)	1,518,232	15
NMC Health PLC(d)	1,077,976	14

		29

Security	Shares	Value

United Kingdom — 1.7%
Associated British Foods PLC	10,396	$228,626
AstraZeneca PLC	32,612	3,274,423
Barclays PLC(d)	3,856,244	5,345,036
Berkeley Group Holdings PLC	220,578	11,597,613
Coca-Cola European Partners PLC	2,023	72,241
Diageo PLC	47,417	1,532,415
Ferguson PLC	124,438	12,359,294
Fiat Chrysler Automobiles NV(d)	15,401	188,933
GlaxoSmithKline PLC	52,036	868,922
HSBC Holdings PLC(d)	133,762	560,542
Legal & General Group PLC	191,514	459,175
RELX PLC	649,295	12,848,188
Rio Tinto Ltd.	7,869	511,909
Rio Tinto PLC	112,589	6,368,187
The HUT Group (THG)	7,054,033	60,277,524
THG Holdings Ltd.(d)	3,609,577	30,844,251
Unilever NV	1,608,500	90,677,151
Unilever PLC	850,418	48,464,315
Vodafone Group PLC	61,877,625	82,542,780

		369,021,525

United States — 41.6%
Abbott Laboratories(i)	1,012,695	106,444,371
AbbVie, Inc.(i)	1,342,881	114,279,173
Adobe, Inc.(d)	92,936	41,551,686
Advanced Micro Devices, Inc.(d)	5,969	449,406
Agilent Technologies, Inc.	643,535	65,698,488
Air Products & Chemicals, Inc.	599,218	165,527,980
Akamai Technologies, Inc.(d)	64,437	6,129,247
Alaska Air Group, Inc.	109,547	4,150,736
Alexion Pharmaceuticals, Inc.(d)	42,248	4,864,435
Allstate Corp.	8,825	783,219
Alphabet, Inc., Class C(d)	208,336	337,714,739
Altair Engineering, Inc., Class A(d)(g)	315,599	13,580,225
Altria Group, Inc.	6,801	245,380
Amazon.com, Inc.(d)(i)	133,044	403,941,541
American Tower Corp.	70,504	16,191,244
American Water Works Co., Inc.	77,644	11,686,198
Amgen, Inc.	9,209	1,997,800
Analog Devices, Inc.	27,074	3,209,081
Annaly Capital Management, Inc.	276,122	1,957,705
Anthem, Inc.	433,350	118,217,880
Aon PLC, Class A	3,375	621,034
Apellis Pharmaceuticals, Inc.(d)	132,284	4,219,860
Apple, Inc.	3,925,482	427,327,971
Applied Materials, Inc.	1,651,409	97,812,955
Aptiv PLC	943,231	91,012,359
Atlassian Corp. PLC, Class A(d)	66,549	12,752,119
Autodesk, Inc.(d)	316,113	74,457,256
AutoZone, Inc.(d)	813	917,861
Bank of America Corp.	4,371,016	103,593,079
Bank of New York Mellon Corp.	20,248	695,721
Baxter International, Inc.	121,732	9,442,751
Becton Dickinson and Co.	310,521	71,770,719
Berkshire Hathaway, Inc., Class B(d)	142,079	28,685,750
Booking Holdings, Inc.(d)	2,887	4,684,157
Boston Scientific Corp.(d)	1,856,775	63,631,679
Bristol-Myers Squibb Co.	1,266,319	74,016,346
Broadcom, Inc.	20,765	7,260,067
C.H. Robinson Worldwide, Inc.	129,719	11,471,051
Cadence Design Systems, Inc.(d)	128,815	14,088,497

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Capital One Financial Corp.	1,746,920	$127,664,914
Cardinal Health, Inc.	19,701	902,109
Cerner Corp.	10,844	760,056
Charles Schwab Corp.	969,880	39,871,767
Charter Communications, Inc., Class A(d)(g)	270,027	163,047,703
Chubb Ltd.	321,428	41,756,711
Ciena Corp.(d)	27,639	1,088,700
Cigna Corp.	3,951	659,698
Citigroup, Inc.	560,634	23,221,460
Clorox Co.	560	116,060
CME Group, Inc.	3,783	570,174
Cognizant Technology Solutions Corp., Class A	3,531	252,184
Colgate-Palmolive Co.	205,098	16,180,181
Comcast Corp., Class A(i)	3,621,917	152,989,774
ConocoPhillips	821,700	23,517,054
Constellation Brands, Inc., Class A	4,343	717,594
Corteva, Inc.	4,203	138,615
Costco Wholesale Corp.	188,147	67,285,130
Crowdstrike Holdings, Inc., Class A(d)	223,859	27,722,699
Crown Castle International Corp.	8,098	1,264,908
Cummins, Inc.	547	120,280
D.R. Horton, Inc.	1,835,520	122,631,091
Darden Restaurants, Inc.	45,120	4,147,430
Dell Technologies, Inc., Class C(d)	880,675	53,069,475
DexCom, Inc.(d)	3,234	1,033,522
Dollar General Corp.	1,940	404,897
Dollar Tree, Inc.(d)	4,134	373,383
Dow, Inc.	4,540	206,525
Eaton Corp. PLC	11,397	1,182,895
eBay, Inc.	32,033	1,525,732
Edwards Lifesciences Corp.(d)	286,942	20,570,872
Electronic Arts, Inc.(d)	6,753	809,212
Eli Lilly & Co.	5,228	682,045
Emerson Electric Co.	902,361	58,463,969
EPAM Systems, Inc.(d)	28,688	8,863,158
Epic Games, Inc., (Acquired 07/02/20, Cost: $23,484,725)(c)(f)	40,843	23,484,725
Exelon Corp.	3,054	121,824
Facebook, Inc., Class A(d)	401,182	105,554,996
FedEx Corp.	1,821	472,495
FirstEnergy Corp.	18,747	557,161
Fiserv, Inc.(d)	1,489	142,155
Fisker Pipe	677,224	6,772,240
Fortinet, Inc.(d)	112,871	12,457,572
Fortive Corp.	1,423,979	87,717,106
Fortune Brands Home & Security, Inc.	133,595	10,803,828
Freeport-McMoRan, Inc.	1,211,069	20,999,936
Gilead Sciences, Inc.	289,985	16,862,628
Global Payments, Inc.	418,629	66,034,538
Goldman Sachs Group, Inc.	140,429	26,546,698
GoodRx Holdings, Inc., Class A(d)(g)	114,770	5,553,720
Guardant Health, Inc.(d)	127,269	13,574,512
HCA Healthcare, Inc.	763,446	94,621,497
Healthcare Merger Corp., 10/30/20	890,702	8,907,020
Hewlett Packard Enterprise Co.	134,234	1,159,782
Hilton Worldwide Holdings, Inc.	160,548	14,097,720
Home Depot, Inc.	465,233	124,082,293
HP, Inc.	52,252	938,446
Humana, Inc.	10,875	4,342,170
iHeartMedia, Inc., Class B(d)	10,778	66,285
Illinois Tool Works, Inc.	1,233	241,520

Security	Shares	Value

United States (continued)
Illumina, Inc.(d)	13,328	$3,901,106
Incyte Corp.(d)	3,262	282,620
Inphi Corp.(d)	13,731	1,919,045
Insulet Corp.(d)	16,101	3,578,447
Intel Corp.	42,336	1,874,638
International Flavors & Fragrances, Inc.(g)	689,052	70,738,078
International Paper Co.	6,613	289,319
Intuit, Inc.	4,327	1,361,620
Intuitive Surgical, Inc.(d)	43,497	29,015,979
Iovance Biotherapeutics, Inc.(d)	86,575	3,088,996
IQVIA Holdings, Inc.(d)	9,611	1,479,998
JBS SA	177,080	600,250
Johnson & Johnson	1,485,655	203,698,157
JPMorgan Chase & Co.	2,167,234	212,475,621
Kinder Morgan, Inc.	63,125	751,187
Kraft Heinz Co.	6,014	183,968
Kroger Co.	18,130	583,967
L3Harris Technologies, Inc.	1,055,785	170,097,521
Lam Research Corp.	1,037	354,737
Las Vegas Sands Corp.	146,580	7,044,635
Lennar Corp., Class A	316,561	22,232,079
Liberty Broadband Corp., Class C(d)	17,600	2,494,096
Liberty Media Corp. - Liberty SiriusXM, Class A(d)	757,137	26,174,226
Liberty Media Corp. - Liberty SiriusXM, Class C(d)	1,178,782	40,785,857
Live Nation Entertainment, Inc.(d)(g)	74,606	3,640,773
Lookout, Inc., (Acquired 03/04/15, Cost: $2,002,652)(c)(f)	175,316	902,877
Lowe’s Cos., Inc.	959,489	151,695,211
Madison Square Garden Sports Corp.(d)	2,352	333,137
Marsh & McLennan Cos., Inc.	1,043,046	107,913,539
Marvell Technology Group Ltd.	475,080	17,820,251
Masco Corp.	341,796	18,320,266
Mastercard, Inc., Class A	611,317	176,450,539
McDonald’s Corp.	566,636	120,693,468
Medtronic PLC	18,298	1,840,230
Merck & Co., Inc.	1,447,939	108,899,492
MGM Resorts International	85,836	1,765,647
Microchip Technology, Inc.	521,528	54,802,162
Micron Technology, Inc.(d)	1,171,226	58,959,517
Microsoft Corp.(i)	2,223,576	450,207,433
Mondelez International, Inc., Class A	213,865	11,360,509
MongoDB, Inc.(d)	31,797	7,264,661
Moody’s Corp.	1,754	461,127
Morgan Stanley	3,299,248	158,858,791
MSCI, Inc.	759	265,529
Netflix, Inc.(d)	1,261	599,908
Nevro Corp.(d)	24,265	3,620,581
New Relic, Inc.(d)	81,923	4,969,449
Newmont Corp.	308,025	19,356,291
NextEra Energy, Inc.	2,758,152	201,924,308
Northrop Grumman Corp.	11,990	3,474,942
NortonLifeLock, Inc.	360,286	7,411,083
NVIDIA Corp.	229,875	115,250,130
Okta, Inc.(d)	75,596	15,862,309
Oracle Corp.	25,207	1,414,365
Otis Worldwide Corp.	26,430	1,619,630
Palantir Technologies, Inc., Class A(d)(g)	1,415,821	14,342,267
Palantir Technologies, Inc. (Acquired , Cost:
$46,997,981)(f)	7,666,881	74,429,444
Palo Alto Networks, Inc.(d)	70,061	15,496,793
Paycom Software, Inc.(d)	25,218	9,181,622

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PayPal Holdings, Inc.(d)	483,101	$89,919,589
Peloton Interactive, Inc., Class A(d)	673,770	74,256,192
PepsiCo, Inc.	117,348	15,641,315
Pfizer, Inc.	1,777,115	63,052,040
PPG Industries, Inc.	979,997	127,125,211
Procter & Gamble Co.	7,065	968,611
Proofpoint, Inc.(d)	50,352	4,820,700
Prudential Financial, Inc.	10,119	647,818
PTC Therapeutics, Inc.(d)(g)	43,411	2,265,620
PTC, Inc.(d)	1,459,310	122,406,923
QUALCOMM, Inc.	193,907	23,920,368
Raytheon Technologies Corp.	1,397,504	75,912,417
Regeneron Pharmaceuticals, Inc.(d)	504	273,954
ResMed, Inc.	48,372	9,284,522
Rockwell Automation, Inc.	3,429	813,084
salesforce.com, Inc.(d)	604,672	140,447,165
Sarepta Therapeutics, Inc.(d)	38,349	5,212,013
Schlumberger NV	31,945	477,258
Seagen, Inc.(d)(g)	56,578	9,437,210
Sempra Energy	4,764	597,215
Sensata Technologies Holding PLC(d)	27,514	1,202,637
ServiceNow, Inc.(d)	115,589	57,513,619
Sherwin-Williams Co.	1,009	694,172
Simply Good Foods Co.(d)	300,085	5,641,598
Snowflake, Inc., Class A(d)	1,659	414,783
Social Capital Hedosophia Holdings(c)(j)	1,867,775	19
Southern Co.	1,933	111,051
Southwest Airlines Co.	611,648	24,178,445
Splunk, Inc.(d)	101,712	20,143,044
Stanley Black & Decker, Inc.	5,464	908,117
Starbucks Corp.	1,599,271	139,072,606
Stryker Corp.	44,926	9,075,501
Target Corp.	4,611	701,886
Tesla, Inc.(d)	364	141,247
Thermo Fisher Scientific, Inc.	225,122	106,509,721
TJX Cos., Inc.	1,624,952	82,547,562
T-Mobile US, Inc.(d)	105,566	11,566,867
Toll Brothers, Inc.	178,161	7,532,647
TransDigm Group, Inc.	42,640	20,356,762
Travelers Cos., Inc.	94,385	11,393,213
Truist Financial Corp.	325,813	13,723,244
Twilio, Inc., Class A(d)	34,354	9,583,735
Tyson Foods, Inc., Class A	11,355	649,847
U.S. Bancorp	1,401,452	54,586,555
Uber Technologies, Inc.(d)	1,838,657	61,429,530
Union Pacific Corp.	1,056,947	187,280,439
United Parcel Service, Inc., Class B	154,244	24,233,275
UnitedHealth Group, Inc.	742,523	226,573,468
Vail Resorts, Inc.	2,245	520,930
Valero Energy Corp.	650,744	25,125,226
VeriSign, Inc.(d)	4,483	854,908
Verizon Communications, Inc.	189,527	10,801,144
Vertex Pharmaceuticals, Inc.(d)	170,811	35,590,180
Vertiv Holdings Co., (Acquired 02/04/20, Cost: $51,266,950)(f)	5,126,695	90,486,167
Visa, Inc., Class A	143,554	26,085,197
Vistra Corp.	360,831	6,267,634
VMware, Inc., Class A(d)	485,399	62,485,413
Vontier Corp.(d)	569,605	16,370,448
Walmart, Inc.	856,481	118,836,739

Security		Shares	Value

United States (continued)
Walt Disney Co.		620,331	$75,215,134
Western Digital Corp.		229,394	8,655,036
Weyerhaeuser Co.		324,531	8,856,451
Williams Cos., Inc.		9,757	187,237
Willis Towers Watson PLC		534	97,444
Workday, Inc., Class A(d)		37,558	7,891,687
Wynn Resorts Ltd.		316,957	22,957,196
Xilinx, Inc.		275,728	32,726,156
Yum! Brands, Inc.		6,320	589,846
Zillow Group, Inc., Class C(d)		123,438	10,939,076
Zimmer Biomet Holdings, Inc.		704	92,998
Zoetis, Inc.		87,132	13,814,779
Zoom Video Communications, Inc., Class A(d)		956	440,630
Zscaler, Inc.(d)(g)		110,671	15,023,588

			9,309,577,097

Zambia — 0.1%
First Quantum Minerals Ltd.		1,753,320	20,148,112

Total Common Stocks — 63.7% (Cost: $10,500,756,728)			14,254,714,768

		Par (000)

Corporate Bonds

Australia(b) — 0.7%
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22	USD	407	416,483
5.13%, 03/15/23		277	289,119
5.13%, 05/15/24		419	448,282
Quintis Australia Pty. Ltd.(c)(e)(k)
(0.00% Cash), 12.00%, 10/01/28		82,684	82,684,528
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		82,134	82,133,651

			165,972,063

Brazil — 0.1%
Itau Unibanco Holding SA/Cayman Island, 3.25%, 01/24/25		2,738	2,779,070
Petrobras Global Finance BV
5.30%, 01/27/25		2,645	2,940,909
5.60%, 01/03/31		5,355	5,759,838

			11,479,817

Canada — 0.1%
1011778 BC ULC/New Red Finance, Inc.(b)
5.00%, 10/15/25		673	690,094
4.00%, 10/15/30		4,347	4,319,831
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 09/15/27(b)		341	349,423
First Quantum Minerals Ltd., 6.88%, 10/15/27(b)		4,329	4,323,589
Hudbay Minerals, Inc., 6.13%, 04/01/29(b)		923	943,767
Mattamy Group Corp., 4.63%, 03/01/30(b)		4,653	4,722,795
MEGlobal Canada ULC, 5.88%, 05/18/30		2,531	3,000,026

			18,349,525

Cayman Islands — 0.0%
Fibria Overseas Finance, Ltd., 5.50%, 01/17/27		2,790	3,154,444
MGM China Holdings Ltd.(b) 5.38%, 05/15/24		409	418,024

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
MGM China Holdings Ltd.(b) (continued) 5.88%, 05/15/26	USD	413	$417,646
Wynn Macau Ltd., 4.88%, 10/01/24(b)		324	315,900

			4,306,014

Chile — 0.1%
Corp. Nacional del Cobre de Chile, 4.25%, 07/17/42		5,401	6,028,866
Empresa Nacional del Petroleo, 4.50%, 09/14/47		2,886	3,069,983
Falabella SA, 4.38%, 01/27/25		2,633	2,822,247

			11,921,096

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(d)(l)		39,500	39,500

Colombia — 0.0%
Ecopetrol SA, 6.88%, 04/29/30		5,371	6,455,942

France — 0.1%
BNP Paribas SA, (5 year CMT + 2.05%), 2.59%, 08/12/35(a)(b)		11,403	10,980,603

Germany(b) — 0.0%
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28	EUR	3,556	4,100,081
5.50%, 01/15/28	USD	1,772	1,794,522

			5,894,603

Greece — 0.1%
Ellaktor Value PLC, 6.38%, 12/15/24(b)	EUR	16,171	15,961,439

India(d)(l) — 0.0%
REI Agro Ltd.
5.50%, 11/13/21(b)	USD	44,430	426,972
5.50%, 11/13/21(c)		8,271	1

			426,973

Indonesia — 0.0%
Pertamina Persero PT, 3.65%, 07/30/29		5,508	5,929,706

Israel — 0.0%
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		3,012	3,072,598

Italy — 0.0%
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)		5,921	5,997,039

Japan — 0.0%
Nissan Motor Co. Ltd., 4.35%, 09/17/27(b)		3,208	3,217,977
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50		3,705	3,762,901

			6,980,878

Luxembourg(b) — 0.2%
Garfunkelux Holdco 3 SA(j)
6.75%, 11/01/25	EUR	4,916	5,610,912
7.75%, 11/01/25	GBP	8,358	10,622,707
Intelsat Jackson Holdings SA, 8.00%, 02/15/24	USD	22,270	22,604,050

			38,837,669

Malaysia — 0.0%
Petronas Capital Ltd., 4.55%, 04/21/50(b)		2,237	2,791,027

Security		Par (000)	Value

Mexico — 0.1%
Comision Federal de Electricidad, 4.75%, 02/23/27	USD	5,288	$5,770,530
Petroleos Mexicanos, 6.50%, 03/13/27		5,859	5,408,589

			11,179,119

MultiNational(b) — 0.0%
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/25		5,587	5,670,504
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29		832	935,068

			6,605,572

Netherlands(b) — 0.0%
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25		390	414,430
3.15%, 05/01/27		930	1,006,786
3.40%, 05/01/30		625	686,430

			2,107,646

Peru — 0.0%
Orazul Energy Egenor SCA, 5.63%, 04/28/27		2,960	3,054,350

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 4.25%, 04/16/39		2,980	3,371,125

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(b)(m)	SGD	15,000	10,813,244

South Korea — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(b)	USD	1,684	1,751,360

Spain — 0.0%
Banco Santander SA
2.75%, 05/28/25		2,800	2,951,937
3.49%, 05/28/30		1,000	1,080,425

			4,032,362

Switzerland — 0.1%
UBS Group AG, 4.13%, 09/24/25(b)		8,816	10,020,893

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/21(b)(c)(d)(e)(l)(m)		140,850	13,732,875

United Arab Emirates — 0.0%
DP World Ltd., 6.85%, 07/02/37		2,210	2,768,715
MDGH - GMTN BV, 3.70%, 11/07/49(b)		2,700	2,964,094

			5,732,809

United Kingdom — 0.1%
Algeco Global Finance PLC, 6.50%, 02/15/23	EUR	21,816	25,115,814
Natwest Group PLC, (5 year CMT + 2.35%), 3.03%, 11/28/35(a)	USD	6,153	5,967,918

			31,083,732

United States — 5.2%
AbbVie, Inc., 4.25%, 11/21/49(b)		6,290	7,346,136
Acadia Healthcare Co., Inc.(b)
5.50%, 07/01/28		2,832	2,945,280
5.00%, 04/15/29		702	723,271
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/23(b)		433	439,884
5.75%, 03/15/25		1,590	1,638,694
7.50%, 03/15/26(b)		357	395,556
Allegaint Travel Co., 8.50%, 02/05/24(b)		19,212	19,115,940

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Ally Financial, Inc., 1.45%, 10/02/23	USD	3,058	$3,084,011
AMC Networks, Inc.
5.00%, 04/01/24		541	543,537
4.75%, 08/01/25		429	427,928
American Tower Corp., 3.10%, 06/15/50		9,575	9,369,443
AMN Healthcare Inc. Co., 4.00%, 04/15/29(b)		855	851,794
Aramark Services, Inc.
4.75%, 06/01/26		273	271,294
5.00%, 02/01/28(b)		637	642,644
AutoNation, Inc., 4.75%, 06/01/30		2,972	3,485,271
Avantor Funding, Inc., 4.63%, 07/15/28(b)		3,631	3,762,442
Avantor, Inc., 6.00%, 10/01/24(b)		844	881,896
Ball Corp., 2.88%, 08/15/30		3,154	3,118,517
Bank of America Corp. 4.00%, 01/22/25		7,325	8,144,073
(Secured Overnight Financing Rate + 2.15%), 2.59%, 04/29/31(a)		18,790	19,621,046
Bausch Health Cos., Inc.(b)
5.50%, 11/01/25		746	766,366
5.75%, 08/15/27		222	238,095
6.25%, 02/15/29		2,290	2,359,982
Becton Dickinson and Co.
2.82%, 05/20/30		1,809	1,933,401
3.79%, 05/20/50		2,312	2,575,667
Boise Cascade Co., 4.88%, 07/01/30(b)		769	822,003
Boyd Gaming Corp., 8.63%, 06/01/25(b)		1,435	1,570,894
BP Capital Markets America, Inc., 1.75%, 08/10/30		1,770	1,726,304
Broadcom, Inc.
4.11%, 09/15/28		1,648	1,835,475
4.15%, 11/15/30		4,366	4,891,119
Buckeye Partners LP
4.35%, 10/15/24		1,170	1,134,900
4.13%, 03/01/25(b)		5,777	5,473,707
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		1,146	1,160,325
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		21,047	21,559,875
8.13%, 07/01/27		7,996	8,345,385
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)		3,012	3,089,198
Calpine Corp., 5.13%, 03/15/28(b)		1,301	1,341,468
Carrier Global Corp., 3.58%, 04/05/50(b)		4,325	4,670,280
Cedar Fair LP, 5.25%, 07/15/29		275	249,563
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27		280	259,350
Centene Corp.
4.75%, 01/15/25		7,855	8,071,012
5.38%, 06/01/26(b)		8,790	9,248,926
5.38%, 08/15/26(b)		413	436,748
4.25%, 12/15/27		1,367	1,439,041
3.00%, 10/15/30		9,860	10,239,147
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		283	295,735
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 04/01/31		15,705	16,232,936
Cheniere Energy Partners LP
5.63%, 10/01/26		612	628,279
5.25%, 10/01/25		2,115	2,151,378

Security		Par (000)	Value

United States (continued)
Cheniere Energy, Inc., 4.63%, 10/15/28(b)	USD	3,988	$4,117,610
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(b)		983	986,244
CHS/Community Health Systems, Inc., 8.00%, 03/15/26(b)		3,037	3,049,148
Churchill Downs, Inc., 5.50%, 04/01/27(b)		333	344,863
Citigroup, Inc., (Secured Overnight Financing Rate + 3.91%), 4.41%, 03/31/31(a)		6,463	7,673,848
Clean Harbors, Inc., 4.88%, 07/15/27(b)		294	307,230
Colfax Corp., 6.00%, 02/15/24(b)		339	352,631
CommScope, Inc., 7.13%, 07/01/28(b)		3,109	3,126,255
Crown Castle International Corp., 4.15%, 07/01/50		10,007	11,451,191
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		631	620,513
CSC Holdings LLC(b)
5.50%, 05/15/26		3,763	3,915,401
5.38%, 02/01/28		1,324	1,406,750
4.13%, 12/01/30		9,915	10,081,374
4.63%, 12/01/30		18,890	18,889,622
3.38%, 02/15/31		3,518	3,383,472
CVS Health Corp.
3.75%, 04/01/30		6,395	7,251,050
2.70%, 08/21/40		3,717	3,548,629
5.05%, 03/25/48		6,370	8,078,955
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		280	296,800
DaVita, Inc.(b)
4.63%, 06/01/30		13,941	14,180,018
3.75%, 02/15/31		31,583	30,359,159
Dow Chemical Co. (The), 3.63%, 05/15/26		2,907	3,242,635
Elanco Animal Health, Inc.
4.91%, 08/27/21		272	278,120
5.27%, 08/28/23		421	455,118
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		399	400,995
Endeavor Energy Resources LP/EER Finance, Inc.(b)
5.50%, 01/30/26		270	271,350
5.75%, 01/30/28		553	573,738
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		2,066	2,126,162
4.38%, 03/31/29		768	775,296
Energy Transfer Operating LP, 4.05%, 03/15/25		4,186	4,403,942
ERAC USA Finance LLC, 3.80%, 11/01/25(b)		6,493	7,221,128
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		703	703,000
Exxon Mobil Corp., 3.45%, 04/15/51		7,310	7,658,107
Ferguson Finance PLC, 3.25%, 06/02/30(b)		6,260	6,796,631
FLIR Systems, Inc., 2.50%, 08/01/30		6,260	6,449,415
Flowserve Corp., 3.50%, 10/01/30		6,801	6,774,816
Ford Motor Credit Co. LLC
5.13%, 06/16/25		2,435	2,537,976
4.13%, 08/17/27		4,157	4,094,645
Forestar Group, Inc.(b)
8.00%, 04/15/24		3,097	3,220,880
5.00%, 03/01/28		9,970	9,897,418
Freeport-McMoRan, Inc.
5.00%, 09/01/27		1,301	1,356,553
4.63%, 08/01/30		2,298	2,453,115
Fresh Market Inc. (The), 9.75%, 05/01/23(b)		3,262	3,121,343
Frontier Communications Corp., 5.88%, 10/15/27(b).		4,579	4,693,017
GCI LLC, 4.75%, 10/15/28(b)		1,436	1,482,239
General Electric Co., 4.35%, 05/01/50		2,535	2,700,764

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
General Motors Co., 6.80%, 10/01/27	USD	4,564	$5,602,865
General Motors Financial Co., Inc.
5.20%, 03/20/23		4,320	4,687,717
2.70%, 08/20/27		8,499	8,578,041
3.60%, 06/21/30		6,274	6,600,377
Global Payments, Inc., 2.90%, 05/15/30		6,625	7,043,307
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		8,619	9,011,682
Goldman Sachs Group, Inc.
2.60%, 02/07/30		6,502	6,865,117
4.75%, 10/21/45		1,500	1,973,814
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		592	618,640
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 09/30/21(b)		3,464	1,905,200
H&E Equipment Services, Inc., 5.63%, 09/01/25		528	547,800
Hanesbrands, Inc., 4.63%, 05/15/24(b)		495	515,567
HCA, Inc.
3.50%, 09/01/30		19,298	19,733,934
5.25%, 06/15/49		4,335	5,277,720
HD Supply, Inc., 5.38%, 10/15/26(b)		421	440,383
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26		825	835,312
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25		486	490,500
4.88%, 04/01/27		332	335,860
Hologic, Inc., 3.25%, 02/15/29(b)		8,571	8,613,855
Host Hotels & Resorts LP, Series I, 3.50%, 09/15/30		8,815	8,418,283
Howard Hughes Corp.(b)
5.38%, 03/15/25		2,390	2,392,987
5.38%, 08/01/28		7,158	7,229,580
Hughes Satellite Systems Corp., 7.63%, 06/15/21		2,510	2,579,025
iHeartCommunications, Inc.
6.38%, 05/01/26		16,744	17,434,381
8.38%, 05/01/27		5,522	5,358,010
5.25%, 08/15/27(b)		2,581	2,547,602
4.75%, 01/15/28(b)		2,164	2,066,620
International Business Machines Corp.
1.95%, 05/15/30		10,302	10,464,059
2.95%, 05/15/50		3,055	3,070,840
International Game Technology PLC(b)
6.25%, 02/15/22		483	494,474
6.50%, 02/15/25		659	705,130
IQVIA, Inc.(b)
5.00%, 10/15/26		581	602,146
5.00%, 05/15/27		613	642,118
Iron Mountain, Inc.(b)
5.25%, 07/15/30		10,309	10,579,611
4.50%, 02/15/31		10,376	10,330,034
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(b)		715	745,252
JBS Investments II GmbH(b)
7.00%, 01/15/26		564	602,578
5.75%, 01/15/28		414	434,959
JBS USA LUX SA/JBS USA Finance, Inc.(b)
5.75%, 06/15/25		1,871	1,917,775
6.75%, 02/15/28		532	582,959
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(b)		1,356	1,453,022
JPMorgan Chase & Co., (Secured Overnight Financing Rate + 2.44%), 3.11%, 04/22/51(a)		8,340	8,810,239

Security		Par (000)	Value

United States (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)	USD	1,301	$1,344,356
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23(b)		6,495	6,576,187
L Brands, Inc.
6.88%, 07/01/25(b)		2,212	2,371,220
5.25%, 02/01/28		867	853,995
6.63%, 10/01/30(b)		900	945,000
Lamar Media Corp.
5.75%, 02/01/26		367	379,735
4.88%, 01/15/29		1,105	1,149,200
Lamb Weston Holdings, Inc.(b)
4.63%, 11/01/24		458	472,885
4.88%, 11/01/26		461	478,799
LD Holdings Group LLC, 6.50%, 11/01/25(b)		1,205	1,223,075
Lennar Corp.
4.75%, 04/01/21		270	272,363
4.13%, 01/15/22		321	328,624
4.50%, 04/30/24		365	393,333
Level 3 Financing, Inc.
5.25%, 03/15/26		425	438,770
4.63%, 09/15/27(b)		1,256	1,281,120
4.25%, 07/01/28(b)		17,778	17,866,890
3.63%, 01/15/29(b)		9,979	9,654,682
Life Storage LP, 2.20%, 10/15/30		2,809	2,802,423
Marathon Petroleum Corp., 4.70%, 05/01/25		5,587	6,181,434
Marriott International, Inc.
4.63%, 06/15/30		1,330	1,419,200
Series GG, 3.50%, 10/15/32		9,243	9,122,309
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25(b)		7,471	7,788,517
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		433	445,990
Masonite International Corp., 5.38%, 02/01/28(b)		714	756,840
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(b)		2,165	2,088,575
McDonald’s Corp.
4.45%, 09/01/48		5,587	6,945,558
4.20%, 04/01/50		276	334,366
Meritor, Inc., 6.25%, 06/01/25(b)		2,819	2,945,855
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24		600	631,620
4.63%, 06/15/25(b)		1,039	1,058,180
Michaels Stores, Inc., 8.00%, 07/15/27(b)		3,822	3,936,660
Microchip Technology, Inc., 4.33%, 06/01/23		6,144	6,621,450
Molina Healthcare, Inc., 5.38%, 11/15/22		392	407,345
Morgan Stanley, (Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31(a)		9,972	11,414,080
Motorola Solutions, Inc., 2.30%, 11/15/30		8,154	8,109,626
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		778	814,138
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/28(b)		2,103	2,097,742
Netflix, Inc., 5.50%, 02/15/22		392	411,845
New Home Co., Inc., 7.25%, 10/15/25(b)		2,594	2,610,212
Newell Brands, Inc., 4.35%, 04/01/23		762	795,316
Nexstar Broadcasting Inc., 4.75%, 11/01/28(b)		3,259	3,295,338
NRG Energy, Inc.
7.25%, 05/15/26		570	602,484
6.63%, 01/15/27		686	722,015

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
NRG Energy, Inc. (continued)
5.75%, 01/15/28	USD	461	$497,165
5.25%, 06/15/29(b)		413	447,589
NuStar Logistics LP, 5.75%, 10/01/25		8,282	8,338,566
Nutrition & Biosciences, Inc., 3.47%, 12/01/50(b)		7,469	7,645,611
NVIDIA Corp., 3.50%, 04/01/50		4,885	5,672,754
ONEOK Inc., 2.20%, 09/15/25		435	428,142
ONEOK Partners LP, 4.90%, 03/15/25		9,738	10,632,307
ONEOK, Inc., 2.75%, 09/01/24		5,682	5,757,416
Oracle Corp., 3.60%, 04/01/40		18,804	20,975,354
Outfront Media Capital LLC/Outfront Media Capital Corp.(b)
6.25%, 06/15/25		1,040	1,061,450
5.00%, 08/15/27		364	344,894
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(b)		1,083	1,061,340
Parsley Energy LLC/Parsley Finance Corp.(b)
5.38%, 01/15/25		3,360	3,435,600
5.25%, 08/15/25		7,000	7,210,000
5.63%, 10/15/27		390	414,863
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		6,823	6,055,412
PG&E Corp.
5.00%, 07/01/28		6,251	6,266,784
5.25%, 07/01/30		1,069	1,069,000
Picasso Finance Sub, Inc., 6.13%, 06/15/25(b)		2,160	2,277,936
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)		478	504,950
Pioneer Natural Resources Co., 1.90%, 08/15/30		6,981	6,534,356
Prime Security Services Borrower LLC/Prime Finance, Inc., 3.38%, 08/31/27(b)		1,246	1,202,390
Prudential Financial, Inc., 3.70%, 03/13/51		6,964	7,703,962
QEP Resources, Inc., 5.25%, 05/01/23		2,600	2,067,000
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.(b)
3.63%, 03/01/29		16,657	16,407,145
3.88%, 03/01/31		13,384	13,166,510
Quicken Loans, Inc., 5.25%, 01/15/28(b)		2,720	2,843,107
Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 09/15/26(b)		2,609	2,616,175
Regeneron Pharmaceuticals, Inc., 2.80%, 09/15/50		4,989	4,684,969
Reliance Steel & Aluminum Co., 2.15%, 08/15/30		2,119	2,096,891
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(b)
5.13%, 07/15/23		107	108,338
4.00%, 10/15/27		778	787,725
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		983	1,032,150
Select Medical Corp., 6.25%, 08/15/26(b)		9,926	10,471,930
Sensata Technologies, Inc., 3.75%, 02/15/31(b)		520	514,800
Service Properties Trust
5.00%, 08/15/22		11,857	11,708,787
4.50%, 06/15/23		8,652	8,327,550
7.50%, 09/15/25		1,395	1,462,145
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 04/01/29(b)		4,324	4,388,860
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		641	649,205
Sirius XM Radio, Inc.(b)
3.88%, 08/01/22		540	544,050
4.63%, 07/15/24		762	785,774

Security		Par (000)	Value

United States (continued)
Sirius XM Radio, Inc.(b) (continued)
5.38%, 07/15/26	USD	553	$575,927
5.00%, 08/01/27		836	875,710
5.50%, 07/01/29		702	764,092
4.13%, 07/01/30		9,086	9,340,499
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)		543	504,577
SM Energy Co.
1.50%, 07/01/21(m)		6,032	5,542,472
10.00%, 01/15/25(b)		5,648	5,376,190
Spectrum Brands, Inc., 5.50%, 07/15/30(b)		1,012	1,082,840
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(b)		2,013	2,133,780
Standard Industries, Inc.(b)
5.00%, 02/15/27		257	265,031
4.38%, 07/15/30		1,657	1,706,710
3.38%, 01/15/31		986	959,707
Starbucks Corp., 3.50%, 11/15/50		6,502	6,925,994
Steel Dynamics, Inc., 3.25%, 01/15/31		835	902,252
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		890	916,700
Sunoco Logistics Partners Operations LP, 4.00%, 10/01/27		2,166	2,215,112
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		534	538,005
5.50%, 02/15/26		436	436,818
6.00%, 04/15/27		332	343,192
Talen Energy Supply LLC, 7.63%, 06/01/28(b)		8,340	8,162,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		274	274,685
5.88%, 04/15/26		558	569,160
5.38%, 02/01/27		279	280,395
6.50%, 07/15/27		450	471,375
6.88%, 01/15/29		456	489,060
TEGNA, Inc., 4.75%, 03/15/26(b)		1,957	2,010,817
Teleflex, Inc., 4.63%, 11/15/27		275	289,994
Tempur Sealy International, Inc., 5.50%, 06/15/26		327	340,073
Tenet Healthcare Corp.
4.63%, 07/15/24		2,302	2,340,908
4.63%, 09/01/24(b)		328	335,793
5.13%, 05/01/25		756	748,213
4.88%, 01/01/26(b)		1,131	1,147,321
6.25%, 02/01/27(b)		844	876,329
4.63%, 06/15/28(b)		849	860,674
Terex Corp., 5.63%, 02/01/25(b)		330	334,950
T-Mobile USA, Inc.(b)
3.88%, 04/15/30		6,066	6,814,302
2.55%, 02/15/31		13,946	14,212,369
2.25%, 11/15/31		4,051	4,001,294
TransDigm, Inc., 6.25%, 03/15/26(b)		36,879	38,445,989
TRI Pointe Group, Inc., 5.70%, 06/15/28		645	715,950
Uber Technologies, Inc., 6.25%, 01/15/28(b)		1,244	1,261,105
Union Pacific Corp., 3.25%, 02/05/50		6,503	7,047,263
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 04/15/29		21,106	21,153,514
United Rentals North America, Inc.
5.88%, 09/15/26		568	597,749
5.50%, 05/15/27		569	604,918
4.88%, 01/15/28		906	951,300
United Shore Financial Services LLC, 5.50%, 11/15/25(b)		20,133	20,378,623

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
US Concrete, Inc.
6.38%, 06/01/24	USD	109	$111,725
5.13%, 03/01/29(b)		2,843	2,892,752
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		3,730	3,743,801
3.75%, 02/15/27		3,595	3,603,987
4.13%, 08/15/30		4,285	4,338,562
Vistra Operations Co. LLC(b)
5.50%, 09/01/26		559	578,565
5.63%, 02/15/27		12,703	13,242,877
5.00%, 07/31/27		721	753,445
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(b)		3,022	3,060,742
WESCO Distribution, Inc.(b)
7.13%, 06/15/25		1,360	1,465,400
7.25%, 06/15/28		1,695	1,856,025
William Carter Co., 5.63%, 03/15/27(b)		281	294,874
Williams Scotsman International, Inc., 4.63%, 08/15/28(b)		608	611,800
WPX Energy, Inc., 5.75%, 06/01/26		274	281,398
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)		4,252	4,523,915
Wyndham Hotels & Resorts, Inc.(b)
5.38%, 04/15/26		277	280,463
4.38%, 08/15/28		1,378	1,369,622
Xerox Holdings Corp., 5.00%, 08/15/25(b)		4,241	4,187,097
XHR LP, 6.38%, 08/15/25(b)		8,099	8,039,958
XPO Logistics, Inc.(b)
6.13%, 09/01/23		294	297,675
6.75%, 08/15/24		579	612,698
6.25%, 05/01/25		3,565	3,788,953
Yum! Brands, Inc., 3.63%, 03/15/31		5,149	5,052,456

			1,170,505,357

Total Corporate Bonds — 7.1% (Cost: $1,793,819,609)			1,589,386,936

Floating Rate Loan Interests(a)

Canada — 0.1%
Knowlton Development Corp. Inc., 2020 EUR Term Loan B, (EURIBOR + 5.00%), 5.00%, 12/22/25	EUR	23,536	27,095,504

Chile — 0.1%
Latam Airlines Group SA
Term Loan 2015-1A, (3 mo. LIBOR + 3.20%), 4.70%, 08/30/29	USD	27,809	27,809,183
Term Loan 2015-1B, (3 mo. LIBOR + 3.20%), 4.70%, 08/30/25		4,743	4,743,024

			32,552,207

France — 0.3%
Babilou Group, EUR Term Loan B, 0.00%, 10/08/27(c)(n)	EUR	26,693	30,077,644
Casino Guichard-Perrachon SA, EUR Term Loan B, (EURIBOR + 5.50%), 5.50%, 01/31/24		24,454	27,148,327

			57,225,971

Security		Par (000)	Value

Luxembourg — 0.1%
Luxembourg Life Fund, Long Term Loan G, (Fixed + 9.00%), 9.00%, 08/03/27(c)	USD	11,546	$11,459,664

Netherlands — 0.4%
Boels Topholding BV, 2020 EUR Term Loan B, (EURIBOR + 4.00%), 4.00%, 02/06/27	EUR	31,155	35,258,543
Ziggo BV, 2019 EUR Term Loan H, (EURIBOR + 3.00%), 3.00%, 01/31/29		39,843	45,112,955

			80,371,498

United Kingdom — 0.1%
BCA Marketplace PLC, 2020 EUR Term Loan, (Euribor + 5.50%), 5.50%, 04/29/23(c)		20,860	24,355,008

United States — 0.4%
Aimbridge Acquisition Co., Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 6.00%), 6.75%, 02/02/26(c)	USD	9,327	9,140,460
Airbnb, Inc., Term Loan, (3 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 04/17/25		7,611	8,042,236
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		16,714	16,454,265
Cablevision Lightpath LLC, Term Loan B, 0.00%, 09/15/27(n)		2,385	2,349,225
Caesars Resort Collection LLC, 2020 Term Loan, (3 mo. LIBOR + 4.50%), 4.65%, 07/21/25		4,380	4,236,292
Douglas Dynamics Holdings, Inc., 2020 Additional Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/08/26(c)		1,530	1,515,003
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25(c)		11,177	10,785,805
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 1.90%, 06/22/26		19,245	18,216,236
iHeartCommunications, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/01/26		8,477	7,945,909
Opendoor GP II LLC, Term Loan, (UNFND), 3.33%, 01/23/26(c)		7,955	7,955,000
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		6,042	5,966,334
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.00%), 3.28%, 07/24/26		3,392	3,337,100
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 09/23/27		1,938	1,911,760

			97,855,625

Total Floating Rate Loan Interests — 1.5% (Cost: $325,327,454)			330,915,477

Foreign Agency Obligations

Argentina — 0.2%
Argentine Republic Government International Bond
1.00%, 07/09/29		3,751	1,537,778
0.13%, 07/09/30		35,805	12,979,399
0.13%, 07/09/35		44,033	14,421,029
0.13%, 01/09/38		14,865	5,509,237

			34,447,443

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia — 0.7%
Australia Government Bond, 3.00%, 03/21/47	AUD	180,503	$161,328,708

Bahrain — 0.0%
Bahrain Government International Bond, 6.75%, 09/20/29	USD	4,868	5,268,089

Brazil — 0.2%
Brazil Notas do Tesouro Nacional, Serie F, 10.00%, 01/01/27	BRL	213,912	41,994,541
Brazilian Government International Bond, 3.88%, 06/12/30	USD	3,013	3,050,662

			45,045,203

China — 1.7%
China Government Bond
3.29%, 05/23/29	CNY	2,077,850	311,994,866
2.68%, 05/21/30		383,440	54,887,225

			366,882,091

Colombia — 0.0%
Colombia Government International Bond, 4.50%, 03/15/29	USD	2,561	2,871,521

Dominican Republic — 0.1%
Dominican Republic International Bond
5.50%, 01/27/25		2,784	2,974,530
4.50%, 01/30/30		3,123	3,151,302
4.88%, 09/23/32(b)		4,356	4,439,036

			10,564,868

Egypt — 0.0%
Egypt Government International Bond, 7.60%, 03/01/29		7,626	7,931,040

Germany — 0.1%
Bundesrepublik Deutschland Bundesanleihe, 0.01%, 08/15/50	EUR	24,601	30,556,547

Greece — 0.3%
Hellenic Republic Government Bond, 2.00%, 04/22/27(b)		44,232	55,980,826

Indonesia — 0.0%
Indonesia Government International Bond, 4.20%, 10/15/50	USD	2,572	2,970,660

Italy — 2.1%
Italy Buoni Poliennali Del Tesoro
1.35%, 04/01/30	EUR	146,104	181,243,919
0.95%, 08/01/30		122,452	146,357,627
3.85%, 09/01/49(b)		73,817	131,659,905

			459,261,451

Japan — 0.9%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	21,993,700	198,160,727

Mexico — 0.0%
Mexico Government International Bond, 4.75%, 04/27/32	USD	7,140	8,161,912

Panama — 0.0%
Panama Government International Bond, 6.70%, 01/26/36		2,094	3,018,632

Security		Par (000)	Value

Paraguay — 0.0%
Paraguay Government International Bond, 4.95%, 04/28/31(b)	USD	2,573	$3,000,922

Qatar — 0.0%
Qatar Government International Bond, 4.40%, 04/16/50(b)		2,272	2,885,440

Romania — 0.0%
Romanian Government International Bond, 6.13%, 01/22/44(b)		2,162	2,911,944

Russia — 0.0%
Russian Foreign Bond - Eurobond, 5.25%, 06/23/47		2,200	2,887,500

Saudi Arabia — 0.0%
Saudi Government International Bond, 4.63%, 10/04/47		2,464	2,972,200

Spain(b) — 1.1%
Spain Government Bond
0.60%, 10/31/29	EUR	129,003	157,890,740
1.25%, 10/31/30		17,768	22,975,996
2.70%, 10/31/48		13,821	23,289,246
1.00%, 10/31/50		31,149	36,843,617

			240,999,599

Ukraine(b) — 0.0%
Ukraine Government International Bond
7.75%, 09/01/25	USD	2,658	2,717,805
7.25%, 03/15/33		6,112	5,745,280

			8,463,085

Uruguay — 0.0%
Uruguay Government International Bond, 5.10%, 06/18/50		4,657	6,210,883

Total Foreign Agency Obligations — 7.4% (Cost: $1,562,886,933)			1,662,781,291

		Shares
Investment Companies

United States — 6.0%
Consumer Discretionary Select Sector SPDR Fund		186,154	26,614,437
Financial Select Sector SPDR Fund		799,365	19,072,849
Industrial Select Sector SPDR Fund		521,106	39,536,312
InvesCo QQQ Trust, Series 1		575,548	155,041,120
iShares China Large-Cap ETF(e)(g)		230,793	10,177,971
iShares iBoxx $ High Yield Corporate Bond ETF(e)(g)(i)		3,634,252	304,841,058
iShares iBoxx $ Investment Grade Corporate Bond ETF(e)(g)		985,249	131,757,349
iShares MSCI Brazil ETF(e)		331,338	8,899,738
iShares MSCI Emerging Markets ETF(e)		84,232	3,766,013
iShares Nasdaq Biotechnology ETF(e)(g)		29,547	3,859,429
iShares Russell 2000 ETF(e)(g)		582,855	89,229,272
iShares S&P 500 Value ETF(e)		227,346	25,096,725
KraneShares Bosera MSCI China A ETF(g)		171,614	7,008,716
KraneShares CSI China Internet ETF(g)		131,443	9,441,551

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
SPDR Bloomberg Barclays High Yield Bond ETF		553,344	$57,713,779
SPDR Gold Shares(d)(o)		2,447,401	431,232,056
SPDR S&P Oil & Gas Exploration & Production ETF(g)		201,601	8,180,969
VanEck Vectors Semiconductor ETF		57,794	10,111,060

Total Investment Companies — 6.0% (Cost: $1,249,660,772)			1,341,580,404

		Par (000)

Municipal Bonds

Puerto Rico — 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Series A-1, Restructured, 5.00%, 07/01/58	USD	21,554	22,923,541

Total Municipal Bonds — 0.1% (Cost: $22,782,462)			22,923,541

Non-Agency Mortgage-Backed Securities

United States — 0.6%
1211 Avenue of the Americas Trust, Series 2015- 1211, Class D, 4.14%, 08/10/35(a)(b)		4,330	4,373,759
AOA Mortgage Trust, Series 2015-1177, Class C, 3.01%, 12/13/29(a)(b)		2,924	2,908,427
BANK 2017-BNK8, Series 2017-BNK8, Class B, 3.93%, 11/15/50(a)		1,551	1,691,004
BANK 2017-BNK9, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		1,990	2,244,045
BBCMS Mortgage Trust, Series 2018-TALL, Class C, (1 mo. LIBOR US + 1.12%), 1.27%, 03/15/37(a)(b)		4,880	4,538,306
BWAY Mortgage Trust, Series 2013-1515, Class D, 3.63%, 03/10/33(b)		2,000	2,060,598
BX Commercial Mortgage Trust(a)(b)
Series 2018-BIOA, Class D, (1 mo. LIBOR US + 1.32%), 1.47%, 03/15/37		1,300	1,279,662
Series 2018-BIOA, Class F, (1 mo. LIBOR US + 2.47%), 2.62%, 03/15/37		7,721	7,508,721
Series 2018-IND, Class G, (1 mo. LIBOR US + 2.05%), 2.20%, 11/15/35		2,539	2,484,821
Series 2019-XL, Class G, (1 mo. LIBOR US + 2.30%), 2.45%, 10/15/36		8,947	8,678,272
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 2.80%, 10/15/36		3,014	2,908,359
BX Trust(a)(b)
Series 2019-OC11, Class D, 4.08%, 12/09/41		8,408	8,010,225
Series 2019-OC11, Class E, 4.08%, 12/09/41		11,784	10,714,758
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(a)		864	924,720
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.15%), 2.30%, 07/15/32(a)(b)		3,314	3,283,162
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class AS, 3.86%, 07/10/47		5,552	5,980,691
Citigroup COmmercial Mortgage Trust, Series 2018- C6, Class A4, 4.41%, 11/10/51		2,000	2,367,563

Security		Par (000)	Value

United States (continued)
COMM Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47	USD	4,009	$4,317,078
CORE Mortgage Trust, Series 2019-CORE, Class F, (1 mo. LIBOR US + 2.35%), 2.50%, 12/15/31(a)(b)		2,008	1,930,279
CSAIL Commercial Mortgage Trust, Series 2020- C19, Class A3, 2.56%, 03/15/53		11,759	12,444,278
CSMC 2020-NET, Series 2020-NET, Class A, 2.26%, 08/15/37(b)		4,036	4,143,082
DBWF Mortgage Trust, Series 2018-GLKS, Class C, (1 mo. LIBOR US + 1.75%), 1.90%, 12/19/30(a)(b)		1,650	1,530,336
GRACE Mortgage Trust, Series 2014-GRCE, Class B, 3.52%, 06/10/28(b)		3,500	3,510,246
GS Mortgage Securities Trust, Series 2020-GC47, Class AS, 2.73%, 05/12/53		4,426	4,713,862
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 2.98%, 08/10/38(a)(b)		897	862,861
JP Morgan Chase Commercial Mortgage Securities Trust(b)
Series 2018-WPT, Class DFL, (1 mo. LIBOR US + 2.25%), 2.39%, 07/05/33(a)		1,253	1,190,953
Series 2018-WPT, Class DFX, 5.35%, 07/05/33		2,168	2,155,227
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A5, 4.03%, 03/10/52		4,308	5,034,260
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24, Class C, 4.34%, 05/15/48(a)		647	635,931
Series 2016-C32, Class A4, 3.72%, 12/15/49		3,377	3,802,218
Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.70%, 02/15/53		2,855	3,039,369
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.92%, 10/15/52		1,175	1,269,323
VNDO Trust, Series 2016-350P, Class D, 3.90%, 01/10/35(a)(b)		2,150	2,182,765
Wells Fargo Commercial Mortgage Trust(a)
Series 2015-C28, Class AS, 3.87%, 05/15/48		3,230	3,530,335
Series 2018-1745, Class A, 3.75%, 06/15/36(b)		2,162	2,356,368

Total Non-Agency Mortgage-Backed Securities — 0.6% (Cost: $130,396,251)			130,605,864

Preferred Securities

Capital Trusts — 0.5%

United Kingdom — 0.2%
Lloyds Bank PLC, 13.00%(a)(p)	GBP	14,076	31,875,096

United States — 0.3%
American Express Co., Series C, 3.54%(a)(p)	USD	9,039	8,431,308
Citigroup, Inc., Series Q, 4.38%(a)(p)		12,482	12,265,999
General Motors Financial Co., Inc., Series C, 5.70%(a)(p)		1,857	1,921,995
Goldman Sachs Group, Inc., Series M, 4.17%(a)(p)		14,361	14,145,585
Morgan Stanley, Series H, 3.85%(a)(p)		10,558	10,161,681
NBCUniversal Enterprise, Inc., 5.25%(b)(p)		10,521	10,652,512
Prudential Financial, Inc.(a) 5.63%, 06/15/43		5,623	5,995,119

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Prudential Financial, Inc.(a) (continued) 5.88%, 09/15/42	USD	8,044	$8,509,578
USB Capital IX, 3.50%(a)(p)		3,935	3,588,877

			75,672,654

			107,547,750

		Shares

Preferred Stocks — 1.5%

Brazil — 0.1%
Centrais Eletricas Brasileiras SA, Preference B Shares		40,575	219,141
Itau Unibanco Holding SA, Preference Shares		997,172	4,080,481
Neon Payments Ltd.(c)		19,718	6,694,261

			10,993,883

France — 0.1%
Arrival Ltd., Series A (Acquired 10/08/20, Cost: $31,415,722)(c)(f)		7,836,122	31,112,515

Germany — 0.0%
Volkswagen AG, Preference Shares		2,466	359,207

United States — 1.3%
Aptiv PLC, Series A, 06/15/23(m)		132,372	15,937,589
Becton Dickinson and Co., Series B, 06/01/23(m)		509,265	26,522,521
Boston Scientific Corp., Series A, 06/01/23(m)		88,689	9,186,407
C3.ai, Inc.(c)(f)
Series D, (Acquired 10/07/19, Cost: $21,206,692)		4,782,853	27,549,233
Series E, (Acquired 10/07/19, Cost: $2,435,741)		549,345	3,164,227
Cash Mandatory Exchangeable Trust, 06/01/23(b)(m)		34,289	35,715,422
Databricks, Inc., Series F (Acquired 10/22/19, Cost: $11,769,837)(c)(f)		274,046	14,751,896
Farmer’s Business Network, Inc, Series F (Acquired 07/31/20, Cost: $8,907,002)(c)(f)		269,447	8,907,918
Grand Rounds, Inc.(c)(f)
Series C, (Acquired 03/31/15, Cost: $26,357,523)		9,493,075	30,852,494
Series D, (Acquired 05/01/18, Cost: $4,824,038)		1,990,402	6,409,094
Jumpcloud, Inc., Series E-1 (Acquired 10/30/20, Cost: $11,778,091)(c)(f)		6,458,349	11,778,085
Loadsmart, Inc., Series C (Acquired 10/05/20, Cost: $10,694,460)(c)(f)		1,250,814	10,694,460
Lookout, Inc., Series F (Acquired 09/19/14, Cost: $50,945,689)(c)(f)		4,459,883	50,931,864
Mount Sinai Genomics, Inc., Series C (Acquired 07/17/20, Cost: $10,527,582)(c)(f)		17,155	11,228,977
Nuvia, Inc., Series B (Acquired 09/17/20, Cost: $5,286,012)(c)(f)		1,648,095	5,273,904
SambaNova Systems, Inc., Series C (Acquired 02/20/20, Cost: $11,739,902)(c)(f)		220,503	12,610,567
Zero Mass Water, Inc., Series C-1 (Acquired 05/07/20, Cost: $8,796,956)(c)(f)		558,055	8,700,077

			290,214,735

			332,680,340

Security		Shares	Value

Trust Preferreds — 0.2%

United States — 0.2%
Citigroup Capital XIII, 01/30/40(a)		629,905	$17,259,397
GMAC Capital Trust I, Series 2, 02/15/40(a)		691,942	17,810,587
Wells Fargo & Co., Series L(m)(p)		5,825	7,856,527

			42,926,511

Total Preferred Securities — 2.2% (Cost: $455,336,632)			483,154,601

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 0.0%
Uniform Mortgage-Backed Securities, Class A2, 3.70%, 09/25/30(a)	USD	2,165	2,597,888

Total U.S. Government Sponsored Agency Securities — 0.0% (Cost: $2,598,804)			2,597,888

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40 - 08/15/40(q)(r)		114,879	109,379,532
2.38%, 11/15/49(r)		145,337	171,145,789
U.S. Treasury Inflation Indexed Bonds, 0.13%, 10/15/24 - 01/15/30		970,504	1,029,132,319
U.S. Treasury Notes, 1.75%, 11/15/29(q)(r)		274,806	297,842,470

Total U.S. Treasury Obligations — 7.2% (Cost: $1,535,589,742)			1,607,500,110

		Shares

Warrants

Brazil(c) — 0.0%
Neon Payments Ltd. - T1		9,859	215,518
Neon Payments Ltd. - T2		9,859	215,518

			431,036

United States(c)(f) — 0.0%
Healthcare Merger Corp, (Acquired 7/29/20, Cost: $0)		890,702	9
Zero Mass Water, Inc. Series C-1, (Acquired 05/08/20, Cost: $0)		558,055	491,088

			491,097

Total Warrants — 0.0% (Cost: $1)			922,133

Total Long-Term Investments — 96.4% (Cost: $17,717,219,044)			21,568,054,024

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(s)		3,000,470	$3,000,470
SL Liquidity Series, LLC, Money Market Series, 0.18%(e)(s)(t)		212,921,937	213,007,106

			216,007,576

		Par (000)

Time Deposits — 0.1%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/02/20	CAD	4,316	3,239,299

France — 0.0%
BNP Paribas SA, (0.07%), 11/02/20	EUR	9,082	10,576,980

Japan — 0.0%
Sumitomo Bank Tokyo, (0.26%), 11/02/20	JPY	114,037	1,089,226

United States — 0.1%
Citibank NA, New York, 0.10%, 11/02/20	USD	13,968	13,968,459

			28,873,964

U.S. Treasury Obligations — 3.2%
U.S. Treasury Bills(u)
0.08%, 11/03/20 - 11/24/20		61,635	61,633,032
0.09%, 12/08/20 - 01/21/21		228,000	227,964,028
0.10%, 01/14/21 - 02/18/21		160,000	159,957,125
0.18%, 02/25/21		200,000	199,935,312
U.S. Treasury Notes, 1.75%, 11/15/20(i)(o)(q)(u)		75,132	75,175,099

			724,664,596

Total Short-Term Securities — 4.3% (Cost: $969,423,351)			969,546,136

Options Purchased — 0.7% (Cost: $243,162,664)			172,385,201

Total Investments Before Options Written — 101.4% (Cost: $18,929,805,059)			22,709,985,361

		Shares

Investments Sold Short

Common Stocks

Finland — (0.0)%
UPM-Kymmene OYJ		(340,436)	(9,620,367)

Sweden — (0.1)%
Hennes & Mauritz AB, B Shares		(428,233)	(6,962,384)
Svenska Cellulosa AB SCA, Class B(d)		(803,538)	(10,869,067)

			(17,831,451)

Security	Shares	Value

United States — (0.1)%
Hershey Co.	(48,247)	$(6,632,033)
JM Smucker Co.	(51,256)	(5,750,923)
McCormick & Co., Inc.	(28,652)	(5,171,972)
Seagate Technology PLC	(246,549)	(11,789,973)

		(29,344,901)

Total Investments Sold Short — (0.2)% (Proceeds: $(57,803,641))		(56,796,719)

Options Written — (0.8)% (Premiums Received: $(206,284,435))		(189,089,992)

Total Investments, Net of Options Written — 100.4% (Cost: $18,665,716,983)		22,464,098,650

Liabilities in Excess of Other Assets — (0.4)%		(90,368,836)

Net Assets — 100.0%		$22,373,729,814

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $460,035,085, representing 2.06% of its net assets as of period end, and an original cost of $362,258,577.

(g)	All or a portion of this security is on loan.
(h)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	When-issued security.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Issuer filed for bankruptcy and/or is in default.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(p)	Perpetual security with no stated maturity date.
(q)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(r)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(s)	Annualized 7-day yield as of period end.
(t)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(u)	Rates are discount rates or a range of discount rates as of period end.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Par/Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
Bio City Development Co. BV	$18,662,625	$—		$—		$—	$(4,929,750)	$13,732,875	140,850,000	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	15,160,728	—		(12,160,258	)(a)	—	—	3,000,470	3,000,470	275,879		156
iShares China Large-Cap ETF	—	75,365,285		(63,519,390)		(2,018,891)	350,967	10,177,971	230,793	624,936		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	470,268,167		(358,270,339)		21,248,267	(1,488,746)	131,757,349	985,249	492,320		—
iShares iBoxx High Yield Corporate Bond ETF	—	707,993,102		(431,428,997)		18,151,146	10,125,807	304,841,058	3,634,252	5,813,725		—
iShares MSCI Brazil ETF	—	10,161,673		—		—	(1,261,935)	8,899,738	331,338	—		—
iShares MSCI Emerging Markets ETF	—	60,096,616		(48,621,931)		(7,714,905)	6,233	3,766,013	84,232	19,398		—
iShares Nasdaq Biotechnology ETF	—	3,356,471		—		—	502,958	3,859,429	29,547	5,606		—
iShares Russell 2000 ETF	—	166,032,005		(56,870,195)		(20,473,652)	541,114	89,229,272	582,855	617,469		—
iShares S&P 500 Value ETF	11,974,514	18,059,421		(1,831,667)		41,968	(3,147,511)	25,096,725	227,346	687,201		—
Quintis Australia Pty. Ltd.	75,937,178	6,196,473		—		—	14,954	82,133,651	82,133,651	6,235,201		—
Quintis Australia Pty. Ltd.	82,684,528	—		—		—	263,196	82,684,528	82,684,528	—		—
Quintis HoldCo Pty. Ltd.	26,229,868	—		—		—	10,045,581	36,275,449	43,735,802	—		—
SL Liquidity Series, LLC, Money Market Series	132,228,628	80,615,624	(a)	—		84,851	78,003	213,007,106	212,921,937	2,230,310	(b)	—

						$9,318,784	$11,100,871	$1,008,461,634		$17,002,045		$156

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	2,290	12/08/20	$398,964	$8,908,221
Euro OAT Futures	1,080	12/08/20	213,968	3,231,471
10-Year Australian T-Bond	705	12/15/20	74,091	603,297
DAX Index	49	12/18/20	16,498	(2,201,217)
Euro Stoxx 50 Index	3,846	12/18/20	132,541	(16,317,144)
FTSE/MIB Index	143	12/18/20	14,907	(1,534,810)
MSCI Emerging Markets Index	631	12/18/20	34,765	57,882
Russell 2000 E-Mini Index	675	12/18/20	51,867	1,600,638
10-Year U.S. Treasury Note	6,924	12/21/20	957,027	(7,212,433)
10-Year U.S. Ultra Note	5,468	12/21/20	860,014	(9,165,179)

				(22,029,274)

Short Contracts
Euro Bund	118	12/08/20	24,208	(311,996)
Yen Denom Nikkei Index	27	12/10/20	2,984	(45,419)
SPI 200 Index	35	12/17/20	3,623	4,238
NASDAQ 100 E-Mini Index	1,996	12/18/20	440,966	1,410,961
S&P 500 E-Mini Index	11,522	12/18/20	1,880,794	69,977,253
U.S. Long Treasury Bond	71	12/21/20	12,245	314,531
U.S. Ultra Treasury Bond	1,366	12/21/20	293,690	1,840,424

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
2-Year U.S. Treasury Note	7,698	12/31/20	$1,700,055	$(133,314)
5-Year U.S. Treasury Note	6,256	12/31/20	785,763	2,428,322

				75,485,000

				$53,455,726

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	17,179,770,000	USD	162,025,199	JPMorgan Chase Bank N.A.	11/05/20	$2,070,172
MXN	1,220,134,000	USD	52,865,425	Citibank N.A.	11/05/20	4,650,592
USD	37,399,197	EUR	31,565,000	Barclays Bank PLC	11/05/20	635,394
USD	109,181,857	HKD	846,345,000	HSBC Bank USA N.A.	11/05/20	11,669
JPY	21,673,950,000	USD	203,817,856	UBS AG	11/06/20	3,206,756
USD	109,968,133	HKD	852,352,000	HSBC Bank USA N.A.	11/06/20	23,304
JPY	19,470,050,000	USD	183,851,948	JPMorgan Chase Bank N.A.	11/12/20	2,134,172
USD	33,560,356	EUR	28,321,262	Deutsche Bank AG	11/12/20	569,445
USD	67,571,964	EUR	56,956,027	Citibank N.A.	11/13/20	1,223,490
USD	22,742,332	EUR	19,243,498	Deutsche Bank AG	11/13/20	325,446
KRW	80,826,736,000	USD	68,295,819	Deutsche Bank AG	11/16/20	2,775,702
USD	73,716,298	RUB	5,449,035,000	BNP Paribas S.A.	11/16/20	5,226,100
MYR	260,353,000	USD	62,047,903	Barclays Bank PLC	11/17/20	407,707
MXN	960,614,000	USD	42,796,667	JPMorgan Chase Bank N.A.	11/19/20	2,415,032
USD	22,524,781	EUR	18,885,123	JPMorgan Chase Bank N.A.	11/19/20	522,463
JPY	6,055,650,000	USD	57,080,465	JPMorgan Chase Bank N.A.	12/03/20	779,636
USD	47,680,760	INR	3,525,277,000	Bank of America N.A.	12/08/20	541,236
USD	22,042,723	INR	1,629,365,000	HSBC Bank USA N.A.	12/08/20	255,076
JPY	13,365,100,000	USD	126,146,233	JPMorgan Chase Bank N.A.	12/10/20	1,570,748
GBP	43,845,689	EUR	47,558,000	JPMorgan Chase Bank N.A.	12/17/20	1,374,133
GBP	35,963,000	USD	46,346,086	Citibank N.A.	12/17/20	259,674
JPY	4,168,566,576	EUR	33,354,000	JPMorgan Chase Bank N.A.	12/17/20	953,641
GBP	17,642,000	USD	22,489,965	HSBC Bank USA N.A.	12/29/20	375,922
JPY	22,378,936,000	USD	213,799,371	BNP Paribas S.A.	12/30/20	140,937
JPY	25,727,510	USD	245,385	UBS AG	12/30/20	567
GBP	56,559,000	USD	73,226,287	JPMorgan Chase Bank N.A.	01/08/21	86,180
JPY	6,937,009,549	EUR	56,333,000	JPMorgan Chase Bank N.A.	01/08/21	610,038
JPY	11,135,912,000	USD	105,543,764	Barclays Bank PLC	01/08/21	930,410
USD	43,975,891	INR	3,270,443,000	Barclays Bank PLC	01/08/21	381,280
CAD	39,851,000	USD	29,742,984	Goldman Sachs International	01/14/21	180,289
GBP	90,892,000	USD	116,897,410	JPMorgan Chase Bank N.A.	01/14/21	921,002
JPY	15,251,700,000	USD	144,554,778	Morgan Stanley & Co. International PLC	01/14/21	1,282,453
USD	33,012,651	AUD	46,420,000	Bank of America N.A.	01/15/21	371,349
USD	30,912,212	EUR	26,082,551	JPMorgan Chase Bank N.A.	01/15/21	480,171
GBP	137,973,000	USD	178,654,836	Barclays Bank PLC	01/22/21	198,400
USD	88,004,184	AUD	124,687,000	BNP Paribas S.A.	01/22/21	325,005
EUR	276,920	AUD	459,430	Bank of America N.A.	01/29/21	119
EUR	28,144,080	AUD	46,692,042	Bank of America N.A.	01/29/21	12,776
JPY	11,566,358,861	EUR	94,265,000	HSBC Bank USA N.A.	01/29/21	600,111

						38,828,597

EUR	31,565,000	USD	37,558,171	JPMorgan Chase Bank N.A.	11/05/20	(794,368)
USD	579,908	CNY	4,049,000	Bank of America N.A.	11/05/20	(24,659)
USD	42,104,162	CNY	293,946,000	Citibank N.A.	11/05/20	(1,785,734)
USD	71,599,106	CNY	499,862,000	Citibank N.A.	11/05/20	(3,036,683)
USD	17,442,566	MXN	390,540,806	BNP Paribas S.A.	11/05/20	(967,175)
CHF	48,068,000	USD	52,628,536	JPMorgan Chase Bank N.A.	11/06/20	(202,266)
USD	5,227,523	JPY	555,764,000	BNP Paribas S.A.	11/06/20	(81,007)

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	28,321,262	USD	33,574,581	Barclays Bank PLC	11/12/20	$(583,671)
USD	4,597,285	JPY	486,172,000	BNP Paribas S.A.	11/12/20	(46,835)
EUR	113,457,000	USD	134,262,336	JPMorgan Chase Bank N.A.	11/13/20	(2,095,483)
USD	61,044,561	ZAR	1,056,131,953	Bank of America N.A.	11/13/20	(3,778,775)
BRL	49,060,695	USD	8,883,462	Citibank N.A.	11/16/20	(338,184)
RUB	5,449,035,000	USD	73,965,454	BNP Paribas S.A.	11/16/20	(5,475,257)
EUR	74,081,000	USD	87,229,044	Bank of America N.A.	11/19/20	(920,169)
EUR	47,052,363	USD	56,289,683	Bank of America N.A.	12/03/20	(1,453,915)
EUR	172,637	USD	206,530	BNP Paribas S.A.	12/03/20	(5,335)
EUR	28,422,000	USD	33,696,981	Bank of America N.A.	12/04/20	(572,471)
EUR	9,908,182	USD	11,771,409	Barclays Bank PLC	12/04/20	(223,887)
EUR	28,764,053	USD	34,279,382	Citibank N.A.	12/04/20	(756,225)
EUR	26,467	USD	31,286	JPMorgan Chase Bank N.A.	12/10/20	(435)
EUR	28,080,533	USD	33,181,320	JPMorgan Chase Bank N.A.	12/10/20	(449,196)
NOK	6,360,000	USD	705,570	Barclays Bank PLC	12/11/20	(39,474)
NOK	203,628,000	USD	22,582,823	JPMorgan Chase Bank N.A.	12/11/20	(1,256,416)
USD	96,108,493	CNY	660,842,000	HSBC Bank USA N.A.	12/11/20	(2,308,344)
CAD	144,096,190	USD	108,281,036	JPMorgan Chase Bank N.A.	12/17/20	(100,491)
EUR	28,294,329	USD	33,218,176	Barclays Bank PLC	12/17/20	(230,282)
USD	100,860,503	CNY	688,615,000	Barclays Bank PLC	12/30/20	(1,548,485)
EUR	28,364,522	USD	33,100,538	JPMorgan Chase Bank N.A.	01/08/21	(11,015)
EUR	40,734,000	USD	47,689,522	JPMorgan Chase Bank N.A.	01/08/21	(169,997)
EUR	44,809,715	USD	53,146,213	HSBC Bank USA N.A.	01/14/21	(865,226)
EUR	75,578,000	USD	89,009,873	Morgan Stanley & Co. International PLC	01/15/21	(828,590)
USD	102,301,980	CNY	694,744,000	BNP Paribas S.A.	01/15/21	(896,520)
JPY	8,036,248,000	USD	77,077,609	Barclays Bank PLC	01/28/21	(221,679)
JPY	8,036,140,000	USD	77,077,498	Barclays Bank PLC	01/29/21	(221,666)

						(32,289,915)

						$6,538,682

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	6,699	11/20/20	USD	85.00	USD	50,437	$576,114
Agilent Technologies, Inc.	3,418	11/20/20	USD	105.00	USD	34,894	726,326
Deutsche Telekom AG	6,904	11/20/20	EUR	15.00	EUR	9,010	68,346
Dow, Inc.	1,535	11/20/20	USD	52.50	USD	6,983	37,608
Global Payments, Inc.	1,315	11/20/20	USD	185.00	USD	20,743	42,738
iShares China Large-Cap ETF	13,777	11/20/20	USD	44.50	USD	60,757	1,467,250
Merck & Co., Inc.	4,118	11/20/20	USD	87.50	USD	30,971	26,767
Micron Technology, Inc.	3,722	11/20/20	USD	57.50	USD	18,737	124,687
PayPal Holdings, Inc.	1,002	11/20/20	USD	200.00	USD	18,650	553,605
Southwest Airlines Co.	2,050	11/20/20	USD	40.00	USD	8,104	442,800
SPDR S&P 500 ETF Trust	16,931	11/20/20	USD	350.00	USD	552,865	2,683,563
SPDR S&P 500 ETF Trust	1,022	11/20/20	USD	41.00	USD	3,433	12,775
SPDR S&P 500 ETF Trust	1,022	11/20/20	USD	38.00	USD	3,433	15,330
SPDR S&P 500 ETF Trust	9,351	11/20/20	USD	360.00	USD	305,348	434,822
SPDR S&P 500 ETF Trust	20,877	11/20/20	USD	355.00	USD	681,718	1,774,545
T-Mobile USA, Inc.	3,421	11/20/20	USD	125.00	USD	37,484	112,893
Walmart, Inc.	1,849	11/20/20	USD	150.00	USD	25,655	230,201
Walt Disney Co.	855	11/20/20	USD	140.00	USD	10,367	49,163
Alphabet, Inc., Class C	153	12/18/20	USD	1,620.00	USD	24,801	1,466,505
Alphabet, Inc., Class C	152	12/18/20	USD	1,520.00	USD	24,639	2,335,480
Amazon.com, Inc.	73	12/18/20	USD	3,250.00	USD	22,164	885,307
Apple, Inc.	1,996	12/18/20	USD	122.50	USD	21,728	400,198
Apple, Inc.	1,990	12/18/20	USD	117.50	USD	21,663	629,835
Bank of America Corp.	8,845	12/18/20	USD	27.00	USD	20,963	296,308
Bank of America Corp.	14,564	12/18/20	USD	28.00	USD	34,517	334,972

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Charter Communications, Inc., Class A	169	12/18/20	USD	670.00	USD	10,205	$81,120
Citigroup, Inc.	4,586	12/18/20	USD	52.50	USD	18,995	103,185
ConocoPhillips	6,581	12/18/20	USD	36.00	USD	18,835	253,369
Dow, Inc.	2,413	12/18/20	USD	52.50	USD	10,977	153,226
Exxon Mobil Corp.	4,992	12/18/20	USD	37.50	USD	16,284	292,032
Fortive Corp.	3,227	12/18/20	USD	75.00	USD	19,878	879,357
Global Payments, Inc.	1,359	12/18/20	USD	180.00	USD	21,437	258,210
Health Care Select Sector SPDR Fund	6,041	12/18/20	USD	111.00	USD	61,413	486,300
Hilton Worldwide Holdings, Inc.	954	12/18/20	USD	92.50	USD	8,377	438,840
Industrial Select Sector SPDR Fund	3,629	12/18/20	USD	85.00	USD	27,533	186,894
InvesCo QQQ Trust, Series 1	4,386	12/18/20	USD	310.00	USD	118,150	567,987
InvesCo QQQ Trust, Series 1	2,417	12/18/20	USD	300.00	USD	65,109	676,760
InvesCo QQQ Trust, Series 1	2,821	12/18/20	USD	295.00	USD	75,992	1,121,347
Ishares Latin Amarica ETF	5,538	12/18/20	USD	25.00	USD	11,657	69,225
JPMorgan Chase & Co.	1,323	12/18/20	USD	110.00	USD	12,971	175,959
JPMorgan Chase & Co.	1,813	12/18/20	USD	100.00	USD	17,775	833,980
L3Harris Technologies, Inc.	1,274	12/18/20	USD	190.00	USD	20,525	121,030
Lyondellbasell Industries NV, Class A	1,050	12/18/20	USD	75.00	USD	7,187	212,625
Marathon Oil Corp.	3,465	12/18/20	USD	5.00	USD	1,372	46,778
McDonald’s Corp.	516	12/18/20	USD	230.00	USD	10,991	162,540
McDonald’s Corp.	1,105	12/18/20	USD	220.00	USD	23,536	687,862
Merck & Co., Inc.	3,912	12/18/20	USD	90.00	USD	29,422	46,944
Microsoft Corp.	1,253	12/18/20	USD	165.00	USD	25,369	4,902,362
Microsoft Corp.	1,105	12/18/20	USD	220.00	USD	22,373	439,238
Pioneer Natural Resources Co.	829	12/18/20	USD	95.00	USD	6,595	188,598
Societe Generale SA	4,060	12/18/20	EUR	13.00	EUR	4,737	222,238
Societe Generale SA	2,216	12/18/20	EUR	13.50	EUR	2,585	90,331
SPDR S&P 500 ETF Trust	5,633	12/18/20	USD	340.00	USD	183,940	4,619,060
SPDR S&P 500 ETF Trust	6,525	12/18/20	USD	360.00	USD	213,067	1,174,500
SPDR S&P 500 ETF Trust	2,213	12/18/20	USD	350.00	USD	72,263	927,247
SPDR S&P 500 ETF Trust	2,063	12/18/20	USD	365.00	USD	67,365	238,277
SPDR S&P 500 ETF Trust	3,784	12/18/20	USD	355.00	USD	123,563	1,057,628
SPDR S&P 500 ETF Trust	4,019	12/18/20	USD	345.00	USD	131,236	2,411,400
UniCredit SPA	1,001	12/18/20	EUR	7.60	EUR	3,218	59,923
Valero Energy Corp.	2,281	12/18/20	USD	50.00	USD	8,807	82,116
Walt Disney Co.	2,076	12/18/20	USD	140.00	USD	25,171	331,122
SPDR S&P 500 ETF Trust	1,712	12/31/20	USD	350.00	USD	55,904	832,032
Alibaba Group Holding Ltd., ADR	1,078	01/15/21	USD	305.00	USD	32,846	2,724,645
Amazon.com, Inc.	36	01/15/21	USD	2,350.00	USD	10,930	2,608,020
Amazon.com, Inc.	74	01/15/21	USD	3,300.00	USD	22,467	1,079,475
Apple, Inc.	3,748	01/15/21	USD	125.00	USD	40,801	1,066,306
Autodesk, Inc.	948	01/15/21	USD	260.00	USD	22,329	1,000,140
Bank of America Corp.	8,804	01/15/21	USD	27.00	USD	20,865	497,426
Citigroup, Inc., Class A	5,271	01/15/21	USD	45.00	USD	22,265	661,510
D.R. Horton, Inc.	3,111	01/15/21	USD	80.00	USD	20,785	468,206
Home Depot, Inc.	1,845	01/15/21	USD	300.00	USD	49,208	839,475
Industrial Select Sector SPDR Fund	3,475	01/15/21	USD	85.00	USD	26,365	342,288
Marathon Oil Corp.	3,465	01/15/21	USD	5.00	USD	1,372	74,498
Mastercard, Inc., Class A	1,918	01/15/21	USD	335.00	USD	55,361	752,815
Mastercard, Inc., Class A	701	01/15/21	USD	315.00	USD	20,234	588,840
Merck & Co., Inc.	2,779	01/15/21	USD	85.00	USD	20,901	276,511
Morgan Stanley	4,424	01/15/21	USD	55.00	USD	21,302	524,244
PPG Industries, Inc.	1,939	01/15/21	USD	125.00	USD	25,153	2,016,560
Raytheon Technologies Corp.	3,625	01/15/21	USD	65.00	USD	19,691	473,062
SPDR S&P 500 ETF Trust	7,846	01/15/21	USD	365.00	USD	256,203	1,690,813
Starbucks Corp.	2,923	01/15/21	USD	82.50	USD	25,418	2,287,247
Starbucks Corp.	1,983	01/15/21	USD	90.00	USD	17,244	773,370
Union Pacific Corp.	1,203	01/15/21	USD	200.00	USD	21,316	340,449
VanEck Vectors Semiconductor ETF	619	01/15/21	USD	180.00	USD	10,829	519,960
VanEck Vectors Semiconductor ETF	692	01/15/21	USD	185.00	USD	12,106	439,420
VanEck Vectors Semiconductor ETF	2,787	01/15/21	USD	195.00	USD	48,759	961,515
Walt Disney Co.	3,673	01/15/21	USD	140.00	USD	44,535	861,318

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alibaba Group Holding Ltd., ADR	1,933	02/19/21	USD	210.00	USD	58,897	$19,141,532
Microsoft Corp.	1,105	02/19/21	USD	215.00	USD	22,373	1,171,300
Raytheon Technologies Corp.	3,624	02/19/21	USD	65.00	USD	19,686	581,652
SPDR S&P 500 ETF Trust	13,179	02/19/21	USD	380.00	USD	430,347	2,062,513
Bank of America Corp.	4,840	03/19/21	USD	25.00	USD	11,471	771,980
SPDR S&P 500 ETF Trust	1,235	12/17/21	USD	360.00	USD	40,328	1,921,660

							90,678,530

Put
Alphabet, Inc., Class C	144	11/20/20	USD	1,415.00	USD	23,342	144,000
Alphabet, Inc., Class C	126	11/20/20	USD	1,480.00	USD	20,425	245,700
BJ’s Wholesale Club Holdings, Inc.	1,712	11/20/20	USD	30.00	USD	6,555	29,960
NVIDIA Corp.	425	11/20/20	USD	470.00	USD	21,308	667,250
Anthem, Inc.	823	12/18/20	USD	250.00	USD	22,451	777,735
Charter Communications, Inc., Class A	407	12/18/20	USD	500.00	USD	24,575	209,605
UnitedHealth Group, Inc.	736	12/18/20	USD	280.00	USD	22,458	605,360
Alphabet, Inc., Class C	210	01/15/21	USD	1,560.00	USD	34,041	1,758,750
Amazon.com, Inc.	105	01/15/21	USD	3,250.00	USD	31,880	3,901,537
Apple, Inc.	2,614	01/15/21	USD	125.00	USD	28,456	4,992,740
Microsoft Corp.	1,533	01/15/21	USD	215.00	USD	31,039	3,111,990
SPX Volatility Index	4,162	01/20/21	USD	22.00	USD	15,824	416,200
SPX Volatility Index	13,901	02/17/21	USD	21.00	USD	52,852	1,494,357
Amazon.com, Inc.	99	02/19/21	USD	3,350.00	USD	30,058	4,873,275
Microsoft Corp.	1,530	02/19/21	USD	215.00	USD	30,978	3,541,950
SPX Volatility Index	13,901	03/17/21	USD	21.00	USD	52,852	1,980,892

							28,751,301

							$119,429,831

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Down-and-in	BNP Paribas S.A.	—	11/02/20	ZAR	16.58	ZAR	15.68	USD	49,283	$49
		Morgan Stanley & Co.
USD Currency	Down-and-in	International PLC	—	11/02/20	MXN	21.40	MXN	20.40	USD	105,250	105
USD Currency	One Touch	Bank of America N.A.	—	11/03/20	CAD	1.40	CAD	1.40	USD	4,153	615
USD Currency	One Touch	HSBC Bank PLC	—	02/18/21	JPY	100.00	JPY	100.00	USD	4,851	1,443,061

											1,443,830

Put
AUD Currency	One Touch	Bank of America N.A.	—	11/12/20	JPY	70.00	JPY	70.00	AUD	12,008	666,385
S&P 500 Index	Down-and-out	JPMorgan Chase Bank N.A.	16,135	12/18/20	USD	2,900.00	USD	2,200.00	USD	46,792	406,114

											1,072,499

											$2,516,329

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	—	11/02/20	ZAR	17.03	USD	55,966	$1,007
USD Currency	Bank of America N.A.	—	11/03/20	CAD	1.36	USD	137,568	16,233
USD Currency	Citibank N.A.	—	11/03/20	CNH	7.05	USD	103,176	309
USD Currency	Morgan Stanley & Co. International PLC	—	11/19/20	NOK	10.70	USD	108,103	84,645
Boston Scientific Corp.	Nomura International PLC	340,784	11/20/20	USD	41.00	USD	11,679	28,513
Capital One Financial Corp.	Nomura International PLC	156,407	11/20/20	USD	55.00	USD	11,430	2,845,478
SPDR Gold Shares(a)	Goldman Sachs International	435,391	11/20/20	USD	182.00	USD	76,716	946,074
Union Pacific Corp.	Goldman Sachs International	129,128	11/20/20	USD	207.50	USD	22,880	21,726
GBP Currency	UBS AG	—	12/17/20	USD	1.31	GBP	43,487	550,304

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
adidas AG	Barclays Bank PLC	64,213	12/18/20	EUR	285.00	EUR	16,381	$372,286
Bank of Ireland Group PLC	Morgan Stanley & Co. International PLC	110,217	12/18/20	EUR	1.90	EUR	110	33,888
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	85,444	12/18/20	EUR	415.00	EUR	34,389	1,409,094
SPDR Gold Shares(a)	BNP Paribas S.A.	217,629	12/18/20	USD	184.00	USD	38,346	591,951
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	217,594	12/18/20	USD	185.00	USD	38,340	542,897
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	326,699	12/18/20	USD	183.00	USD	57,564	968,662
SPDR Gold Shares(a)	Societe Generale	296,445	12/18/20	USD	198.21	USD	52,234	105,968
SPDR Gold Shares(a)	Societe Generale	326,293	12/31/20	USD	184.00	USD	57,493	1,096,609
SPDR Gold Shares(a)	Societe Generale	87,292	01/15/21	USD	186.00	USD	15,381	296,793
SPDR Gold Shares(a)	Societe Generale	172,180	01/15/21	USD	182.00	USD	30,338	656,359
SPDR Gold Shares(a)	Societe Generale	173,377	01/15/21	USD	190.00	USD	30,549	452,514
EUR Currency	BNP Paribas S.A.	—	01/27/21	USD	1.22	EUR	108,454	366,553
Topix-Bank Index	Goldman Sachs International	577,992	02/12/21	JPY	1,650.00	JPY	578	165,622
Safran SA	Barclays Bank PLC	118,987	02/19/21	EUR	86.00	EUR	10,776	1,718,503
Wisdomtree Japan Hedged Equity Fund	Goldman Sachs International	218,295	02/19/21	USD	50.00	USD	218	253,257
Safran SA	UBS AG	137,786	03/19/21	EUR	88.89	EUR	12,479	1,938,518
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	302,874	03/19/21	USD	191.10	USD	53,366	251,748
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International PLC	575,800	06/18/21	USD	360.00	USD	576	5,576,496
Euro Stoxx 50	Credit Suisse International	13,417	12/17/21	EUR	3,400.00	EUR	13	1,041,851

								22,333,858

Put
USD Currency	Morgan Stanley & Co. International PLC	—	11/13/20	BRL	5.10	USD	69,100	2,488
Amazon.com, Inc.	Citibank N.A.	9,811	11/20/20	USD	2,881.58	USD	29,788	783,585
D.R. Horton, Inc.	Credit Suisse International	213,017	11/20/20	USD	70.00	USD	14,232	1,166,268
Lennar Corp., Class A	JPMorgan Chase Bank N.A.	97,987	11/20/20	USD	76.00	USD	6,882	703,379
USD Currency	JPMorgan Chase Bank N.A.	—	12/01/20	RUB	76.00	USD	34,042	181,375
USD Currency	Bank of America N.A.	—	12/02/20	MXN	20.60	USD	101,380	1,010,252
Walgreens Boots Alliance, Inc.	Morgan Stanley & Co. International PLC	319,806	12/18/20	USD	33.00	USD	320	570,403
USD Currency	Morgan Stanley & Co. International PLC	—	01/21/21	JPY	104.00	USD	174,575	2,129,117

								6,546,867

								$28,880,725

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating	Exercise Price	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Call
Sold Protection on 5-Year Credit Default Swap, 06/20/25	CDX.NA.HY.34.V9	Quarterly	5.00%	Quarterly	Barclays Bank PLC	12/16/20	NR	USD 105.00	USD 12,109	$121,265

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 12/20/50	3-Month LIBOR, 0.22%	Quarterly	0.85%	Semi-Annual	Goldman Sachs International	12/18/20	0.85%	USD	119,778	$586,598
30-Year Interest Rate Swap, 06/06/51	3-Month LIBOR, 0.22%	Quarterly	1.00%	Semi-Annual	JPMorgan Chase Bank N.A.	06/04/21	1.00	USD	101,372	2,940,876
30-Year Interest Rate Swap, 06/13/51	3-Month LIBOR, 0.22%	Quarterly	1.00%	Semi-Annual	BNP Paribas S.A.	06/11/21	1.00	USD	33,056	979,559

										4,507,033

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 11/21/30	0.81%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	11/19/20	0.81%	USD	83,001	$948,915
30-Year Interest Rate Swap, 11/26/50	1.22%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	11/24/20	1.22	USD	30,946	1,190,372
30-Year Interest Rate Swap, 12/26/50	1.27%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	12/24/20	1.27	USD	30,946	1,312,965
30-Year Interest Rate Swap, 01/28/51	1.48%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	01/26/21	1.48	USD	97,002	2,562,674
30-Year Interest Rate Swap, 02/10/51	0.89%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	02/08/21	0.89	USD	57,762	7,052,958
5-Year Interest Rate Swap, 04/08/26	0.60%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	04/06/21	0.60	USD	308,805	1,155,562
5-Year Interest Rate Swap, 04/08/26	0.60%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	04/06/21	0.60	USD	441,149	1,650,803
5-Year Interest Rate Swap, 04/08/26	0.62%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	04/06/21	0.62	USD	308,805	1,055,769

										16,930,018

										$21,437,051

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	13,396	11/06/20	USD	345.00	USD	437,433	$(850,646)
Abbott Laboratories	1,181	11/20/20	USD	110.00	USD	12,413	(222,619)
Advanced Micro Devices, Inc.	10,717	11/20/20	USD	92.50	USD	80,688	(316,151)
Agilent Technologies, Inc.	1,229	11/20/20	USD	110.00	USD	12,547	(141,335)
Agilent Technologies, Inc.	3,418	11/20/20	USD	115.00	USD	34,894	(111,085)
Amazon.com, Inc.	170	11/20/20	USD	3,500.00	USD	51,615	(301,750)
Bank of America Corp.	4,772	11/20/20	USD	26.00	USD	11,310	(124,072)
Citigroup, Inc.	2,666	11/20/20	USD	47.50	USD	11,043	(73,315)
Edwards Lifesciences Corp.	1,471	11/20/20	USD	85.00	USD	10,546	(36,775)
Facebook, Inc., Class A	1,160	11/20/20	USD	290.00	USD	30,521	(365,400)
Intuitive Surgical, Inc.	166	11/20/20	USD	760.00	USD	11,074	(59,345)
iShares China Large-Cap ETF	6,889	11/20/20	USD	47.00	USD	30,380	(189,448)
JPMorgan Chase & Co.	1,187	11/20/20	USD	105.00	USD	11,637	(141,847)
Morgan Stanley	4,749	11/20/20	USD	55.00	USD	22,866	(85,482)
NextEra Energy, Inc.	3,412	11/20/20	USD	77.50	USD	24,979	(281,490)
NVIDIA Corp.	465	11/20/20	USD	560.00	USD	23,313	(397,575)
NVIDIA Corp.	216	11/20/20	USD	620.00	USD	10,829	(42,984)
PayPal Holdings, Inc.	1,002	11/20/20	USD	220.00	USD	18,650	(168,336)
Pfizer, Inc.	8,606	11/20/20	USD	40.00	USD	30,534	(266,786)
Pfizer, Inc.	3,302	11/20/20	USD	41.00	USD	11,715	(75,946)
ServiceNow, Inc.	272	11/20/20	USD	490.00	USD	13,534	(699,040)
U.S. Bancorp	4,495	11/20/20	USD	42.50	USD	17,508	(209,018)
Western Digital Corp.	551	11/20/20	USD	45.00	USD	2,079	(12,122)
Alphabet, Inc., Class C	153	12/18/20	USD	1,800.00	USD	24,801	(431,460)
Alphabet, Inc., Class C	152	12/18/20	USD	1,650.00	USD	24,639	(1,171,920)
Amazon.com, Inc.	73	12/18/20	USD	3,600.00	USD	22,164	(299,665)
Anthem, Inc.	823	12/18/20	USD	290.00	USD	22,451	(761,275)
Apple, Inc.	1,996	12/18/20	USD	140.00	USD	21,728	(89,820)
Apple, Inc.	1,990	12/18/20	USD	130.00	USD	21,663	(194,025)
Charter Communications, Inc., Class A	407	12/18/20	USD	600.00	USD	24,575	(1,188,440)
Charter Communications, Inc., Class A	208	12/18/20	USD	660.00	USD	12,559	(128,960)
Fortive Corp.	3,227	12/18/20	USD	85.00	USD	19,878	(145,215)
HCA Healthcare, Inc.	1,012	12/18/20	USD	145.00	USD	12,543	(177,100)
InvesCo.QQQ Trust, Series 1	2,417	12/18/20	USD	330.00	USD	65,109	(67,676)
JPMorgan Chase & Co.	1,813	12/18/20	USD	115.00	USD	17,775	(113,313)
Lyondellbasell Industries NV, Class A	1,050	12/18/20	USD	85.00	USD	7,187	(47,250)

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
McDonald’s Corp.	516	12/18/20	USD	250.00	USD	10,991	$(39,732)
McDonald’s Corp.	1,105	12/18/20	USD	240.00	USD	23,537	(178,458)
Microsoft Corp.	1,252	12/18/20	USD	190.00	USD	25,349	(2,325,590)
Microsoft Corp.	1,105	12/18/20	USD	250.00	USD	22,373	(57,460)
Societe Generale SA	4,060	12/18/20	EUR	15.00	EUR	4,737	(70,928)
Societe Generale SA	2,216	12/18/20	EUR	16.00	EUR	2,585	(20,647)
Truist Financial Corp.	1,629	12/18/20	USD	47.50	USD	6,861	(105,885)
U.S. Bancorp	2,963	12/18/20	USD	42.50	USD	11,541	(299,263)
UnitedHealth Group, Inc.	736	12/18/20	USD	320.00	USD	22,458	(693,680)
Walt Disney Co.	2,076	12/18/20	USD	155.00	USD	25,172	(92,382)
10-Year U.S. Treasury Note	10,383	12/24/20	USD	139.50	USD	1,431	(2,920,219)
Alibaba Group Holding Ltd., ADR	1,078	01/15/21	USD	350.00	USD	32,846	(927,080)
Amazon.com, Inc.	73	01/15/21	USD	2,900.00	USD	22,164	(2,351,877)
Amazon.com, Inc.	74	01/15/21	USD	3,750.00	USD	22,468	(357,975)
Apple, Inc.	7,496	01/15/21	USD	150.00	USD	81,601	(449,760)
Apple, Inc.	2,769	01/15/21	USD	130.00	USD	30,143	(553,800)
Apple, Inc.	2,914	01/15/21	USD	140.00	USD	31,722	(298,685)
Applied Materials, Inc.	4,129	01/15/21	USD	70.00	USD	24,456	(493,415)
Autodesk, Inc.	1,757	01/15/21	USD	290.00	USD	41,384	(676,445)
Bank of America Corp.	4,772	01/15/21	USD	28.00	USD	11,310	(195,652)
Bank of America Corp.	8,804	01/15/21	USD	31.00	USD	20,865	(136,462)
Citigroup, Inc.	4,341	01/15/21	USD	50.00	USD	17,980	(314,722)
Citigroup, Inc.	2,535	01/15/21	USD	55.00	USD	10,500	(72,248)
Citigroup, Inc., Class A	5,271	01/15/21	USD	52.50	USD	22,265	(63,252)
Guardant Health, Inc.	1,232	01/15/21	USD	120.00	USD	13,141	(868,560)
Home Depot, Inc.	920	01/15/21	USD	320.00	USD	24,537	(162,380)
Home Depot, Inc.	1,845	01/15/21	USD	330.00	USD	49,208	(219,555)
JPMorgan Chase & Co.	1,187	01/15/21	USD	110.00	USD	11,637	(252,238)
JPMorgan Chase & Co.	1,156	01/15/21	USD	120.00	USD	11,333	(73,984)
JPMorgan Chase & Co.	698	01/15/21	USD	115.00	USD	6,843	(82,713)
Lowe’s Cos., Inc.	1,830	01/15/21	USD	180.00	USD	28,932	(663,375)
Lowe’s Cos., Inc.	876	01/15/21	USD	190.00	USD	13,850	(167,316)
Mastercard, Inc., Class A	1,918	01/15/21	USD	365.00	USD	55,361	(216,734)
Mastercard, Inc., Class A	701	01/15/21	USD	350.00	USD	20,234	(143,004)
McDonald’s Corp.	1,148	01/15/21	USD	240.00	USD	24,452	(311,108)
McDonald’s Corp.	599	01/15/21	USD	250.00	USD	12,759	(84,160)
Morgan Stanley	4,424	01/15/21	USD	62.50	USD	21,302	(119,448)
Morgan Stanley	2,393	01/15/21	USD	60.00	USD	11,522	(105,292)
Morgan Stanley	2,361	01/15/21	USD	57.50	USD	11,368	(169,992)
PPG Industries, Inc.	1,939	01/15/21	USD	140.00	USD	25,153	(678,650)
Raytheon Technologies Corp.	3,625	01/15/21	USD	75.00	USD	19,691	(134,125)
ResMed, Inc.	468	01/15/21	USD	195.00	USD	8,983	(458,640)
SPDR S&P 500 ETF Trust	695	01/15/21	USD	367.00	USD	22,695	(128,923)
SPDR S&P 500 ETF Trust	7,846	01/15/21	USD	380.00	USD	256,203	(580,604)
Starbucks Corp.	2,923	01/15/21	USD	92.50	USD	25,418	(844,747)
Starbucks Corp.	1,983	01/15/21	USD	100.00	USD	17,244	(231,020)
Truist Financial Corp.	1,629	01/15/21	USD	50.00	USD	6,861	(89,595)
U.S. Bancorp	2,963	01/15/21	USD	45.00	USD	11,541	(210,373)
Union Pacific Corp.	1,203	01/15/21	USD	230.00	USD	21,316	(48,722)
VanEck Vectors Semiconductor ETF	619	01/15/21	USD	205.00	USD	10,829	(109,563)
VanEck Vectors Semiconductor ETF	692	01/15/21	USD	210.00	USD	12,107	(87,884)
Walt Disney Co.	1,770	01/15/21	USD	155.00	USD	21,461	(138,060)
Zoetis, Inc.	387	01/15/21	USD	175.00	USD	6,136	(127,710)
Alibaba Group Holding Ltd., ADR	1,939	02/19/21	USD	350.00	USD	59,079	(2,355,885)
Amazon.com, Inc.	140	02/19/21	USD	3,900.00	USD	42,506	(899,150)
Bank of America Corp.	4,654	02/19/21	USD	30.00	USD	11,030	(153,582)
Bank of America Corp.	5,525	02/19/21	USD	29.00	USD	13,094	(251,388)
Microsoft Corp.	1,105	02/19/21	USD	245.00	USD	22,373	(333,157)
Raytheon Technologies Corp.	3,624	02/19/21	USD	75.00	USD	19,686	(201,132)
salesforce.com, Inc.	898	02/19/21	USD	300.00	USD	20,858	(424,305)
Apple, Inc.	1,734	03/19/21	USD	150.00	USD	18,876	(291,312)
Bank of America Corp.	4,840	03/19/21	USD	28.00	USD	11,471	(387,200)

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Citigroup, Inc.	1,550	03/19/21	USD	52.50	USD	6,420	$(149,575)
JPMorgan Chase & Co.	1,381	03/19/21	USD	115.00	USD	13,539	(355,607)
Starbucks Corp.	1,040	03/19/21	USD	105.00	USD	9,044	(152,880)
Goldman Sachs Group, Inc.	335	04/16/21	USD	240.00	USD	6,333	(111,388)
SPDR S&P 500 ETF Trust	11,771	06/18/21	USD	400.00	USD	384,370	(2,348,314)

							(39,607,653)

Put
Agilent Technologies, Inc.	1,708	11/20/20	USD	90.00	USD	17,437	(85,400)
Bank of America Corp.	4,772	11/20/20	USD	22.00	USD	11,310	(202,810)
Bank of America Corp.	4,654	11/20/20	USD	21.00	USD	11,030	(111,696)
Bj’S Wholesale Club Holdings, Inc.	1,712	11/20/20	USD	25.00	USD	6,555	(17,120)
Citigroup, Inc.	5,201	11/20/20	USD	37.50	USD	21,543	(377,072)
Deutsche Telekom AG	6,904	11/20/20	EUR	13.60	EUR	9,010	(349,772)
Global Payments, Inc.	1,315	11/20/20	USD	155.00	USD	20,743	(696,950)
JPMorgan Chase & Co.	2,341	11/20/20	USD	85.00	USD	22,951	(184,939)
Microsoft Corp.	1,105	11/20/20	USD	185.00	USD	22,373	(263,543)
Morgan Stanley	4,749	11/20/20	USD	40.00	USD	22,866	(116,351)
Southwest Airlines Co.	2,050	11/20/20	USD	35.00	USD	8,104	(153,750)
SPDR S&P 500 ETF Trust	6,710	11/20/20	USD	300.00	USD	219,108	(2,533,025)
SPDR S&P 500 ETF Trust	4,927	11/20/20	USD	320.00	USD	160,886	(4,210,121)
Starbucks Corp.	1,983	11/20/20	USD	77.50	USD	17,244	(152,691)
T-Mobile USA, Inc.	4,812	11/20/20	USD	95.00	USD	52,725	(276,690)
T-Mobile USA, Inc.	2,047	11/20/20	USD	100.00	USD	22,429	(249,734)
VanEck Vectors Semiconductor ETF	687	11/20/20	USD	165.00	USD	12,019	(221,558)
Visa, Inc., Class A	1,788	11/20/20	USD	180.00	USD	32,490	(1,023,630)
Vulcan Materials Co.	844	11/20/20	USD	110.00	USD	12,224	(158,250)
Walmart, Inc.	1,849	11/20/20	USD	130.00	USD	25,655	(332,820)
Walt Disney Co.	855	11/20/20	USD	120.00	USD	10,367	(408,262)
Alphabet, Inc., Class C	153	12/18/20	USD	1,300.00	USD	24,801	(164,475)
Alphabet, Inc., Class C	152	12/18/20	USD	1,330.00	USD	24,639	(199,880)
Amazon.com, Inc.	73	12/18/20	USD	2,850.00	USD	22,164	(882,935)
Apple, Inc.	1,996	12/18/20	USD	97.50	USD	21,728	(442,114)
Apple, Inc.	1,990	12/18/20	USD	102.50	USD	21,663	(701,475)
Bank of America Corp.	8,809	12/18/20	USD	22.00	USD	20,877	(735,551)
Bank of America Corp.	8,845	12/18/20	USD	21.00	USD	20,963	(499,742)
Charter Communications, Inc., Class A	169	12/18/20	USD	590.00	USD	10,205	(353,210)
Citigroup, Inc.	4,586	12/18/20	USD	42.50	USD	18,995	(1,524,845)
ConocoPhillips	6,581	12/18/20	USD	27.00	USD	18,835	(1,158,256)
Dow, Inc.	2,413	12/18/20	USD	40.00	USD	10,977	(326,961)
Exxon Mobil Corp.	4,992	12/18/20	USD	27.50	USD	16,284	(406,848)
Fortive Corp.	3,227	12/18/20	USD	65.00	USD	19,878	(459,847)
Global Payments, Inc.	1,359	12/18/20	USD	150.00	USD	21,437	(801,810)
Hilton Worldwide Holdings, Inc.	954	12/18/20	USD	75.00	USD	8,377	(183,645)
InvesCo.QQQ Trust, Series 1	4,386	12/18/20	USD	252.00	USD	118,150	(3,552,660)
InvesCo.QQQ Trust, Series 1	2,417	12/18/20	USD	262.00	USD	65,109	(2,721,542)
JPMorgan Chase & Co.	1,813	12/18/20	USD	85.00	USD	17,775	(310,023)
L3Harris Technologies, Inc.	1,274	12/18/20	USD	155.00	USD	20,525	(745,290)
Lyondellbasell Industries NV, Class A	1,050	12/18/20	USD	60.00	USD	7,187	(244,125)
Marathon Oil Corp.	3,465	12/18/20	USD	3.00	USD	1,372	(41,580)
McDonald’s Corp.	516	12/18/20	USD	210.00	USD	10,991	(455,370)
McDonald’s Corp.	1,105	12/18/20	USD	180.00	USD	23,537	(216,580)
Merck & Co., Inc.	3,912	12/18/20	USD	70.00	USD	29,422	(655,260)
Microsoft Corp.	1,105	12/18/20	USD	180.00	USD	22,373	(397,800)
Pioneer Natural Resources Co.	829	12/18/20	USD	60.00	USD	6,596	(95,335)
Societe Generale SA	4,060	12/18/20	EUR	10.00	EUR	4,737	(184,410)
Societe Generale SA	2,216	12/18/20	EUR	10.50	EUR	2,585	(139,366)
SPDR S&P 500 ETF Trust	3,068	12/18/20	USD	310.00	USD	100,182	(3,107,886)
Truist Financial Corp.	1,629	12/18/20	USD	37.50	USD	6,861	(207,698)
Unicredit SPA	1,001	12/18/20	EUR	6.00	EUR	3,219	(177,379)
Valero Energy Corp.	2,281	12/18/20	USD	30.00	USD	8,807	(206,431)
Visa, Inc., Class A	1,788	12/18/20	USD	175.00	USD	32,490	(1,099,620)

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Walt Disney Co.	852	12/18/20	USD	110.00	USD	10,331	$(287,550)
10-Year U.S. Treasury Note	10,383	12/24/20	USD	136.50	USD	1,431	(4,867,031)
Alibaba Group Holding Ltd., ADR	539	01/15/21	USD	250.00	USD	16,423	(393,470)
Alphabet, Inc., Class C	210	01/15/21	USD	1,320.00	USD	34,041	(462,000)
Amazon.com, Inc.	74	01/15/21	USD	2,695.00	USD	22,468	(792,170)
Amazon.com, Inc.	105	01/15/21	USD	2,740.00	USD	31,880	(1,265,250)
Apple, Inc.	3,748	01/15/21	USD	100.00	USD	40,801	(1,677,230)
Apple, Inc.	2,614	01/15/21	USD	107.50	USD	28,456	(1,895,150)
Apple, Inc.	2,914	01/15/21	USD	102.50	USD	31,722	(1,457,000)
Applied Materials, Inc.	2,062	01/15/21	USD	45.00	USD	12,213	(183,518)
Autodesk, Inc.	948	01/15/21	USD	210.00	USD	22,329	(971,700)
Bank of America Corp.	8,804	01/15/21	USD	22.00	USD	20,865	(968,440)
Bank of America Corp.	4,772	01/15/21	USD	20.00	USD	11,310	(286,320)
Citigroup, Inc.	5,201	01/15/21	USD	37.50	USD	21,543	(928,378)
Citigroup, Inc., Class A	5,271	01/15/21	USD	37.50	USD	22,265	(590,352)
D.R. Horton, Inc.	3,111	01/15/21	USD	60.00	USD	20,785	(1,018,852)
Home Depot, Inc.	1,845	01/15/21	USD	250.00	USD	49,208	(1,997,212)
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,972	01/15/21	USD	130.00	USD	106,610	(1,147,968)
JPMorgan Chase & Co.	2,341	01/15/21	USD	80.00	USD	22,951	(423,721)
Marathon Oil Corp.	3,465	01/15/21	USD	3.00	USD	1,372	(62,370)
Mastercard, Inc., Class A	959	01/15/21	USD	300.00	USD	27,681	(2,435,860)
Mastercard, Inc., Class A	708	01/15/21	USD	280.00	USD	20,436	(1,152,270)
Merck & Co., Inc.	2,779	01/15/21	USD	72.50	USD	20,901	(836,479)
Microsoft Corp.	1,533	01/15/21	USD	180.00	USD	31,039	(774,165)
Morgan Stanley	4,424	01/15/21	USD	44.00	USD	21,302	(924,616)
Morgan Stanley	4,749	01/15/21	USD	40.00	USD	22,866	(541,386)
PPG Industries, Inc.	1,939	01/15/21	USD	100.00	USD	25,153	(295,698)
Raytheon Technologies Corp.	3,625	01/15/21	USD	55.00	USD	19,691	(1,758,125)
ResMed, Inc.	468	01/15/21	USD	160.00	USD	8,983	(150,930)
Starbucks Corp.	2,923	01/15/21	USD	67.50	USD	25,418	(257,224)
Truist Financial Corp.	1,629	01/15/21	USD	35.00	USD	6,861	(203,625)
Union Pacific Corp.	1,203	01/15/21	USD	165.00	USD	21,316	(866,160)
VanEck Vectors Semiconductor ETF	619	01/15/21	USD	145.00	USD	10,829	(183,843)
VanEck Vectors Semiconductor ETF	692	01/15/21	USD	150.00	USD	12,107	(266,420)
Walt Disney Co.	3,673	01/15/21	USD	110.00	USD	44,535	(1,542,660)
Walt Disney Co.	1,706	01/15/21	USD	100.00	USD	20,685	(353,142)
Zoetis, Inc.	387	01/15/21	USD	140.00	USD	6,136	(134,483)
SPX Volatility Index	4,162	01/20/21	USD	18.00	USD	15,824	(62,430)
SPX Volatility Index	27,802	02/17/21	USD	17.00	USD	105,703	(625,545)
Amazon.com, Inc.	99	02/19/21	USD	2,800.00	USD	30,058	(1,880,257)
Amazon.com, Inc.	140	02/19/21	USD	2,840.00	USD	42,506	(2,899,050)
Bank of America Corp.	4,654	02/19/21	USD	20.00	USD	11,030	(363,012)
Microsoft Corp.	1,530	02/19/21	USD	185.00	USD	30,978	(1,438,200)
Raytheon Technologies Corp.	3,624	02/19/21	USD	50.00	USD	19,686	(1,177,800)
salesforce.com, Inc.	898	02/19/21	USD	220.00	USD	20,858	(1,620,890)
SPDR S&P 500 ETF Trust	13,179	02/19/21	USD	280.00	USD	430,347	(11,215,329)
Vulcan Materials Co.	844	02/19/21	USD	110.00	USD	12,224	(229,990)
SPX Volatility Index	27,802	03/17/21	USD	17.00	USD	105,703	(1,042,575)
Bank of America Corp.	4,840	03/19/21	USD	21.00	USD	11,471	(595,320)
SPDR S&P 500 ETF Trust	3,923	06/18/21	USD	250.00	USD	128,102	(3,216,860)
SPDR S&P 500 ETF Trust	617	12/17/21	USD	270.00	USD	20,148	(1,065,867)

							(97,312,026)

							$(136,919,679)

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One Touch	HSBC Bank PLC	—	11/19/20	JPY	100.00	JPY	100.00	USD	4,851	$(428,596)

Put
Euro Stoxx 50	Down-and-in	Credit Suisse International	13,417	12/17/21	EUR	2,600.00	EUR	2,200.00	EUR	13	(2,811,916)

											$(3,240,512)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Amazon.com, Inc.	Citibank N.A.	9,811	11/20/20	USD	3,397.23	USD	29,788	$(288,798)
ASML Holding NV	Credit Suisse International	22,257	11/20/20	EUR	335.00	EUR	22	(77,477)
Autodesk, Inc.	Nomura International PLC	62,860	11/20/20	USD	260.00	USD	14,806	(209,084)
Capital One Financial Corp.	Nomura International PLC	156,407	11/20/20	USD	70.00	USD	11,430	(826,947)
D.R. Horton, Inc.	Credit Suisse International	213,017	11/20/20	USD	85.00	USD	14,232	(42,603)
Lennar Corp., Class A	JPMorgan Chase Bank N.A.	97,987	11/20/20	USD	86.00	USD	6,882	(15,315)
Roche Holding AG	Barclays Bank PLC	25,584	11/20/20	CHF	350.00	CHF	7,538	(876)
Sanofi	Barclays Bank PLC	85,286	11/20/20	EUR	98.00	EUR	6,612	(121)
SPDR Gold Shares(a)	Goldman Sachs International	435,391	11/20/20	USD	192.00	USD	76,716	(200,280)
GBP Currency	UBS AG	—	12/17/20	USD	1.36	GBP	86,975	(190,085)
adidas AG	Barclays Bank PLC	64,213	12/18/20	EUR	325.00	EUR	16,381	(53,817)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	85,444	12/18/20	EUR	450.00	EUR	34,389	(372,043)
Roche Holding AG	Barclays Bank PLC	26,749	12/18/20	CHF	350.00	CHF	7,881	(19,233)
SPDR Gold Shares(a)	BNP Paribas S.A.	435,258	12/18/20	USD	194.00	USD	76,692	(515,781)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	326,699	12/18/20	USD	196.00	USD	57,564	(331,599)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	217,594	12/18/20	USD	198.00	USD	38,340	(190,395)
SPDR Gold Shares(a)	Societe Generale	435,059	12/31/20	USD	198.00	USD	76,657	(490,803)
SPDR Gold Shares(a)	Societe Generale	173,377	01/15/21	USD	215.00	USD	30,549	(109,227)
SPDR Gold Shares(a)	Societe Generale	172,180	01/15/21	USD	192.00	USD	30,338	(242,743)
SPDR Gold Shares(a)	Societe Generale	87,292	01/15/21	USD	206.00	USD	15,381	(85,369)
USD Currency	Morgan Stanley & Co. International PLC	—	01/21/21	JPY	108.00	USD	174,575	(481,478)
EUR Currency	BNP Paribas S.A.	—	01/27/21	USD	1.34	EUR	162,682	(17,242)
Safran SA	Barclays Bank PLC	118,987	02/19/21	EUR	98.00	EUR	10,776	(916,897)
Safran SA	UBS AG	137,786	03/19/21	EUR	103.56	EUR	12,479	(971,218)

								(6,649,431)

Put
USD Currency	Morgan Stanley & Co. International PLC	—	11/13/20	BRL	4.85	USD	69,100	(138)
Boston Scientific Corp.	Nomura International PLC	170,392	11/20/20	USD	35.00	USD	5,839	(311,817)
D.R. Horton, Inc.	Credit Suisse International	213,017	11/20/20	USD	60.00	USD	14,232	(291,833)
Lennar Corp., Class A	JPMorgan Chase Bank N.A.	97,987	11/20/20	USD	62.00	USD	6,882	(94,260)
Roche Holding AG	Barclays Bank PLC	25,584	11/20/20	CHF	285.00	CHF	7,538	(118,029)
Sanofi	Barclays Bank PLC	85,286	11/20/20	EUR	76.00	EUR	6,612	(182,999)
SPDR Gold Shares(a)	Goldman Sachs International	217,695	11/20/20	USD	165.00	USD	38,358	(124,080)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	132,158	11/20/20	USD	173.00	USD	23,286	(291,396)
Union Pacific Corp.	Goldman Sachs International	129,128	11/20/20	USD	187.50	USD	22,880	(1,593,274)
USD Currency	JPMorgan Chase Bank N.A.	—	12/01/20	RUB	72.00	USD	42,552	(31,276)
USD Currency	Bank of America N.A.	—	12/02/20	MXN	19.80	USD	168,960	(422,907)
adidas AG	Barclays Bank PLC	64,213	12/18/20	EUR	245.00	EUR	16,381	(912,385)
Bank of Ireland Group PLC	Morgan Stanley & Co. International PLC	110,217	12/18/20	EUR	1.50	EUR	110	(969)
Givaudan REG	UBS AG	1,711	12/18/20	CHF	3,680.00	CHF	2	(235,056)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	42,721	12/18/20	EUR	375.00	EUR	17,194	(565,715)
Roche Holding AG	Barclays Bank PLC	26,749	12/18/20	CHF	275.00	CHF	7,881	(172,988)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	326,699	12/18/20	USD	169.00	USD	57,564	(666,035)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	217,594	12/18/20	USD	161.00	USD	38,340	(118,665)
Walgreens Boots Alliance, Inc.	Morgan Stanley & Co. International PLC	319,806	12/18/20	USD	30.00	USD	320	(195,772)
SPDR Gold Shares(a)	Societe Generale	163,148	12/31/20	USD	164.00	USD	28,747	(246,029)
SPDR Gold Shares(a)	Societe Generale	261,876	01/15/21	USD	166.00	USD	46,143	(634,916)
SPDR Gold Shares(a)	Societe Generale	173,377	01/15/21	USD	170.00	USD	30,549	(632,696)
USD Currency	Morgan Stanley & Co. International PLC	—	01/21/21	JPY	100.00	USD	174,575	(637,722)
EUR Currency	BNP Paribas S.A.	—	01/27/21	USD	1.10	EUR	108,454	(158,015)

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Topix-Bank Index	Goldman Sachs International	577,992	02/12/21	JPY	1,500.00	JPY	578	$(215,308)
Safran SA	Barclays Bank PLC	118,987	02/19/21	EUR	70.00	EUR	10,776	(429,076)
Wisdomtree Japan Hedged Equity Fund	Goldman Sachs International	218,295	02/19/21	USD	43.00	USD	218	(229,210)
Givaudan REG	UBS AG	1,711	03/19/21	CHF	3,680.00	CHF	2	(409,860)
Safran SA	UBS AG	137,786	03/19/21	EUR	73.35	EUR	12,479	(827,622)

								(10,750,048)

								$(17,399,479)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
	Rate	Frequency	Rate	Frequency
Put
Sold Protection on 5-Year Credit Default Swap, 06/20/25	CDX.NA.HY.34.V9	Quarterly	5.00%	Quarterly	Barclays Bank PLC	12/16/20	NR	USD 96.00	USD 12,109	$(56,828)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate		Amount (000)	Value
Call
10-Year Interest Rate Swap, 12/17/30	0.47%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	12/15/20	0.47%	USD	55,174	$(43,643)
30-Year Interest Rate Swap, 01/13/51	0.71%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	01/11/21	0.71	USD	68,414	(314,026)
30-Year Interest Rate Swap, 03/26/51	0.87%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	03/24/21	0.87	USD	44,209	(686,447)
30-Year Interest Rate Swap, 06/06/51	0.50%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	JPMorgan Chase Bank N.A.	06/04/21	0.50	USD	101,372	(850,158)
30-Year Interest Rate Swap, 06/13/51	0.50%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	BNP Paribas S.A.	06/11/21	0.50	USD	33,056	(288,057)
10-Year Interest Rate Swap, 09/17/31	0.55%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Citibank N.A.	09/15/21	0.55	USD	55,174	(412,045)
10-Year Interest Rate Swap, 09/22/31	0.55%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Morgan Stanley & Co. International PLC	09/20/21	0.55	USD	54,644	(411,596)
5-Year Interest Rate Swap, 04/10/27	0.02%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	04/08/22	0.02	EUR	170,960	(4,418,203)
5-Year Interest Rate Swap, 04/21/27	0.13%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	04/19/22	0.13	EUR	112,700	(2,311,883)
5-Year Interest Rate Swap, 04/21/27	0.15%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	04/19/22	0.15	EUR	45,113	(880,959)

										(10,617,017)

Put
5-Year Interest Rate Swap, 11/27/25	3-Month LIBOR, 0.22%	Quarterly	0.49%	Semi-Annual	Citibank N.A.	11/25/20	0.48	USD	518,671	(937,436)
10-Year Interest Rate Swap, 12/17/30	3-Month LIBOR, 0.22%	Quarterly	1.07%	Semi-Annual	Citibank N.A.	12/15/20	1.07	USD	165,523	(744,616)
30-Year Interest Rate Swap, 12/20/50	3-Month LIBOR, 0.22%	Quarterly	1.20%	Semi-Annual	Goldman Sachs International	12/18/20	1.20	USD	119,778	(6,138,664)
30-Year Interest Rate Swap, 02/10/51	3-Month LIBOR, 0.22%	Quarterly	1.24%	Semi-Annual	Citibank N.A.	02/08/21	1.24	USD	86,644	(4,876,574)

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
5-Year Interest Rate Swap, 02/10/26	3-Month LIBOR, 0.22%	Quarterly	0.39%	Semi-Annual	Citibank N.A.	02/08/21	0.39%	USD	317,693	$(2,333,541)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.22%	Quarterly	0.85%	Semi-Annual	Bank of America N.A.	04/06/21	0.85	USD	308,805	(377,134)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.22%	Quarterly	0.85%	Semi-Annual	Bank of America N.A.	04/06/21	0.85	USD	441,149	(538,762)
5-Year Interest Rate Swap, 04/08/26	3-Month LIBOR, 0.22%	Quarterly	0.87%	Semi-Annual	Bank of America N.A.	04/06/21	0.87	USD	308,805	(346,071)
10-Year Interest Rate Swap, 09/17/31	3-Month LIBOR, 0.22%	Quarterly	1.40%	Semi-Annual	Citibank N.A.	09/15/21	1.40	USD	110,349	(1,070,257)
10-Year Interest Rate Swap, 09/22/31	3-Month LIBOR, 0.22%	Quarterly	1.40%	Semi-Annual	Morgan Stanley & Co. International PLC	09/20/21	1.40	USD	109,287	(1,076,706)
10-Year Interest Rate Swap, 02/13/32	3-Month LIBOR, 0.22%	Quarterly	2.00%	Semi-Annual	JPMorgan Chase Bank N.A.	02/11/22	2.00	USD	248,953	(1,239,960)
5-Year Interest Rate Swap, 04/10/27	6-Month EURIBOR, (0.52%)	Semi-Annual	0.02%	Annual	Barclays Bank PLC	04/08/22	0.02	EUR	170,960	(502,924)
	6-Month
5-Year Interest Rate Swap, 04/21/27	EURIBOR, (0.52%)	Semi-Annual	0.13%	Annual	Barclays Bank PLC	04/19/22	0.13	EUR	112,700	(472,453)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, (0.52%)	Semi-Annual	0.15%	Annual	Barclays Bank PLC	04/19/22	0.15	EUR	45,113	(201,379)

										(20,856,477)

										$(31,473,494)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V9	5.00%	Quarterly	06/20/25	USD	137,532	$(6,746,713)	$4,098,283	$(10,844,996)
CDX.NA.IG.34.V1	1.00	Quarterly	06/20/25	USD	124,255	(679,910)	(1,690,908)	1,010,998

						$(7,426,623)	$2,407,375	$(9,833,998)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	BBB-		USD	885,749		$(5,901,647)	$(16,200,582)	$10,298,935
Markit iTraxx XO, Series 34, Version 1	5.00	Quarterly	12/20/25	B		EUR	57,659		4,456,137	4,432,708	23,429

									$(1,445,510)	$(11,767,874)	$10,322,364

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month CAD BA, 0.00%	Semi-Annual	1.91%	Semi-Annual	N/A	07/09/21	CAD	687,584	$7,309,911	$1,922	$7,307,989
1.06%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	03/28/22	USD	1,037,451	(13,054,586)	5,768	(13,060,354)

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.88%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	08/17/22	USD	577,868	$(7,419,198)	$4,081	$(7,423,279)
0.00%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	06/06/24	USD	204,209	(471,596)	1,593	(473,189)
1.60%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	01/24/25	USD	413,546	(23,089,009)	9,187	(23,098,196)
0.35%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	08/27/25	USD	156,818	596,589	1,871	594,718
3-Month LIBOR, 0.22%	Quarterly	0.37%	Semi-Annual	N/A	10/29/25	USD	453,717	(1,779,318)	5,687	(1,785,005)
0.69%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	06/24/30	USD	49,810	706,059	855	705,204
6-Month LIBOR, 0.24%	Quarterly	1.08%	Semi-Annual	N/A	08/19/30	USD	115,494	2,474,674	2,038	2,472,636
3-Month LIBOR, 0.22%	Quarterly	0.64%	Semi-Annual	N/A	08/21/30	USD	54,006	(1,180,857)	954	(1,181,811)
3-Month LIBOR, 0.22%	Quarterly	0.68%	Semi-Annual	N/A	09/16/30	USD	20,212	(388,680)	359	(389,039)
3-Month LIBOR, 0.22%	Quarterly	0.66%	Semi-Annual	N/A	09/25/30	USD	30,500	(640,302)	544	(640,846)
0.71%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	09/25/30	USD	30,500	492,309	544	491,765
3-Month LIBOR, 0.22%	Quarterly	0.69%	Semi-Annual	N/A	09/30/30	USD	24,400	(436,661)	435	(437,096)
0.76%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	09/30/30	USD	24,400	266,809	435	266,374
0.89%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	07/05/50	USD	37,022	3,960,208	1,196	3,959,012
0.88%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	07/21/50	USD	24,341	2,678,458	800	2,677,658
3-Month LIBOR, 0.22%	Quarterly	1.08%	Semi-Annual	N/A	09/28/50	USD	12,366	(727,098)	409	(727,507)
3-Month LIBOR, 0.22%	Quarterly	1.08%	Semi-Annual	N/A	09/28/50	USD	53,050	(3,188,839)	1,753	(3,190,592)
3-Month LIBOR, 0.22%	Quarterly	1.07%	Semi-Annual	N/A	10/21/50	USD	36,511	(2,265,685)	1,234	(2,266,919)
1.27%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/24/50	USD	77,818	754,783	2,630	752,153
3-Month LIBOR, 0.22%	Quarterly	0.97%	Semi-Annual	N/A	10/28/50	USD	29,589	(2,618,552)	980	(2,619,532)
1.17%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/28/50	USD	30,946	1,116,901	1,046	1,115,855
0.98%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/31/50	USD	89,637	7,691,078	3,031	7,688,047

								$(29,212,602)	$49,352	$(29,261,954)

OTC Total Return Swaps — Future

Reference Entity	Fixed Amount Paid/Received by the Fund(a)		Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	6,260,737	Goldman Sachs International	12/18/20	USD	6,261	$1,282,163	$—	$1,282,163
S&P 500 Index Annual Dividend Future December 2021	USD	7,937,925	BNP Paribas S.A.	12/17/21	USD	7,938	572,250	—	572,250

							$1,854,413	$—	$1,854,413

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation Depreciation
Rate/Reference	Frequency	Rate/Reference	Frequency
Shell: Midstream Partners LP, 0.00%	Semi-Annual	3-Month LIBOR plus 0.10%	Quarterly	Goldman Sachs International	N/A	01/22/21	USD 38,210	$(2,693,288)	$—	$(2,693,288)
Shell: Midstream Partners LP, 0.00%	Semi-Annual	3-Month LIBOR plus 0.10%	Quarterly	Goldman Sachs International	N/A	01/24/21	USD 26,346	(3,660,569)	—	(3,660,569)

								$(6,353,857)	$—	$(6,353,857)

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	01/25/21 – 05/31/23	$20,920,652	$(5,002,581	)(c)	$16,092,132	0.3%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	(24,561,306)	933,529	(e)	(23,593,345)	0.1

				$(3,640,654)	$(4,069,052)		$(7,501,213)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(174,061) of net dividends and financing fees.
(e)	Amount includes $(34,432) of net dividends and financing fees.

The following	are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	18-400 basis points	18-61 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1D Overnight Bank Funding Rate (OBFR01)
	USD - 1W US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date January 25, 2021 to May 31, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	8,805,434	$41,985,542	260.9%

Total Reference Entity — Long		41,985,542

Reference Entity — Short

Common Stocks

China
China Communications Services Corp. Ltd., Class H	(436,000)	(254,038)	(1.6)
China Conch Venture Holdings Ltd.	(252,000)	(1,122,106)	(7.0)
China Eastern Airlines Corp. Ltd., Class H	(900,000)	(358,576)	(2.2)
China Evergrande Group	(115,000)	(229,335)	(1.4)
China Literature Ltd.	(90,600)	(744,318)	(4.6)
China Molybdenum Co. Ltd., Class H	(861,000)	(313,358)	(1.9)
Cosco Shipping Holdings Co. Ltd., Class H	(495,500)	(317,063)	(2.0)
Gsx Techedu, Inc., ADR	(2,438)	(161,932)	(1.0)
Longfor Group Holdings Ltd.	(208,000)	(1,139,655)	(7.1)
Semiconductor Manufacturing International Corp.	(272,000)	(802,436)	(5.0)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(157,000)	(647,939)	(4.0)
Travelsky Technology Ltd., Class H	(93,000)	(196,043)	(1.2)
Xiaomi Corp., Class B	(360,400)	(1,024,990)	(6.4)
ZhongAn Online P&C Insurance Co. Ltd., Class H	(14,500)	(75,900)	(0.5)

		(7,387,689)

Denmark
Orsted A/S	(2,754)	(437,098)	(2.7)

France
Airbus Se	(7,398)	(541,282)	(3.4)

Security	Shares	Value	% of Basket Value

France (continued)
Bouygues SA	(17,641)	$(578,509)	(3.6)%
Hermes International	(112)	(104,283)	(0.6)

		(1,224,074)

Hong Kong
China Resources Gas Group Ltd.	(96,000)	(417,140)	(2.6)
China Resources Land Ltd.	(68,000)	(278,097)	(1.7)
Galaxy Entertainment Group Ltd.	(19,000)	(125,563)	(0.8)
Shimao Group Holdings Ltd.	(63,500)	(224,937)	(1.4)
Sino Biopharmaceutical Ltd.	(450,000)	(455,847)	(2.8)
Wharf Real Estate Investment Co. Ltd.	(107,000)	(411,820)	(2.6)

		(1,913,404)

Italy
Atlantia SpA	(29,115)	(446,931)	(2.8)

Japan
ANA Holdings, Inc.	(9,100)	(198,478)	(1.2)
Z Holdings Corp.	(26,700)	(186,181)	(1.2)

		(384,659)

Norway
Equinor ASA	(51,365)	(655,403)	(4.1)

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(155,634)	(164,124)	(1.0)

South Korea
Celltrion Healthcare Co. Ltd.	(7,459)	(559,555)	(3.5)
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(7,231)	(504,217)	(3.1)

		(1,063,772)

Spain
Caixabank SA	(124,027)	(226,298)	(1.4)
Industria De Diseno Textil	(254,568)	(6,285,112)	(39.1)

		(6,511,410)

Sweden
Investor AB, B Shares	(2,390)	(143,254)	(0.9)

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Sweden (continued)
Swedbank AB, A Shares	(22,892)	$(358,388)	(2.2)%
Telia Co. AB	(131,922)	(504,754)	(3.1)

		(1,006,396)

Taiwan
Catcher Technology Co. Ltd.	(17,000)	(107,466)	(0.7)
E.sun Financial Holding Co.	(293,000)	(249,113)	(1.5)
Hotai Motor Co. Ltd.	(7,000)	(147,535)	(0.9)

		(504,114)

United Kingdom
British American Tobacco PLC	(5,969)	(189,189)	(1.2)
Prudential PLC	(14,628)	(178,908)	(1.1)

		(368,097)

United States
Boeing Co.	(6,753)	(975,066)	(6.1)
Eversource Energy	(5,969)	(520,915)	(3.2)
Honeywell International, Inc.	(2,970)	(489,901)	(3.1)
Keurig Dr Pepper, Inc.	(12,056)	(324,306)	(2.0)
Progressive Corp.	(7,370)	(677,303)	(4.2)
Simon Property Group, Inc.	(11,349)	(712,831)	(4.4)
Square, Inc., Class A	(813)	(125,917)	(0.8)

		(3,826,239)

Total Reference Entity — Short		(25,893,410)

Net Value of Reference Entity — Citibank N.A		$16,092,132

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Australia
Ramsay Health Care Ltd.	(21,409)	$(938,020)	4.0%
Scentre Group	(657,236)	(969,896)	4.1
Sydney Airport	(104,299)	(399,891)	1.7
Transurban Group	(74,015)	(700,898)	3.0

		(3,008,705)

Brazil
Hapvida Participacoes e Investimentos SA	(52,014)	(583,508)	2.5
Magazine Luiza SA	(126,440)	(542,740)	2.3
Raia Drogasil SA	(77,418)	(324,624)	1.4
Suzano SA	(50,327)	(438,984)	1.8

		(1,889,856)

Canada
Canadian National Railway Co.	(2,418)	(240,203)	1.0
Intact Financial Corp.	(2,868)	(296,250)	1.2
National Bank Of Canada	(5,688)	(272,980)	1.2

		(809,433)

China
Aluminum Corp. of China Ltd., Class H	(948,000)	(207,063)	0.9
China Southern Airlines Co. Ltd., Class H	(1,400,000)	(733,297)	3.1
Great Wall Motor Co. Ltd., Class H	(359,500)	(582,056)	2.5

Security	Shares	Value	% of Basket Value

China (continued)
iQIYI, Inc., ADR	(37,576)	$(928,127)	3.9%
Nio American Depositary Shares Rep, ADR	(7,312)	(223,601)	0.9
Shandong Weigao Group Medical Polymer Co. Ltd.	(36,000)	(69,818)	0.3
Shenzhou International Group Holdings Ltd.	(21,100)	(367,127)	1.6
Tsingtao Brewery Co. Ltd., Class H	(48,000)	(397,736)	1.7
Xpeng, Inc., ADR	(8,995)	(174,323)	0.7

		(3,683,148)

France
Electricite de France SA	(27,826)	(322,978)	1.4

Germany
Merck Kgaa	(2,886)	(427,507)	1.8

Hong Kong
China Gas Holdings Ltd.	(52,200)	(160,413)	0.7
China Jinmao Holdings Group	(496,000)	(251,300)	1.0
Geely Automobile Holdings Ltd.	(192,000)	(394,532)	1.7
Link REIT	(62,900)	(480,044)	2.0

		(1,286,289)

Japan
Fast Retailing Co. Ltd.	(1,700)	(1,185,821)	5.0
Kintetsu Group Holdings Co. Ltd.	(3,600)	(143,839)	0.6
Nippon Paint Holdings Co. Ltd.	(7,600)	(684,608)	2.9
ORIX Corp.	(34,400)	(402,316)	1.7
Softbank Group Corp.	(10,800)	(703,445)	3.0

		(3,120,029)

Peru
Credicorp Ltd.	(5,284)	(605,969)	2.6

South Africa
Capitec Bank Holdings Ltd,	(9,219)	(647,908)	2.7
Shoprite Holdings Ltd.	(29,818)	(236,198)	1.0
Vodacom Group Ltd.	(58,801)	(443,123)	1.9

		(1,327,229)

South Korea
Amorepacific Group	(1,070)	(31,025)	0.1
Samsung C&T Corp.	(3,751)	(367,432)	1.6

		(398,457)

Spain
Aena SME SA	(4,203)	(566,294)	2.4
Amadeus IT Group SA	(8,323)	(396,559)	1.7
Ferrovial SA	(10,658)	(230,826)	1.0

		(1,193,679)

Switzerland
Schindler Holding Part Cert	(337)	(86,328)	0.4
Swisscom AG, Registered Shares	(757)	(385,011)	1.6

		(471,339)

Taiwan
Mega Financial Holding Co.Ltd.	(123,000)	(118,523)	0.5
Taiwan Mobile Co. Ltd.	(26,000)	(88,816)	0.4

		(207,339)

United States
Amerisourcebergen Corp.	(2,081)	(199,922)	0.8
Delta Air Lines, Inc.	(7,622)	(233,538)	1.0
Dominion Energy, Inc.	(3,138)	(252,107)	1.1
Fox Corp., Class A	(17,876)	(474,072)	2.0
Fox Corp., Class B	(19,563)	(511,377)	2.2

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

United States (continued)
Hormel Foods Corp.	(10,690)	$(520,496)	2.2%
Roper Technologies, Inc.	(2,578)	(957,314)	4.1
Ross Stores, Inc.	(5,100)	(434,367)	1.8
Trane Technologies PLC	(903)	(119,873)	0.5
Twitter, Inc.	(4,497)	(185,996)	0.8
Welltower Inc.	(5,790)	(311,328)	1.3
Xcel Energy, Inc.	(8,238)	(576,907)	2.4

		(4,777,297)

		(23,529,254)

Security	Shares	Value	% of Basket Value

United States (continued)

Preferred Stocks

Brazil
Lojas Americanas SA, Preference Shares	(15,831)	$(64,091)	0.3%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(23,593,345)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$8,580,343	$(17,891,490)	$39,364,773	$(68,138,361)	$—
OTC Swaps	—	—	2,787,943	(11,356,439)	—
Options Written	—	—	67,304,587	(50,110,144)	(189,089,992)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$73,050,972	$—	$17,326,266	$—	$90,377,238
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	38,828,597	—	—	38,828,597
Options purchased
Investments at value — unaffiliated(b)	—	121,265	144,374,387	6,452,498	21,437,051	—	172,385,201
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	11,333,362	—	—	28,031,411	—	39,364,773
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	2,787,943	—	—	—	2,787,943

	$—	$11,454,627	$220,213,302	$45,281,095	$66,794,728	$—	$343,743,752

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$20,098,590	$—	$16,822,922	$—	$36,921,512
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	32,289,915	—	—	32,289,915
Options written
Options written at value	—	56,828	147,404,961	2,367,459	39,260,744	—	189,089,992

CONSOLIDATED SCHEDULE OF INVESTMENTS	43

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$10,844,996	$—	$—	$57,293,365	$—	$68,138,361
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	11,356,439	—	—	—	11,356,439

	$—	$10,901,824	$178,859,990	$34,657,374	$113,377,031	$—	$337,796,219

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,747,687	$—	$155,047,658	$—	$156,795,345
Forward foreign currency exchange contracts	—	—	—	(72,908,192)	—	—	(72,908,192)
Options purchased(a)	—	—	152,130,875	(22,040,389)	(38,758,833)	—	91,331,653
Options written	—	489,253	84,506,132	23,859,157	27,629,183	—	136,483,725
Swaps	—	18,746,707	5,523,018	—	(6,965,870)	—	17,303,855

	$—	$19,235,960	$243,907,712	$(71,089,424)	$136,952,138	$—	$329,006,386

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$91,398,542	$—	$5,659,828	$—	$97,058,370
Forward foreign currency exchange contracts	—	—	—	(8,988,431)	—	—	(8,988,431)
Options purchased(b)	—	12,647	(62,907,512)	(2,610,113)	11,755,737	—	(53,749,241)
Options written	—	(13,381)	(2,352,222)	(1,975,054)	(8,051,420)	—	(12,392,077)
Swaps	—	1,890,555	(9,289,815)	—	(27,750,378)	—	(35,149,638)

	$—	$1,889,821	$16,848,993	$(13,573,598)	$(18,386,233)	$—	$(13,221,017)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,882,394,505
Average notional value of contracts — short	$3,634,103,879
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$1,773,921,694
Average amounts sold — in USD	$3,008,494,481
Options
Average value of option contracts purchased	$158,922,589
Average value of option contracts written	$142,722,039
Average notional value of swaption contracts purchased	$939,256,071
Average notional value of swaption contracts written	$3,159,502,302
Credit default swaps
Average notional value — buy protection	$1,058,811,072
Average notional value — sell protection	$67,516,155
Interest rate swaps
Average notional value — pays fixed rate	$1,749,907,401
Average notional value — receives fixed rate	$879,120,073
Total return swaps
Average notional value	$67,679,789

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$34,308,238		$2,431,431
Forward foreign currency exchange contracts	38,828,597		32,289,915
Options	172,385,201	(a)	189,089,992
Swaps — centrally cleared	931,930		—
Swaps — OTC(b)	2,787,943		11,356,439

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	249,241,909		235,167,777

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(154,669,999)		(139,351,110)

Total derivative assets and liabilities subject to an MNA	$94,571,910		$95,816,667

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A	$6,482,106	$(6,482,106)	$—	$—	$—
Barclays Bank PLC	6,174,339	(6,174,339)	—	—	—
BNP Paribas S.A	8,202,404	(8,202,404)	—	—	—
Citibank N.A	19,985,534	(19,985,534)	—	—	—
Credit Suisse International	2,208,119	(2,208,119)	—	—	—
Deutsche Bank AG	3,670,593	—	—	(3,210,000)	460,593
Goldman Sachs International	3,435,729	(3,435,729)	—	—	—
HSBC Bank PLC	1,443,061	(428,596)	—	(1,014,465)	—
HSBC Bank USA N.A	1,266,082	(1,266,082)	—	—	—
JPMorgan Chase Bank N.A	19,082,662	(7,310,636)	—	(2,690,000)	9,082,026
Morgan Stanley & Co. International PLC	11,442,902	(5,231,061)	—	(6,211,841)	—
Nomura International PLC	2,873,991	(1,347,848)	—	(1,270,000)	256,143
Societe Generale	2,608,243	(2,441,783)	—	—	166,460
UBS AG	5,696,145	(2,633,841)	—	—	3,062,304

	$94,571,910	$(67,148,078)	$—	$(14,396,306)	$13,027,526

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(f)
Bank of America N.A	$8,434,863	$(6,482,106)	$—	$—	$1,952,757
Barclays Bank PLC	15,657,952	(6,174,339)	(8,813,690)	—	669,923
BNP Paribas S.A	8,451,224	(8,202,404)	—	—	248,820
Citibank N.A	22,626,791	(19,985,534)	(2,641,257)	—	—
Credit Suisse International	3,223,829	(2,208,119)	(954,853)	—	60,857
Goldman Sachs International	14,854,673	(3,435,729)	(8,495,045)	—	2,923,899
HSBC Bank PLC	428,596	(428,596)	—	—	—
HSBC Bank USA N.A	3,173,570	(1,266,082)	—	—	1,907,488
JPMorgan Chase Bank N.A	7,310,636	(7,310,636)	—	—	—
Morgan Stanley & Co. International PLC	5,231,061	(5,231,061)	—	—	—
Nomura International PLC	1,347,848	(1,347,848)	—	—	—

CONSOLIDATED SCHEDULE OF INVESTMENTS	45

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	(e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(f)
Societe Generale	$2,441,783	$(2,441,783)	$—		$—	$—
UBS AG	2,633,841	(2,633,841)	—		—	—

	$95,816,667	$(67,148,078)	$(20,904,845)		$—	$7,763,744

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$140,060,272	$910,739	$140,971,011
Common Stocks
Argentina	6,252,306	—	—	6,252,306
Australia	—	19,138,996	36,275,449	55,414,445
Brazil	6,644,159	—	—	6,644,159
Canada	173,728,966	—	—	173,728,966
China	148,641,920	413,521,893	—	562,163,813
Denmark	—	29,709,899	—	29,709,899
Finland	—	67,255,709	—	67,255,709
France	—	517,690,000	—	517,690,000
Germany	18,764,332	470,559,618	—	489,323,950
Hong Kong	—	174,400,406	—	174,400,406
India	—	87,657,593	—	87,657,593
Indonesia	—	6,728,399	—	6,728,399
Italy	—	313,589,645	—	313,589,645
Japan	—	545,029,876	—	545,029,876
Mexico	1,088,590	—	—	1,088,590
Netherlands	98,982,582	511,845,978	—	610,828,560
Norway	3,967,029	—	—	3,967,029
Poland	—	208,165	—	208,165
Portugal	—	4,429,904	—	4,429,904
Singapore	—	36,173,244	—	36,173,244
South Africa	—	5,980,758	—	5,980,758
South Korea	—	62,806,119	—	62,806,119
Spain	—	83,852,442	—	83,852,442
Sweden	—	188,297,093	—	188,297,093
Switzerland	9,074,165	253,408,336	—	262,482,501
Taiwan	—	248,535,295	—	248,535,295
Thailand	—	10,992,970	—	10,992,970
Turkey	—	736,169	—	736,169
United Arab Emirates	—	—	29	29
United Kingdom	30,916,492	338,105,033	—	369,021,525
United States	9,104,594,605	180,594,871	24,387,621	9,309,577,097
Zambia	20,148,112	—	—	20,148,112

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Australia	$—	$1,153,884	$164,818,179	$165,972,063
Brazil	—	11,479,817	—	11,479,817
Canada	—	18,349,525	—	18,349,525
Cayman Islands	—	4,306,014	—	4,306,014
Chile	—	11,921,096	—	11,921,096
China	—	39,500	—	39,500
Colombia	—	6,455,942	—	6,455,942
France	—	10,980,603	—	10,980,603
Germany	—	5,894,603	—	5,894,603
Greece	—	15,961,439	—	15,961,439
India	—	426,972	1	426,973
Indonesia	—	5,929,706	—	5,929,706
Israel	—	3,072,598	—	3,072,598
Italy	—	5,997,039	—	5,997,039
Japan	—	6,980,878	—	6,980,878
Luxembourg	—	38,837,669	—	38,837,669
Malaysia	—	2,791,027	—	2,791,027
Mexico	—	11,179,119	—	11,179,119
MultiNational	—	6,605,572	—	6,605,572
Netherlands	—	2,107,646	—	2,107,646
Peru	—	3,054,350	—	3,054,350
Saudi Arabia	—	3,371,125	—	3,371,125
Singapore	10,813,244	—	—	10,813,244
South Korea	—	1,751,360	—	1,751,360
Spain	—	4,032,362	—	4,032,362
Switzerland	—	10,020,893	—	10,020,893
Turkey	—	—	13,732,875	13,732,875
United Arab Emirates	—	5,732,809	—	5,732,809
United Kingdom	—	31,083,732	—	31,083,732
United States	—	1,170,505,357	—	1,170,505,357
Floating Rate Loan Interests	—	235,626,893	95,288,584	330,915,477
Foreign Agency Obligations	—	1,662,781,291	—	1,662,781,291
Investment Companies	1,341,580,404	—	—	1,341,580,404
Municipal Bonds	—	22,923,541	—	22,923,541
Non-Agency Mortgage-Backed Securities	—	130,605,864	—	130,605,864
Preferred Securities
Capital Trusts	—	107,547,750	—	107,547,750
Preferred Stocks
Brazil	4,299,622	—	6,694,261	10,993,883
Germany	—	359,207	—	359,207
United States	51,646,517	35,715,422	202,852,796	290,214,735
France	—	—	31,112,515	31,112,515
Trust Preferreds	42,926,511	—	—	42,926,511
U.S. Government Sponsored Agency Securities	—	2,597,888	—	2,597,888
U.S. Treasury Obligations	—	1,607,500,110	—	1,607,500,110
Warrants	—	—	922,133	922,133
Short-Term Securities
Money Market Funds	3,000,470	—	—	3,000,470
Time Deposits	—	28,873,964	—	28,873,964
U.S. Treasury Obligations	—	724,664,596	—	724,664,596
Options Purchased
Credit Contracts	—	121,265	—	121,265
Equity Contracts	119,429,831	24,944,556	—	144,374,387
Foreign Currency Exchange Contracts	—	6,452,498	—	6,452,498
Interest Rate Contracts	—	21,437,051	—	21,437,051
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Investments
Investments Sold Short
Common Stocks
Finland	—	(9,620,367)	—	(9,620,367)

CONSOLIDATED SCHEDULE OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Sweden	$—	$(17,831,451)	$—	$(17,831,451)
United States	(29,344,901)	—	—	(29,344,901)

	$11,167,154,956	$10,696,031,398	$576,995,182	22,440,181,536

Investments Valued at NAV(b)				213,007,106

				$22,653,188,642

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$11,333,362	$—	$11,333,362
Equity Contracts	73,050,972	2,787,942	—	75,838,914
Foreign Currency Exchange Contracts	—	38,828,597	—	38,828,597
Interest Rate Contracts	17,326,266	28,031,411	—	45,357,677
Liabilities
Credit Contracts	—	(10,901,824)	—	(10,901,824)
Equity Contracts	(149,231,019)	(29,628,970)	—	(178,859,989)
Foreign Currency Exchange Contracts	—	(34,657,374)	—	(34,657,374)
Interest Rate Contracts	(24,610,172)	(88,766,859)	—	(113,377,031)

	$(83,463,953)	$(82,973,715)	$—	$(166,437,668)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants	Preferred Stocks	Total
Assets
Opening balance, as of October 31, 2019	$—	$37,705,545	$177,284,776	$—	$—	$156,271,267	$371,261,588
Transfers into Level 3	—	32,700,907	—	—	—	—	32,700,907
Transfers out of Level 3	—	—	(444)	—	—	(55,201,542)	(55,201,986)
Accrued discounts/premiums	—	—	(278,150)	113,838	—	—	(164,312)
Net realized gain (loss)	—	(31,106,631)	—	55	—	74	(31,106,502)
Net change in unrealized appreciation (depreciation)(a)(b)	5,658	(135,625)	(4,651,600)	2,093,809	922,132	33,436,802	31,671,176
Purchases	905,081	23,484,726	6,196,473	115,258,057	1	106,166,124	252,010,462
Sales	—	(1,985,823)	—	(22,177,175)	—	(13,153)	(24,176,151)

Closing balance, as of October 31, 2020	$910,739	$60,663,099	$178,551,055	$95,288,584	$922,133	$240,659,572	$576,995,182

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020(b)	$5,658	$(21,594,195)	$(4,651,600)	$2,093,809	$922,132	$33,436,909	$10,212,713

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2020	BlackRock Global Allocation Fund, Inc.

with values based upon unadjusted third party pricing information in the amount of $76,784,719. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$60,663,050	Market	Revenue Multiple Time to Exit Volatility Recent Transactions	14.25x 1.6 years 53% —		— — — —
		Income	Discount Rate	15%		—

Corporate Bonds	178,551,054	Income	Discount Rate	15% - 31%		16%
Floating Rate Loan Interests	19,414,664	Income	Discount Rate	10% - 11%		10%
Preferred Stocks(b)(c)	240,659,571	Market	Revenue Multiple	3.00x - 14.25x		10.76x
			Time to Exit	0.9 years - 2.5 years		1.8 years
			Volatility	43% - 57%		53%
			Recent Transactions	—		—
Warrants	922,124	Market	Revenue Multiple Time to Exit Volatility	6.75x - 9.50x 0.9 years - 2.5 years 43% - 56%		8.04x 1.8 years 49%

	$500,210,463

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended October 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $45,465,356 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended October 31, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $37,261,588 changed to Transaction Price approach. The investments were previously valued utilizing Probability-Weighted Expected Return Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	49

Consolidated Statement of Assets and Liabilities

October 31, 2020

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$21,701,523,728
Investments at value — affiliated(c)	1,008,461,634
Cash	94,030,270
Cash pledged:
Collateral — exchange-traded options written	7,090,000
Centrally cleared swaps	56,433,000
Foreign currency at value(d)	1,226,921
Receivables:
Investments sold	17,487,361
Options written	3,163,643
Securities lending income — affiliated	140,862
Swaps	634,028
Capital shares sold	35,668,224
Dividends — unaffiliated	20,226,146
Dividends — affiliated	454,923
Interest — unaffiliated	34,439,817
Variation margin on futures contracts	34,308,238
Variation margin on centrally cleared swaps	931,930
Unrealized appreciation on:
Forward foreign currency exchange contracts	38,828,597
OTC swaps	2,787,943
Prepaid expenses	308,412

Total assets	23,058,145,677

LIABILITIES
Investments sold short at value(e)	56,796,719
Cash received as collateral for OTC derivatives	20,852,000
Cash collateral on securities loaned at value	212,741,137
Options written at value(f)	189,089,992
Payables:
Investments purchased	77,480,889
Swaps	3,574,736
Accounting services fees	2,273,110
Capital shares redeemed	42,884,985
Deferred foreign capital gain tax	3,366,171
Investment advisory fees	13,615,379
Directors’ and Officer’s fees	35,636
Options written	7,783,709
Other accrued expenses	3,429,769
Other affiliates	133,882
Professional fees	313,914
Service and distribution fees	3,966,050
Variation margin on futures contracts	2,431,431
Unrealized depreciation on:
Forward foreign currency exchange contracts	32,289,915
OTC swaps	11,356,439

Total liabilities	684,415,863

NET ASSETS	$22,373,729,814

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities (continued)

October 31, 2020

BlackRock Global Allocation Fund, Inc.

NET ASSETS CONSIST OF
Paid-in capital	$18,066,627,988
Accumulated earnings	4,307,101,826

NET ASSETS	$22,373,729,814

(a) Investments at cost — unaffiliated	$17,805,768,607
(b) Securities loaned at value	$207,571,491
(c) Investments at cost — affiliated	$1,124,036,452
(d) Foreign currency at cost	$1,527,280
(e) Proceeds from investments sold short	57,803,641
(f) Premiums received	$206,284,435

CONSOLIDATED FINANCIAL STATEMENTS	51

Consolidated Statement of Assets and Liabilities (continued)

October 31, 2020

BlackRock Global Allocation Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$7,907,316,730

Shares outstanding	396,807,017

Net asset value	$19.93

Shares authorized	2 billion

Par value	$0.10

Investor A
Net assets	$11,184,639,130

Shares outstanding	566,207,193

Net asset value	$19.75

Shares authorized	2 billion

Par value	$0.10

Investor C
Net assets	$1,547,011,114

Shares outstanding	88,744,820

Net asset value	$17.43

Shares authorized	2 billion

Par value	$0.10

Class K
Net assets	$1,329,362,715

Shares outstanding	66,710,920

Net asset value	$19.93

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$405,400,125

Shares outstanding	21,750,799

Net asset value	$18.64

Shares authorized	2 billion

Par value	$0.10

See notes to consolidated financial statements.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended October 31, 2020

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$222,636,974
Dividends — affiliated	14,771,735
Interest — unaffiliated	155,218,314
Securities lending income — affiliated — net	2,230,310
Other income	777,583
Other income — affiliated	16,428
Foreign taxes withheld	(9,086,205)

Total investment income	386,565,139

EXPENSES
Investment advisory	168,840,350
Service and distribution — class specific	52,586,710
Transfer agent — class specific	20,953,607
Accounting services	1,848,261
Custodian	1,106,168
Professional	369,479
Directors and Officer	317,653
Printing and postage	268,493
Registration	266,159
Miscellaneous	371,414

Total expenses excluding dividends expense and fees	246,928,294
Dividends expense — unaffiliated	1,261,126
Stock loan fees	7,353

Total expenses	248,196,773
Less:
Fees paid indirectly	(31,220)
Fees waived and/or reimbursed by the Manager	(10,276,760)

Total expenses after fees waived and/or reimbursed	237,888,793

Net investment income	148,676,346

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	1,189,305,214
Investments — affiliated	9,318,784
Capital gain distributions from underlying funds — affiliated	156
Foreign currency transactions	(7,662,060)
Forward foreign currency exchange contracts	(72,908,192)
Futures contracts	156,795,345
Options written	136,483,725
Short sales — unaffiliated	19,841,739
Swaps	17,303,855

1,448,478,566

CONSOLIDATED FINANCIAL STATEMENTS	53

Consolidated Statement of Operations (continued)

Year Ended October 31, 2020

BlackRock Global Allocation Fund, Inc.
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	$393,958,996
Investments — affiliated	11,100,871
Foreign currency translations	1,724,643
Forward foreign currency exchange contracts	(8,988,431)
Futures contracts	97,058,370
Options written	(12,392,077)
Short sales — unaffiliated	1,006,922
Swaps	(35,149,638)

448,319,656

Net realized and unrealized gain	1,896,798,222

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,045,474,568

(a) Net of foreign capital gain tax	$2,690,775
(b) Net of deferred foreign capital gain tax	$1,068,013

See notes to consolidated financial statements.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Year Ended October 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$148,676,346	$359,384,978
Net realized gain	1,448,478,566	1,657,511,891
Net change in unrealized appreciation	448,319,656	460,854,493

Net increase in net assets resulting from operations	2,045,474,568	2,477,751,362

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(554,927,544)	(740,960,412)
Investor A	(702,910,993)	(660,060,342)
Investor C	(190,636,849)	(268,550,116)
Class K	(83,133,683)	(81,596,844)
Class R	(35,376,625)	(44,354,639)

Decrease in net assets resulting from distributions to shareholders	(1,566,985,694)	(1,795,522,353)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,216,536,634)	(7,595,454,785)

NET ASSETS
Total decrease in net assets	(1,738,047,760)	(6,913,225,776)
Beginning of year	24,111,777,574	31,025,003,350

End of year	$22,373,729,814	$24,111,777,574

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	55

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$19.36		$18.81	$20.39	$18.43	$19.88

Net investment income(a)	0.17		0.30	0.28	0.25	0.25
Net realized and unrealized gain (loss)	1.75		1.45	(0.84)	2.12	(0.05)

Net increase (decrease) from investment operations	1.92		1.75	(0.56)	2.37	0.20

Distributions(b)
From net investment income	(0.12)		(0.22)	(0.32)	(0.26)	(0.15)
From net realized gain	(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(1.35)		(1.20)	(1.02)	(0.41)	(1.65)

Net asset value, end of year	$19.93		$19.36	$18.81	$20.39	$18.43

Total Return(c)
Based on net asset value	10.23	%(d)	9.96%	(2.94)%	13.10%	1.34%

Ratios to Average Net Assets(e)
Total expenses	0.86%		0.85%	0.87%	0.90%	0.88%

Total expenses after fees waived and/or reimbursed	0.81%		0.80%	0.80%	0.82%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.81%		0.80%	0.79%	0.80%	0.79%

Net investment income	0.91%		1.59%	1.43%	1.28%	1.39%

Supplemental Data
Net assets, end of year (000)	$7,907,317		$8,617,256	$12,963,106	$16,164,754	$16,122,793

Portfolio turnover rate	193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	—%	0.01%	0.01%	0.01%

See notes to consolidated financial statements.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$19.23		$18.68	$20.26	$18.29	$19.76

Net investment income(a)	0.12		0.24	0.23	0.19	0.20
Net realized and unrealized gain (loss)	1.72		1.46	(0.85)	2.11	(0.04)

Net increase (decrease) from investment operations	1.84		1.70	(0.62)	2.30	0.16

Distributions(b)
From net investment income	(0.09)		(0.17)	(0.26)	(0.18)	(0.13)
From net realized gain	(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(1.32)		(1.15)	(0.96)	(0.33)	(1.63)

Net asset value, end of year	$19.75		$19.23	$18.68	$20.26	$18.29

Total Return(c)
Based on net asset value	9.87	%(d)	9.71%	(3.24)%	12.77%	1.08%

Ratios to Average Net Assets(e)
Total expenses	1.13%		1.13%	1.14%	1.18%	1.15%

Total expenses after fees waived and/or reimbursed	1.08%		1.08%	1.07%	1.10%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.08%		1.08%	1.07%	1.07%	1.07%

Net investment income	0.63%		1.29%	1.14%	1.00%	1.10%

Supplemental Data
Net assets, end of year (000)	$11,184,639		$10,601,653	$10,547,464	$12,809,356	$13,447,603

Portfolio turnover rate	193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	—%	0.01%	0.01%	0.01%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	57

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor C

	Year Ended October 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$17.17		$16.82	$18.33	$16.57	$18.11

Net investment income (loss)(a)	(0.02)		0.09	0.07	0.04	0.06
Net realized and unrealized gain (loss)	1.53		1.30	(0.76)	1.91	(0.04)

Net increase (decrease) from investment operations	1.51		1.39	(0.69)	1.95	0.02

Distributions(b)
From net investment income	(0.02)		(0.06)	(0.12)	(0.04)	(0.06)
From net realized gain	(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(1.25)		(1.04)	(0.82)	(0.19)	(1.56)

Net asset value, end of year	$17.43		$17.17	$16.82	$18.33	$16.57

Total Return(c)
Based on net asset value	9.06	%(d)	8.88%	(3.95)%	11.92%	0.36%

Ratios to Average Net Assets(e)
Total expenses	1.89%		1.88%	1.88%	1.92%	1.89%

Total expenses after fees waived and/or reimbursed	1.85%		1.83%	1.81%	1.84%	1.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.84%		1.82%	1.81%	1.82%	1.82%

Net investment income (loss)	(0.13)%		0.56%	0.38%	0.27%	0.37%

Supplemental Data
Net assets, end of year (000)	$1,547,011		$3,143,501	$5,402,163	$7,545,249	$11,029,706

Portfolio turnover rate	193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	—%	0.01%	0.01%	0.01%

See notes to consolidated financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K

	Year Ended October 31,					Period from 06/08/16(a) to 10/31/16

	2020		2019	2018	2017

Net asset value, beginning of period	$19.36		$18.80	$20.39	$18.44	$18.23

Net investment income(b)	0.19		0.31	0.30	0.27	0.08
Net realized and unrealized gain (loss)	1.73		1.46	(0.85)	2.12	0.13

Net increase (decrease) from investment operations	1.92		1.77	(0.55)	2.39	0.21

Distributions(c)
From net investment income	(0.12)		(0.23)	(0.34)	(0.29)	—
From net realized gain	(1.23)		(0.98)	(0.70)	(0.15)	—

Total distributions	(1.35)		(1.21)	(1.04)	(0.44)	—

Net asset value, end of period	$19.93		$19.36	$18.80	$20.39	$18.44

Total Return(d)
Based on net asset value	10.28	%(e)	10.10%	(2.91)%	13.20%	1.15	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.78%		0.78%	0.80%	0.82%	0.79	%(h)

Total expenses after fees waived and/or reimbursed	0.74%		0.73%	0.73%	0.74%	0.71	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.73%		0.72%	0.72%	0.72%	0.71	%(h)

Net investment income	0.98%		1.67%	1.53%	1.39%	1.06	%(h)

Supplemental Data
Net assets, end of period (000)	$1,329,363		$1,146,295	$1,326,617	$1,341,925	$604,611

Portfolio turnover rate	193%		156%	154%	110%	131	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,				Period from 06/08/16(a)
	2020	2019	2018	2017	to 10/31/16
Investments in underlying funds	0.02%	—%	0.01%	0.01%	0.01%

(h) Annualized.
(i) Portfolio turnover rate is representative of the Fund for the entire year.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	59

Consolidated Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R
	Year Ended October 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of year	$18.24		$17.77	$19.32	$17.46	$18.96

Net investment income(a)	0.06		0.17	0.15	0.13	0.14
Net realized and unrealized gain (loss)	1.63		1.38	(0.80)	2.01	(0.04)

Net increase (decrease) from investment operations	1.69		1.55	(0.65)	2.14	0.10

Distributions(b)
From net investment income	(0.06)		(0.10)	(0.20)	(0.13)	(0.10)
From net realized gain	(1.23)		(0.98)	(0.70)	(0.15)	(1.50)

Total distributions	(1.29)		(1.08)	(0.90)	(0.28)	(1.60)

Net asset value, end of year	$18.64		$18.24	$17.77	$19.32	$17.46

Total Return(c)
Based on net asset value	9.54	%(d)	9.35%	(3.56)%	12.42%	0.79%

Ratios to Average Net Assets(e)
Total expenses	1.47%		1.46%	1.47%	1.50%	1.47%

Total expenses after fees waived and/or reimbursed, as applicable	1.42%		1.41%	1.40%	1.42%	1.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.41%		1.40%	1.39%	1.40%	1.39%

Net investment income	0.31%		0.98%	0.81%	0.68%	0.79%

Supplemental Data
Net assets, end of year (000)	$405,400		$603,073	$785,653	$1,060,273	$1,131,647

Portfolio turnover rate	193%		156%	154%	110%	131%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	0.02%	—%	0.01%	0.01%	0.01%

See notes to consolidated financial statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Class R Shares are sold only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years	(c)
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $506,608,658, which is 2.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61

Notes to Consolidated Financial Statements  (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. The adjusted cost basis of securities at October 31, 2019 is $21,758,799,568.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63

Notes to Consolidated Financial Statements  (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2020, certain investments of the Fund were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BlackRock Global Allocation Fund, Inc.	Opendoor GP II LLC	$15,910,000	$15,910,000	$15,910,000	$ 0

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	65

Notes to Consolidated Financial Statements  (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
Barclays Capital, Inc.	$6,180,318	$(6,180,318)	$—
BofA Securities, Inc.	60,756,260	(60,756,260)	—
Citigroup Global Markets, Inc.	55,485,784	(55,485,784)	—
Credit Suisse Securities (USA) LLC	37,657,486	(37,525,401)	132,085
Goldman Sachs & Co.	8,520,988	(8,520,988)	—
J.P. Morgan Securities LLC	21,014,003	(21,014,003)	—
Jefferies LLC	10,359,180	(10,359,180)	—
National Financial Services LLC	3,323,061	(3,323,061)	—
State Street Bank & Trust Company	813,222	(813,222)	—
TD Prime Services LLC	3,461,189	(3,461,189)	—

	$207,571,491	$(207,439,406)	$132,085

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	67

Notes to Consolidated Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

For the year ended October 31, 2020, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $252,067.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	69

Notes to Consolidated Financial Statements  (continued)

For the year ended October 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution fees — class specific	$ 26,163,358	$ 24,019,828	$ 2,403,524	$ 52,586,710

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Total
Amounts paid to affiliates	$ 56,923	$ 96	$ 57,019

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional Investor A		Investor C	Class K	Class R	Total
Reimbursed amounts	$ 19,830	$ 199,240	$ 93,985	$ 5,775	$ 3,056	$ 321,886

For the year ended October 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 6,491,811	$ 10,654,941	$ 2,817,602	$ 81,539	$ 907,714	$ 20,953,607

Other Fees: For the year ended October 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $128,219.

For the year ended October 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$ 74,341	$ 57,697	$ 132,038

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through February 28, 2021, so that the Manager receives such fees as a percentage of average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fees
First $10 billion	0.75%
$10 billion — $15 billion	0.69
$15 billion — $20 billion	0.68
$20 billion — $25 billion	0.67
$25 billion — $30 billion	0.65
$30 billion — $40 billion	0.63
$40 billion — $60 billion	0.62
$60 billion — $80 billion	0.61
Greater than $80 billion	0.60

This contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2020, the Manager waived $8,515,091 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. Prior to February 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2020, the amounts waived were $31,383.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, affiliated and exchange-traded funds that have a contractual management fee through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2020, the Manager waived $1,730,286 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated – net in the Consolidated Statement of Operations. For the year ended October 31, 2020, the Fund paid BIM $452,570 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: During the year ended October 31, 2020, the Fund received a reimbursement of $16,428 from an affiliate, which is included in Other income - affiliated in the Consolidated Statement of Operations, related to an operating event.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended October 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
BlackRock Global Allocation Fund, Inc.	$ 14,708,869	$ 14,989,498	$ 160,029

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

Asset Type	Purchases	Sales
Non-U.S. government securities	$35,241,102,515	$35,474,914,800
U.S. government securities	4,185,604,640	5,760,298,365

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	71

Notes to Consolidated Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to income recognized from the Fund’s wholly owned subsidiary and the certain deemed distributions were reclassified to the following accounts:

Amounts

Paid-in capital	$111,748,958
Accumulated earnings (loss)	(111,748,958)

The tax character of distributions paid was as follows:

	10/31/20	10/31/19
Ordinary income(a)	$ 701,602,430	$ 301,805,775
Long-term capital gains(a)	1,005,848,390	1,673,336,233

	$ 1,707,450,820	$ 1,975,142,008

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Amounts
Undistributed ordinary income	$ 763,071,187
Undistributed long-term capital gains	317,432,659
Net unrealized gains(a)	3,226,597,980

$ 4,307,101,826

(a)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$19,125,765,390

Gross unrealized appreciation	$4,614,763,819
Gross unrealized depreciation	(1,038,787,881)

Net unrealized appreciation (depreciation)	$3,575,975,938

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	73

Notes to Consolidated Financial Statements  (continued)

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	60,012,764	$1,165,102,853	65,547,601	$1,211,921,527
Shares issued in reinvestment of distributions	26,172,269	505,101,847	38,223,294	679,170,797
Shares redeemed	(134,369,913)	(2,548,330,718)	(348,120,063)	(6,489,291,802)

	(48,184,880)	$(878,126,018)	(244,349,168)	$(4,598,199,478)

Investor A
Shares sold and automatic conversion of shares	106,473,620	$2,061,125,684	114,513,713	$2,131,384,710
Shares issued in reinvestment of distributions	34,097,475	653,789,198	34,806,478	615,764,480
Shares redeemed	(125,629,074)	(2,384,215,581)	(162,648,789)	(3,008,794,310)

	14,942,021	$330,699,301	(13,328,598)	$(261,645,120)

Investor C
Shares sold	5,032,820	$85,563,106	7,512,871	$123,175,408
Shares issued in reinvestment of distributions	10,648,558	181,375,674	16,253,238	256,393,304
Shares redeemed and automatic conversion of shares	(109,980,242)	(1,877,176,344)	(161,893,916)	(2,696,127,334)

	(94,298,864)	$(1,610,237,564)	(138,127,807)	$(2,316,558,622)

Class K
Shares sold	22,010,657	$426,992,355	15,405,222	$288,087,479
Shares issued in reinvestment of distributions	4,276,611	82,541,947	4,551,509	80,871,066
Shares redeemed	(18,785,979)	(368,238,193)	(31,310,151)	(589,431,669)

	7,501,289	$141,296,109	(11,353,420)	$(220,473,124)

Class R
Shares sold	2,333,994	$42,200,269	4,070,448	$71,438,095
Shares issued in reinvestment of distributions	1,949,910	35,361,742	2,644,412	44,332,192
Shares redeemed	(15,591,980)	(277,730,473)	(17,862,274)	(314,348,728)

	(11,308,076)	$(200,168,462)	(11,147,414)	$(198,578,441)

	(131,348,510)	$(2,216,536,634)	(418,306,407)	$(7,595,454,785)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended October 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
BlackRock Global Allocation Fund, Inc.	10.57%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2020:

Fund Name	Qualified Dividend Income
BlackRock Global Allocation Fund, Inc.	$392,034,820

For the fiscal year ended October 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
BlackRock Global Allocation Fund, Inc.	$49,135,805

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

Fund Name	Federal Obligation Interest
BlackRock Global Allocation Fund, Inc.	$19,652,833

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following distribution amounts are hereby designated for the fiscal year ended October 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long- Term Capital Gain Dividends
BlackRock Global Allocation Fund, Inc.	$591,602,008	$1,005,848,390

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	77

Disclosure of Investment Advisory Agreement  (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management, to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board noted significant changes to the Fund’s portfolio management team under the senior leadership of BlackRock’s Global Fixed Income Chief Investment Officer and an expansion of resources.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints, in the form of an advisory fee waiver that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	79

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 156 Portfolios	None

Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	33 RICs consisting of 156 Portfolios	None

Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	33 RICs consisting of 156 Portfolios	None

Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None

Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 156 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	33 RICs consisting of 156 Portfolios	None

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	33 RICs consisting of 156 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	33 RICs consisting of 156 Portfolios	None

Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 156 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	81

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 156 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	119 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	120 RICs consisting of 267 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

DIRECTOR AND OFFICER INFORMATION	83

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Accounting Agent	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02111	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

ADDITIONAL INFORMATION	85

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

RUB	New Russian Ruble

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

RB	Revenue Bond

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Svenska Celluosa Aktiebolaget

SPDR	Standard & Poor’s Depository Receipt

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$97,002	$97,002	$0	$0	$26,300	$24,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$26,300	$24,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: December 31, 2020